File No. 33-59261, 811-5626
                                            Filed under Rule 497(c)

================================================================================



                               Granite PrimElite


                                   Deferred
                                   Variable
                                    Annuity
                                  Prospectus





                                  May 1, 1997
                    Golden American Life Insurance Company


                                  May 1, 1997
                           Equi-Select Series Trust


                               February 28, 1997
                          Travelers Series Fund Inc.


                                April 29, 1997
                           Smith Barney Series Fund


================================================================================

                    GOLDEN AMERICAN LIFE INSURANCE COMPANY
    Golden American Life Insurance Company is a stock company domiciled in
                             Wilmington, Delaware

                     DEFERRED VARIABLE ANNUITY PROSPECTUS
                               GRANITE PRIMELITE

  This prospectus describes individual deferred variable annuity Contracts (the "Contract") offered by Golden American Life Insurance Company ("Golden American" "we" "our" or "us"). The Owner ("you" or "your") purchases the Contract with an Initial Premium and is permitted to make additional premium payments.

  The Contract is funded by Separate Account B ("Account B" or the "Account").

  Eight Divisions of Account B are currently available under the Contract offered by this prospectus. The investments available through the Divisions of Account B include mutual fund portfolios (the "Portfolios") of Equi-Select Series Trust (the "ESS Trust"), Travelers Series Fund Inc. (the "Travelers Fund") and Smith Barney Series Fund (the "Smith Barney Fund").

  This prospectus describes the Contract and provides background information regarding Account B. The prospectuses for the ESS Trust, Travelers Fund and Smith Barney Fund (individually, a "Trust," and collectively, the "Trusts"), which must accompany this prospectus, provide information regarding investment activities and policies of the Trusts.

  You may allocate your premiums among the eight Divisions in any way you choose, subject to certain restrictions. You may change the allocation of your Accumulation Value during a Contract Year free of charge. We reserve the right, however, to assess a charge for each allocation change after the twelfth allocation change in a Contract Year.

  Your Accumulation Value in Account B will vary in accordance with the investment performance of the Divisions selected by you. Therefore, you bear the entire investment risk for all amounts allocated to Account B.

  We will pay a death benefit to the Beneficiary if the Owner dies prior to the Annuity Commencement Date or the Annuitant dies prior to the Annuity Commencement Date when the Owner is other than an individual.

  This prospectus describes your principal rights and limitations and sets forth the information concerning the Account that investors should know before investing. A Statement of Additional Information, dated May 1, 1997, about Account B has been filed with the Securities and Exchange Commission ("SEC") and is available without charge upon request. To obtain a copy of this document call or write our Customer Service Center. The Table of Contents of the Statement of Additional Information may be found on the last page of this prospectus. The Statement of Additional Information is incorporated herein by reference.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  CONTRACTS AND UNDERLYING SERIES SHARES WHICH FUND THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO MARKET FLUCTUATION, REINVESTMENT RISK AND POSSIBLE LOSS OF PRINCIPAL INVESTED.

  PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT IS NOT VALID UNLESS ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE ESS TRUST, THE TRAVELERS FUND AND THE SMITH BARNEY FUND.

ISSUED BY:                 DISTRIBUTED BY:            ADMINISTERED AT:
Golden American Life       Directed Services, Inc.    Customer Service Center
Insurance Company          Wilmington, Delaware       Mailing Address:
                           19801                      P.O. Box 8794
                                                      Wilmington, Delaware
                                                      19899-8794
                                                      1-888-354-0800

                         PROSPECTUS DATED: MAY 1, 1997

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
DEFINITION OF TERMS........................................................   1
SUMMARY OF THE CONTRACT....................................................   3
FEE TABLE..................................................................   5
CONDENSED FINANCIAL AND OTHER INFORMATION..................................   7
  Financial Statements.....................................................   7
  Performance Related Information..........................................   8
INTRODUCTION...............................................................   9
  Facts About the Company and the Account..................................   9
  Golden American..........................................................   9
  The ESS Trust, The Travelers Fund and The Smith Barney Fund..............   9
  Separate Account B.......................................................  10
  Account B Divisions......................................................  10
  Changes Within Account B.................................................  12
FACTS ABOUT THE CONTRACT...................................................  12
  The Owner................................................................  12
  The Annuitant............................................................  12
  The Beneficiary..........................................................  13
  Change of Owner or Beneficiary...........................................  13
  Availability of the Contract.............................................  13
  Types of Contracts.......................................................  13
  Your Right to Select or Change Contract Options..........................  14
  Premiums.................................................................  14
  Qualified Plans..........................................................  14
  Where to make Payments...................................................  14
  Making Additional Premium Payments.......................................  14
  Crediting Premium Payments...............................................  15
  Your Right to Reallocate.................................................  16
  Dollar Cost Averaging....................................................  16
  What Happens If a Division Is Not Available..............................  17
  Your Accumulation Value..................................................  17
  Accumulation Value in Each Division......................................  17
  Measurement of Investment Experience.....................................  18
  Cash Surrender Value.....................................................  18
  Surrendering to Receive the Cash Surrender Value.........................  19
  Partial Withdrawals......................................................  19
  Automatic Rebalancing....................................................  20
  Proceeds Payable to the Beneficiary......................................  21
  Death Benefit Options....................................................  21
  How to Claim Payments to Beneficiary.....................................  22
  Reports to Owners........................................................  22
  When We Make Payments....................................................  22
CHARGES AND FEES...........................................................  22
  Charge Deduction Division................................................  22
  Charges Deducted from the Accumulation Value.............................  23
  Surrender Charge.........................................................  23
  Surrender Charge for Excess Partial Withdrawal...........................  23
  Charges Deducted from the Divisions......................................  25
  Trust Expenses...........................................................  25

CHOOSING YOUR ANNUITIZATION OPTIONS.........................................  25
  Annuitization of Your Contract............................................  25
  Annuity Commencement Date Selection.......................................  26
  Frequency Selection.......................................................  26
  The Annuitization Options.................................................  26
  Payment When Named Person Dies............................................  27
OTHER CONTRACT PROVISIONS...................................................  27
  In Case of Errors in Application Information..............................  27
  Sending Notice to Us .....................................................  27
  Assigning the Contract as Collateral......................................  28
  Non-Participating.........................................................  28
  Authority to Make Agreements..............................................  28
  Contract Changes--Applicable Tax Law......................................  28
  Your Right to Cancel or Exchange Your Contract............................  28
  Cancelling Your Contract..................................................  28
  Exchanging Your Contract..................................................  28
  Other Contract Changes....................................................  28
  Group or Sponsored Arrangements...........................................  28
  Selling the Contract......................................................  29
REGULATORY INFORMATION......................................................  29
  Voting Rights.............................................................  29
  State Regulation..........................................................  29
  Legal Proceedings.........................................................  30
FEDERAL TAX CONSIDERATIONS..................................................  30
  Introduction..............................................................  30
  Tax Status of Golden American.............................................  30
  Taxation of Non-Qualified Annuities.......................................  30
  IRA Contracts and Other Qualified Retirement Plans........................  34
  Federal Income Tax Withholding............................................  38
STATEMENT OF ADDITIONAL INFORMATION.........................................  39
  Table of Contents.........................................................  39


  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                              DEFINITION OF TERMS

  ACCOUNT -- Separate Account B.

  ACCUMULATION VALUE -- The total amount invested under the Contract. Initially, this amount is equal to the premium paid. Thereafter, the Accumulation Value will reflect the premiums paid, investment experience of the Divisions, charges deducted and any partial withdrawals.

  ANNUAL RATCHET ENHANCED DEATH BENEFIT OPTION -- An enhanced death benefit option that may be elected only at issue and only if the Owner or Annuitant (when the Owner is other than an individual) is age 79 or younger. The enhanced death benefit provided by this option is the highest Accumulation Value on any Contract Anniversary on or prior to the Owner turning age 80, as adjusted for additional premiums and partial withdrawals.

  ANNUITANT -- The person designated by the Owner to be the measuring life in determining Annuity Payments.

  ANNUITY COMMENCEMENT DATE -- The date on which Annuity Payments begin.

  ANNUITY OPTIONS -- Options the Owner selects that determine the form and amount of Annuity Payments.

  ANNUITY PAYMENT -- The periodic payment an Owner receives. It may be either a fixed or a variable amount based on the Annuity Option chosen.

  ATTAINED AGE -- The Issue Age of the Owner or Annuitant plus the number of full years elapsed since the Contract Date.

  BENEFICIARY -- The person designated to receive benefits in the case of the death of the Owner or the Annuitant (when the Owner is other than an individual).

  BUSINESS DAY -- Any day the New York Stock Exchange ("NYSE") is open for trading, exclusive of Federal holidays, or any day on which the SEC requires that mutual funds, unit investment trusts or other investment portfolios be valued.

  CASH SURRENDER VALUE -- The amount the Owner receives upon surrender of the Contract.

  CHARGE DEDUCTION DIVISION -- The Division from which all charges are deducted if so designated by you. The Charge Deduction Division currently is the Smith Barney Money Market Division.

  CONTINGENT ANNUITANT -- The person designated by the Owner who, upon the Annuitant's death prior to the Annuity Commencement Date, becomes Annuitant.

  CONTRACT -- The entire Contract consisting of the basic Contract and any riders or endorsements.

  CONTRACT ANNIVERSARY -- The anniversary of the Contract Date.

  CONTRACT DATE -- The date on which we have received the Initial Premium and upon which we begin determining the Contract values. It may or may not be the same as the Issue Date. This date is used to determine Contract months, processing dates, years and anniversaries.

  CONTRACT PROCESSING DATES -- The days when we deduct certain charges from the Accumulation Value. If the Contract Processing Date is not a Valuation Date, it will be on the next succeeding Valuation Date. The Contract Processing Dates will be once each year on the Contract Anniversary.

  CONTRACT PROCESSING PERIOD -- The first Contract processing period begins with the Contract Date and ends at the close of business on the first Contract Processing Date. All subsequent Contract processing periods begin at the close of business on the most recent Contract Processing Date and extend to the close of business on the next Contract Processing Date. There is one Contract processing period each year.

  CONTRACT YEAR -- The period between Contract anniversaries.

  CUSTOMER SERVICE CENTER -- Where service is provided to you. The mailing address and telephone number of the Customer Service Center are shown on the cover.

  DIVISIONS -- The investment options available under Account B.

  ENDORSEMENTS -- An endorsement changes or adds provisions to the Contract.

  EXCHANGE CONTRACTS -- Contracts issued by insurance companies not affiliated with Golden American.

  EXPERIENCE FACTOR -- The factor which reflects the investment experience of the portfolio in which a Division invests and also reflects the charges assessed against the Division for a Valuation Period.

  FREE LOOK PERIOD -- The period of time within which the Owner may examine the Contract and return it for a refund.

  INDEX OF INVESTMENT EXPERIENCE -- The index that measures the performance of a Division.

  INITIAL PREMIUM -- The payment required to put a Contract into effect.

  ISSUE AGE -- The Owner's or Annuitant's age on his or her last birthday on or before the Contract Date.

  ISSUE DATE -- The date the Contract is issued at our Customer Service
Center.

  OWNER -- The person who owns the Contract and is entitled to exercise all rights under the Contract. This person's death also initiates payment of the death benefit.

  RIDER -- A rider amends the Contract, in certain instances adding benefits.

  SPECIALLY DESIGNATED DIVISION -- The Division to which distributions from a portfolio underlying a Division in which reinvestment is not available will be allocated unless you specify otherwise. The Specially Designated Division currently is the Smith Barney Money Market Division.

  STANDARD DEATH BENEFIT OPTION -- The death benefit option that you will receive under the Contact unless the enhanced death benefit option is elected. The death benefit provided by this option is equal to the greatest of (i) Accumulation Value; (ii) total premium payments less any partial withdrawals; and (iii) Cash Surrender Value.

  VALUATION DATE -- The day at the end of a Valuation Period when each Division is valued.

  VALUATION PERIOD -- Each business day together with any non-business days before it.

                            SUMMARY OF THE CONTRACT

  This prospectus has been designed to provide you with information regarding the Contract and the Account which funds the Contract. Information concerning the Portfolios underlying the Divisions of Account B is set forth in the Trusts' prospectuses.

  This summary is intended to provide only a very brief overview of the more significant aspects of the Contract. Further detail is provided in this prospectus and in the Contract. The Contract, together with any riders or endorsements, constitutes the entire agreement between you and us and should be retained.

  This prospectus has been designed to provide you with the necessary information to make a decision on purchasing the Contract. You have a choice of investments. We do not promise that your Accumulation Value will increase. Depending on the investment experience of the Divisions, your Accumulation Value, Cash Surrender Value and death benefit may increase or decrease on any day. You bear the investment risk.

DESCRIPTION OF THE CONTRACT

  The Contract is designed to establish retirement benefits for two types of purchasers. The first type of purchaser is one who is eligible to participate in, and purchases a Contract for use with, an individual retirement annuity ("IRA") meeting the requirements of section 408(b) of the Internal Revenue Code of 1986 ("qualified plan"). For a Contract funding a qualified plan, distributions may be made to you to satisfy requirements imposed by Federal tax law. The second type of purchaser is one who purchases a Contract outside of a qualified plan ("non-qualified plan").

  The Contract also offers a choice of Annuity Options to which you may apply all or a portion of the Accumulation Value on the annuity commencement date or the Cash Surrender Value upon surrender of the Contract. See Choosing Your Annuity Options.

AVAILABILITY

  We can issue a Contract if both the Annuitant and the Owner are not older than age 85 and accept additional premium payments until either the Annuitant or Owner reaches the Attained Age of 85 for non-qualified plans (age 70 for qualified plans, except for rollover contributions). The minimum Initial Premium is $5,000 for a non-qualified plan and $1,500 for a qualified plan. We may change the minimum initial or additional premium requirements for certain group or sponsored arrangements. See Other Contract Provisions, Group or Sponsored Arrangements.

  The minimum additional premium payment we will accept is $500 for a non-qualified plan and $250 for a qualified plan. You must receive our prior approval before making a premium payment that causes the Accumulation Value of all annuities that you maintain with us to exceed $1,000,000.

THE DIVISIONS

  Each of the eight Divisions of Account B offered under this prospectus invests in a mutual fund portfolio with its own distinct investment objectives and policies. Each Division of Account B invests in a corresponding Portfolio of the ESS Trust, managed by Equitable Investment Services, Inc. ("EISI"), the Travelers Fund, managed by Smith Barney Mutual Funds Management Inc. ("SBMFM") or the Smith Barney Fund, also managed by SBMFM. EISI has retained a Portfolio Manager to manage the assets of the Portfolios of the ESS Trust. See Facts About the Company and the Account, Account B Divisions.

HOW THE ACCUMULATION VALUE VARIES

  The Accumulation Value in the Divisions varies each day based on investment results. You bear the risk of poor investment performance and you receive the benefits from favorable investment performance. The Accumulation Value also reflects premium payments, charges deducted and partial withdrawals. See Facts About the Contract, Accumulation Value in Each Division.

SURRENDERING YOUR CONTRACT

  You may surrender the Contract and receive its Cash Surrender Value at any time while both the Annuitant and Owner are living and before the Annuity Commencement Date. See Facts About the Contract, Cash Surrender Value and Surrendering to Receive the Cash Surrender Value.

TAKING PARTIAL WITHDRAWALS

  After the Free Look Period, prior to the Annuity Commencement Date and while the Contract is in effect, you may take partial withdrawals from the Accumulation Value of your Contract. You may elect in advance to take systematic partial withdrawals on a monthly, quarterly, or annual basis. If you have an IRA Contract, you may elect IRA partial withdrawals on a monthly, quarterly or annual basis.

  Partial withdrawals are subject to certain restrictions as defined in this prospectus, including a surrender charge. Partial withdrawals above a specified percentage of your Accumulation Value may be subject to a surrender charge. See Facts About the Contract, Partial Withdrawals.

DOLLAR COST AVERAGING

  Under this program, you may choose to have a specified dollar amount transferred from the Smith Barney Money Market Division to the other Divisions of Account B on a monthly basis with the objective of shielding your investment from short-term price fluctuations. See Facts About the Contract, Dollar Cost Averaging.

YOUR RIGHT TO CANCEL THE CONTRACT

  You may cancel your Contract within the Free Look Period which is a ten day period of time beginning once you receive the Contract. For purposes of administering our allocation and certain other administrative rules, we deem this period to end 15 days after the Contract is mailed from our Customer Service Center. Some states may require that we provide a longer free look period. In some states we restrict the Initial Premium allocation during the Free Look Period. See Other Contract Provisions, Your Right to Cancel or Exchange Your Contract.


YOUR RIGHT TO CHANGE THE CONTRACT

  The Contract may be changed to another annuity plan subject to our rules at the time of the change. See Other Contract Provisions, Other Contract Changes.

DEATH BENEFIT OPTIONS

  The Contract provides a death benefit to the beneficiary if the Owner dies prior to the Annuity Commencement Date. Subject to our rules, there is a Standard Death Benefit Option and the Annual Ratchet Enhanced Death Benefit Option. See Facts About the Contract, Death Benefit Options. We may offer a reduced death benefit under certain group and sponsored arrangements. See Other Contract Provisions, Group or Sponsored Arrangements.

DEDUCTIONS FOR CHARGES AND FEES

  We invest the entire amount of the initial and any additional premium payments in the Divisions you select, subject to certain restrictions we impose. See Facts About the Contract, Restrictions on Allocation of Premium Payments. We then may deduct an annual Contract fee from your Accumulation Value. See Other Contract Provisions, Charges and Fees. We may reduce certain charges under group or sponsored arrangements. See Other Contract Provisions, Group or Sponsored Arrangements. Unless you have elected the Charge Deduction Division, charges are deducted proportionately from all Account B Divisions in which you are invested.

FEDERAL INCOME TAXES

  The ultimate effect of Federal income taxes on the amounts held under an annuity Contract, on Annuity Payments and on the economic benefits to the Owner, Annuitant or Beneficiary depends on Golden American's tax status and upon the tax status of the individuals concerned. In general, an Owner is not taxed on increases in value under an annuity Contract until some form of distribution is made under it. There may be tax penalties if you make a withdrawal or surrender the contract before reaching 59 1/2. See Federal Tax Considerations.

                                   FEE TABLE

TRANSACTION EXPENSES

  Contingent Deferred Sales Charge (/1/) (imposed as a percentage of premium payments withdrawn upon excess partial withdrawal or surrender): (/2/)

     COMPLETE YEARS ELAPSED                                            SURRENDER
     SINCE PREMIUM PAYMENT                                              CHARGE
     ----------------------                                            ---------
         0............................................................      7%
         1............................................................      7%
         2............................................................      6%
         3............................................................      5%
         4............................................................      4%
         5............................................................      3%
         6............................................................      1%
         7+...........................................................      0%

Excess Allocation Charge.............................................. $ 0(/3/)
ANNUAL CONTRACT FEES
Administrative Charge................................................. $40

(Waived if the Accumulation Value equals or exceeds $100,000 at the end of the Contract Year, or once the sum of premiums paid equals or exceeds $100,000.)

SEPARATE ACCOUNT ANNUAL EXPENSES (percentage of assets in each Division) (/4/)

                                            STANDARD        ANNUAL RATCHET
                                          DEATH BENEFIT ENHANCED DEATH BENEFIT
                                          ------------- ----------------------
   Mortality and Expenses Risk Charge....     1.10%              1.25%
   Asset Based Administrative Charge.....     0.15%              0.15%
                                              ----               ----
   Total Separate Account Expenses.......     1.25%              1.40%

THE ESS TRUST ANNUAL EXPENSES (as
 a percentage of the average
 daily net assets of a Portfolio)

                                                     OTHER            TOTAL
                                                   EXPENSES         EXPENSES
                                   MANAGEMENT    AFTER EXPENSE    AFTER EXPENSE
                                      FEES    REIMBURSEMENT (/5/) REIMBURSEMENT
                                   ---------- ------------------- -------------
OTC Portfolio....................     0.80%          0.40%            1.20%
Research Portfolio...............     0.80%          0.40%            1.20%
Total Return Portfolio...........     0.80%          0.40%            1.20%
TRAVELERS FUND INC.'S ANNUAL EX-
PENSES (as a percentage of the
average daily net assets of a
Portfolio)
                                   MANAGEMENT        OTHER        TOTAL ANNUAL
                                      FEES         EXPENSES         EXPENSES
                                   ---------- ------------------- -------------
Smith Barney Income and Growth
 Portfolio.......................     0.65%          0.08%            0.73%
Smith Barney International Equity
 Portfolio.......................     0.90           0.20             1.10
Smith Barney High Income Portfo-
 lio.............................     0.60           0.24             0.84
Smith Barney Money Market Portfo-
 lio(/6/)........................     0.60           0.14             0.74
SMITH BARNEY FUND'S ANNUAL EX-
PENSES
(as a percentage of the average
daily net assets of a Portfolio)
                                   MANAGEMENT        OTHER        TOTAL ANNUAL
                                      FEES         EXPENSES         EXPENSES
                                   ---------- ------------------- -------------
Appreciation Portfolio...........     0.75%          0.10%            0.85%

------------------
(1) We also deduct a charge for premium taxes (which can range from 0% to 3.5% of premium) from your Accumulation Value upon surrender, excess partial withdrawals or on the Annuity Commencement Date. See Premium Taxes.
(2) For purposes of calculating the surrender charge for the excess partial withdrawal, (i) we treat premium payments as being withdrawn on a first-in first-out basis, and (ii) amounts withdrawn which are not considered an excess partial withdrawal are not treated as a withdrawal of any premium payments. See Charges Deducted from the Accumulation Value, Surrender Charge for Excess Partial Withdrawals.
(3) We reserve the right to impose a charge in the future at a maximum of $25 for each allocation change in excess of twelve per Contract Year. See Excess Allocation Charge.
(4) See Facts About the Contract, Death Benefit Options, for a description of the Contract's Standard and Enhanced Death Benefit Options.
(5) Other expenses shown take into account the effect of EISI's agreement to reimburse the Portfolios for all operating expenses, excluding management fees, that exceed 0.40% of their average daily net assets. This reimbursement agreement commenced February 3, 1997. Prior to February 3, 1997, EISI reimbursed the Portfolios for all operating expenses, excluding management fees, that exceeded 0.75% of their average daily net assets. This reimbursement is voluntary and can be terminated at any time. In the absence of the current reimbursement agreement, Other Expenses would have been 0.55%, 0.51% and 0.45%, respectively, for the OTC, Research and Total Return Portfolios for the year ended December 31, 1996.
(6) Smith Barney Mutual Funds Management Inc., the Fund's investment manager, waived part of its Management Fees for the year ended October 31, 1996 for the Smith Barney Money Market Portfolio such that the actual total annual expenses charged in 1996 was 0.65%. This voluntary fee waiver can be terminated at any time.

EXAMPLES:

  The examples do not take into account any deduction for premium taxes. Premium taxes currently range from 0% to 3.5% of premium payments. There may be surrender charges if you choose to annuitize within the first three Contract Years.

  If at issue you elect the Annual Ratchet Enhanced Death Benefit Option and you surrender your Contract at the end of the applicable time period, you would pay the following expenses for each $1,000 of Initial Premium assuming a 5% annual return on assets:

                                                  ONE    THREE   FIVE     TEN
                                                  YEAR   YEARS   YEARS   YEARS
                                                 ------ ------- ------- -------
OTC............................................. $97.52 $134.39 $173.76 $304.02
Research........................................ $97.52 $134.39 $173.76 $304.02
Total Return.................................... $97.52 $134.39 $173.76 $304.02
Smith Barney Income and Growth.................. $92.82 $120.25 $150.20 $257.05
Smith Barney International Equity............... $96.52 $131.40 $168.80 $294.23
Smith Barney High Income........................ $93.92 $123.58 $155.77 $268.26
Smith Barney Money Market....................... $92.92 $120.55 $150.71 $258.08
Appreciation.................................... $94.02 $123.88 $156.27 $269.27

  If at issue you elect the Annual Ratchet Enhanced Death Benefit Option and you do not surrender your Contract or if you annuitize on the Annuity Commencement Date, you would pay the following expenses for each $1,000 of initial premium assuming a 5% annual return on assets:

                                                   ONE   THREE   FIVE     TEN
                                                   YEAR  YEARS   YEARS   YEARS
                                                  ------ ------ ------- -------
OTC.............................................. $27.52 $84.39 $143.76 $304.02
Research......................................... $27.52 $84.39 $143.76 $304.02
Total Return..................................... $27.52 $84.39 $143.76 $304.02
Smith Barney Income and Growth................... $22.82 $70.25 $120.20 $257.05
Smith Barney International Equity................ $26.52 $81.40 $138.80 $294.23
Smith Barney High Income......................... $23.92 $73.58 $125.77 $268.26
Smith Barney Money Market........................ $22.92 $70.55 $120.71 $258.08
Appreciation..................................... $24.02 $73.88 $126.27 $269.27

  The purpose of the Fee Table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. For purposes of computing the annual per Contract administrative charge, the dollar amounts shown in the examples are based on an Initial Premium of $33,000.

  The examples reflect the election at issue of the Annual Ratchet Enhanced Death Benefit Option. If the Standard Death Benefit Option is elected, the actual expenses incurred will be less than those represented in the Examples.

  THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN, SUBJECT TO THE GUARANTEES UNDER THE CONTRACT.

                   CONDENSED FINANCIAL AND OTHER INFORMATION

  No condensed financial information is presented because the Divisions available in connection with the Contracts offered by this prospectus were not available for investment as of December 31, 1996.

FINANCIAL STATEMENTS

  The audited financial statements of Separate Account B for the years ended December 31, 1996 and 1995 (as well as the auditors' report thereon) and the audited financial statements of The Managed Global Account of

Separate Account D, the predecessor entity of the Managed Global Series for accounting purposes, for the years ended December 31, 1995 and 1994 (as well as the auditors' report thereon) appear in the Statement of Additional Information. The audited financial statements of Golden American prepared in accordance with generally accepted accounting principles for the years ended December 31, 1996, 1995 and 1994 (as well as the auditors' report thereon) are also contained in the Statement of Additional Information.

PERFORMANCE RELATED INFORMATION

  Performance information for the Divisions of Account B, including the yield and effective yield of the Smith Barney Money Market Division, the yield of the remaining Divisions, and the total return of all Divisions may appear in reports and promotional literature to current or prospective Owners.

  Current yield for the Smith Barney Money Market Division will be based on income received by a hypothetical investment over a given 7-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the 7-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Liquid Asset Division is calculated in a manner similar to that used to calculate yield, but when annualized, the income earned by the investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of earnings.

  For the remaining Divisions, quotations of yield will be based on all investment income per unit (Accumulation Value divided by the index of investment experience, see Facts About the Contract, Measurement of Investment Experience, Index of Investment Experience and Unit Value) earned during a given 30 day period, less expenses accrued during the period ("net investment income"). Quotations of average annual total return for any Division will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life of the Division), and will reflect the deduction of the applicable surrender charge, the administrative charge and the applicable mortality and expense risk charge. See Charges and Fees. Quotations of total return may simultaneously be shown for other periods that do not take into account certain contractual charges, such as the surrender charge.

  Performance information for a Division may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue Money Market Institutional Averages, or other indices measuring performance of a pertinent group of securities so that investors may compare a Division's results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (ii) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other ratings services, including VARDS, companies, publications, or persons who rank separate accounts or other investment products on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

  Performance information for any Division reflects only the performance of a hypothetical Contract under which the Accumulation Value is allocated to a Division during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio of the respective Trust in which the Division invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Divisions, see the Statement of Additional Information.

  Reports and promotional literature may also contain other information including the ranking of any Division derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria.

                                 INTRODUCTION

FACTS ABOUT THE COMPANY AND THE ACCOUNT

  The following information describes the Contract and Account B. Account B invests in mutual fund portfolios of the Trusts.

GOLDEN AMERICAN

  Golden American Life Insurance Company ("Golden American" or the "Company") is a stock life insurance company organized under the laws of the State of Delaware and is a wholly owned subsidiary of Equitable of Iowa Companies ("Equitable of Iowa"). Prior to December 30, 1993, Golden American was a Minnesota corporation. Prior to August 13, 1996, Golden American was a wholly owned indirect subsidiary of Bankers Trust Company. We are authorized to do business in all jurisdictions except New York. We offer variable annuities and variable life insurance. Administrative services for the Contract are provided at our Customer Service Center, the address is shown on the cover.

  Equitable of Iowa is the holding company for Equitable Life Insurance Company of Iowa, USG Annuity & Life Company, Locust Street Securities, Inc., Equitable American Insurance Company, Equitable Investment Services, Inc. ("EISI"), Equitable of Iowa Securities Network, Inc., Directed Services, Inc. ("DSI"), and Golden American.

  As of December 31, 1996, Equitable of Iowa had over $12.5 billion in assets.

THE ESS TRUST, THE TRAVELERS FUND AND THE SMITH BARNEY FUND

  The ESS Trust is an open-end management investment company. Currently, the ESS Trust's shares are not available to separate accounts of other insurance companies other than insurance companies affiliated with Equitable of Iowa such as Golden American. It is anticipated that in the future the ESS Trust will become available to separate accounts of unaffiliated companies as well as to separate accounts funding variable life insurance policies offered by Golden American.

  The Travelers Fund is an open-end management investment company underlying certain variable annuity and variable life insurance contracts. Prior to September 3, 1996, it was known as Smith Barney/Travelers Series Fund Inc.

  The Smith Barney Fund is a diversified, open-end management investment company.

  Shares of the Travelers Fund and Smith Barney Fund are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated. The Funds do not foresee any disadvantage to Owners arising out of the fact that they offer their shares for products offered by life insurance companies which are not affiliated. Nevertheless, the Boards of Trustees of the Travelers Fund and Smith Barney Fund intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one or more insurance company separate accounts might withdraw its investments in the Travelers Fund and Smith Barney Fund. An irreconcilable conflict might result in the withdrawal of a substantial amount of a Portfolio's assets which could adversely affect such Portfolio's net asset value per share.

  You will find complete information about the ESS Trust, the Travelers Fund and the Smith Barney Fund, including the risks associated with each Portfolio, in the accompanying Trusts' prospectuses. You should read them carefully in conjunction with this prospectus before investing. Additional copies of the Trusts' prospectuses may be obtained by contacting our Customer Service Center.

SEPARATE ACCOUNT B

  All obligations under the Contract are general obligations of Golden American. Account B is a separate investment account used to support our variable annuity Contracts and for other purposes as permitted by applicable laws and regulations. The assets of Account B are kept separate from our general account and any other separate accounts we may have. We may offer other variable annuity Contracts investing in Account B which are not discussed in this prospectus. Account B may also invest in other Portfolios which are not available to the Contract described in this prospectus.

  We own all the assets in Account B. Income and realized and unrealized gains or losses from assets in the account are credited to or charged against that account without regard to other income, gains or losses in our other investment accounts. As required, the assets in Account B are at least equal to the reserves and other liabilities of that account. These assets may not be charged with liabilities from any other business we conduct.

  They may, however, be subject to liabilities arising from Divisions whose assets are attributable to other variable annuity Contracts supported by Account B. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

  Account B was established on July 14, 1988 to invest in mutual funds, unit investment trusts or other investment portfolios which we determine to be suitable for the Contract's purposes. Account B is treated as a unit investment trust under Federal securities laws. It is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act") as an investment company and meets the definition of a separate account under the Federal securities laws. It is governed by the laws of Delaware, our state of domicile, and may also be governed by the laws of other states in which we do business. Registration with the SEC does not involve any supervision by the SEC of the management or investment policies or practices of Account B.

ACCOUNT B DIVISIONS

  Account B is divided into Divisions. Currently, each Division of Account B offered under this prospectus invests in a Portfolio of the ESS Trust, the Travelers Fund or the Smith Barney Fund. EISI serves as the Manager to each Portfolio of the ESS Trust and SBMFM serves as the manager to each Portfolio of both the Travelers Fund and the Appreciation Portfolio of the Smith Barney Fund. EISI has retained a Portfolio Manager to manage the assets of the Portfolios of the ESS Trust. EISI (not the ESS Trust) pays the Portfolio Manager a monthly fee for managing the assets of the Portfolios. See the Trusts' prospectuses for details. There may be restrictions on the availability and/or the amount of the allocation to certain Divisions based on state laws and regulations. The investment objectives of the various Portfolios in the Trusts are described below. There is no guarantee that any Portfolio will meet its investment objectives. Meeting objectives depends on various factors, including, in certain cases, how well the portfolio managers anticipate changing economic and market conditions. Account B also has other Divisions investing in other portfolios which are not available to the Contract described in this prospectus.

  Each Trust pays its respective Manager for its services a fee, payable monthly, based on the annual rates of the average daily net assets of the Portfolio as shown in the Fee Table. In addition, EISI pays its manager for its services a fee, payable monthly, based on the annual rates of the average daily net assets of the Portfolios shown in the table below.

THE ESS TRUST

   PORTFOLIOS                       FEES
   ----------                       ----
   OTC, Research, and Total Return
    Portfolios:                     0.80% of first $300 million
                                    0.55% of amount in excess of $300 million

  The following Divisions invest in a designated Portfolio of the ESS Trust.

OTC DIVISION -- OTC PORTFOLIO

  OBJECTIVE -- Long-term growth of capital.
  INVESTMENTS -- Investment primarily in securities of companies that are traded principally on the over-the-counter (OTC) market.
  PORTFOLIO MANAGER -- Massachusetts Financial Services Company

RESEARCH DIVISION -- RESEARCH PORTFOLIO

  OBJECTIVE -- Long term growth of capital and future income.
  INVESTMENTS -- Investment primarily in common stocks or securities convertible into common stocks of companies believed to possess better than average prospects for long-term growth.
  PORTFOLIO MANAGER -- Massachusetts Financial Services Company

TOTAL RETURN DIVISION -- TOTAL RETURN PORTFOLIO

  OBJECTIVE -- Above-average income consistent with prudent employment of capital.
  INVESTMENTS -- Investment primarily in equity securities.
  PORTFOLIO MANAGER -- Massachusetts Financial Services Company

  The following Divisions invest in a designated Portfolio of the Travelers
Fund.

SMITH BARNEY INCOME AND GROWTH DIVISION -- SMITH BARNEY INCOME AND GROWTH PORTFOLIO

  OBJECTIVE -- Current income and long-term growth of income and capital. INVESTMENTS -- Investment primarily in common stocks offering a current return from dividends and interest-paying debt obligations and high-quality short-term debt obligations.

SMITH BARNEY INTERNATIONAL EQUITY DIVISION -- SMITH BARNEY INTERNATIONAL EQUITY PORTFOLIO

  OBJECTIVE -- Total return on its assets from growth of capital and income. INVESTMENTS -- Diversified portfolio of equity securities of established
non-U.S. issuers.

SMITH BARNEY HIGH INCOME DIVISION -- SMITH BARNEY HIGH INCOME PORTFOLIO

  OBJECTIVE -- High current income.
  INVESTMENTS -- High-yielding corporate debt obligations and preferred stock. In addition, the Portfolio may invest up to 20% of its assets in the securities of foreign issuers that are denominated in currencies other than U.S. dollars.

SMITH BARNEY MONEY MARKET DIVISION -- SMITH BARNEY MONEY MARKET PORTFOLIO

  OBJECTIVE -- Maximum current income and preservation of capital.
  INVESTMENTS -- Bank obligations and high quality commercial paper, corporate obligations and municipal obligations in addition to U.S. government securities and related repurchase agreements.

  The following Division invests in a designated Portfolio of the Smith Barney Fund.

APPRECIATION DIVISION -- APPRECIATION PORTFOLIO

  OBJECTIVE -- Long-term appreciation of capital.
  INVESTMENTS -- Primarily in equity and equity-related securities that are believed to afford attractive opportunities for appreciation.

CHANGES WITHIN ACCOUNT B

  We may from time to time make additional Divisions available. These Divisions will invest in investment portfolios we find suitable for the Contract. We also have the right to eliminate investment Divisions from Account B, to combine two or more Divisions, or to substitute a new portfolio for the portfolio in which a Division invests. A substitution may become necessary if, in our judgment, a portfolio no longer suits the purposes of the Contract. This may happen due to a change in laws or regulations, or a change in a portfolio's investment objectives or restrictions, or because the portfolio is no longer available for investment, or for some other reason. In addition, we reserve the right to transfer assets of Account B, which we determine to be associated with the class of Contracts to which your Contract belongs, to another account. If necessary, we will get prior approval from the insurance department of our state of domicile before making such a substitution or transfer. We will also get any required approval from the SEC and any other required approvals before making such a substitution or transfer. We will notify you as soon as practicable of any proposed changes.

  When permitted by law, We reserve the right to:

  (1) deregister Account B under the 1940 Act;

  (2) operate Account B as a management company under the 1940 Act if it is operating as a unit investment trust;

  (3) operate Account B as a unit investment trust under the 1940 Act if it is operating as a managed separate account;

  (4) restrict or eliminate any voting rights as to Account B; and

  (5) combine Account B with other accounts.

                           FACTS ABOUT THE CONTRACT

THE OWNER

  You are the Owner. You are also the Annuitant unless another Annuitant is named in the application or enrollment form. You have the rights and options described in the Contract. One or more persons may own the Contract. If there are multiple Owners named, the age of the oldest Owner shall determine the applicable death benefit.

  Death of an Owner activates the death benefit provision. In the case of a sole Owner who dies prior to the annuity commencement date, we will pay the Beneficiary the death benefit when due. The sole Owner's estate will be the Beneficiary if no Beneficiary designation is in effect, or if the designated Beneficiary has predeceased the Owner. In the case of a joint Owner of the Contract dying prior to the annuity commencement date, we will designate the surviving Owner(s) as the Beneficiary(ies). This supersedes any previous Beneficiary designation.

  In the case where the Owner is a trust and a beneficial Owner of the trust has been designated, the beneficial Owner will be treated as the Owner of the Contract solely for the purpose of determining the death benefit provision. If a beneficial Owner is changed or added after the Contract Date, this will be treated as a change of Owner for purposes of determining the death benefit. See Change of Owner or Beneficiary. If no beneficial Owner of the Trust has been designated, the availability of enhanced death benefits will be determined by the age of the Annuitant at issue.

THE ANNUITANT

  The Annuitant is the person designated by the Owner to be the measuring life in determining Annuity Payments. The Owner will receive the annuity benefits of the Contract if the Annuitant is living on the Annuity Commencement Date. If the Annuitant dies before the Annuity Commencement Date, and a contingent Annuitant has been named, the contingent Annuitant becomes the Annuitant (unless the Owner is not an individual, in which case the death benefit becomes payable). Once named, the Annuitant may not be changed at any time.

  If there is no contingent Annuitant when the Annuitant dies prior to the Annuity Commencement Date, the Owner will become the Annuitant. The Owner may designate a new Annuitant within 60 days of the death of the Annuitant.

  If there is no contingent Annuitant when the Annuitant dies prior to the Annuity Commencement Date and the Owner is not an individual, we will pay the Beneficiary the death benefit then due. The Beneficiary will be as provided in the Beneficiary designation then in effect. If no Beneficiary designation is in effect, or if there is no designated Beneficiary living, the Owner will be the Beneficiary. If the Annuitant was the sole Owner and there is no Beneficiary designation, the Annuitant's estate will be the Beneficiary.

  Regardless of whether a death benefit is payable, if the Annuitant dies and any Owner is not an individual, such death will trigger application of the distribution rules imposed by Federal tax law.

THE BENEFICIARY

  The Beneficiary is the person to whom we pay death benefit proceeds and who becomes the successor Owner if the Owner dies prior to the annuity commencement date. We pay death benefit proceeds to the primary Beneficiary (unless there are joint Owners, in which case death proceeds are payable to the surviving Owner(s)). See Proceeds Payable to the Beneficiary.

  If the Beneficiary dies before the Annuitant or Owner, the death benefit proceeds are paid to the contingent Beneficiary, if any. If there is no surviving Beneficiary, we pay the death benefit proceeds to the Owner's estate.

  One or more persons may be named as Beneficiary or contingent Beneficiary. In the case of more than one Beneficiary, unless otherwise specified, we will assume any death benefit proceeds are to be paid in equal shares to the surviving beneficiaries.

  You have the right to change beneficiaries during the Annuitant's lifetime unless you have designated an irrevocable Beneficiary. When an irrevocable Beneficiary has been designated, you and the irrevocable Beneficiary may have to act together to exercise certain rights and options under the Contract.

CHANGE OF OWNER OR BENEFICIARY

  During the Annuitant's lifetime and while your Contract is in effect, you may transfer ownership of the Contract (if purchased in connection with a nonqualified plan) subject to our published rules at the time of the change. A change in Ownership may affect the amount of the death benefit and the guaranteed death benefit. You may also change the Beneficiary. To make either of these changes, you must send us written notice of the change in a form satisfactory to us. The change will take effect as of the day the notice is signed. The change will not affect any payment made or action taken by us before recording the change at our Customer Service Center. See Federal Tax Considerations, Transfer of Annuity Contracts, and Assignments.

AVAILABILITY OF THE CONTRACT

  We can issue a Contract if both the Annuitant and the Owner are not older than age 85.

TYPES OF CONTRACTS

 QUALIFIED CONTRACTS

  The Contract may be issued as an Individual Retirement Annuity or in connection with an individual retirement account. In the latter case, the Contract will be issued without an Individual Retirement Annuity endorsement, and the rights of the participant under the Contract will be affected by the terms and conditions of the particular individual retirement trust or custodial account, and by provisions of the Code and the regulations thereunder. For example, the individual retirement trust or custodial account will impose minimum distribution rules, which may require distributions to commence not later than April 1st of the calendar year following the calendar year in which you attain age 70 1/2. For both Individual Retirement Annuities and individual retirement accounts, the minimum Initial Premium is $1,500.

  IF THE CONTRACT IS PURCHASED TO FUND A QUALIFIED PLAN, DISTRIBUTION MUST COMMENCE NOT LATER THAN APRIL 1ST OF THE CALENDAR YEAR FOLLOWING THE CALENDAR YEAR IN WHICH YOU ATTAIN AGE 70 1/2. IF YOU OWN MORE THAN ONE QUALIFIED PLAN, YOU SHOULD CONSULT YOUR TAX ADVISOR.

 NON-QUALIFIED CONTRACTS

  The Contract may fund any non-qualified plan. Non-qualified Contracts do not qualify for any tax-favored treatment other than the benefits provided for by annuities.

YOUR RIGHT TO SELECT OR CHANGE CONTRACT OPTIONS

  Before the Annuity Commencement Date, you may change the Annuity Commencement Date, frequency of Annuity Payments or the Annuity Option by sending a written request to our Customer Service Center. The Annuitant may not be changed at any time.

PREMIUMS

  You purchase the Contract with an Initial Premium. After the end of the Free Look Period, you may make additional premium payments. See Making Additional Premium Payments. The minimum Initial Premium is $5,000 for a non-qualified Contract and $1,500 for a qualified Contract.

  You must receive our prior approval before making a premium payment that causes the Accumulation Value of all annuities that you maintain with us to exceed $1,000,000. We may change the minimum initial or additional premium requirements for certain group or sponsored arrangements. See Group or Sponsored Arrangements.

QUALIFIED PLANS

  For IRA Contracts, the annual premium on behalf of any individual Contract may not exceed $2,000. Provided your spouse does not make a contribution to an IRA, you may set up a spousal IRA even if your spouse has earned some compensation during the year. The maximum deductible amount for a spousal IRA program is the lesser of $2,250 or 100% of your compensation reduced by the contribution (if any) made by you for the taxable year to your own IRA. However, no more than $2,000 can go to either your or your spouse's IRA in any one year. For example, $1,750 may go to your IRA and $500 to your spouse's IRA. These maximums are not applicable if the premium is the result of a rollover from another qualified plan.

WHERE TO MAKE PAYMENTS

  Remit premium payments to our Customer Service Center. The address is shown on the cover. We will send you a confirmation notice.

MAKING ADDITIONAL PREMIUM PAYMENTS

  You may make additional premium payments after the end of the Free Look Period. We can accept additional premium payments until either the Annuitant or Owner reaches the Attained Age of 85 under non-qualified plans. For qualified plans, no contributions may be made to an IRA Contract for the taxable year in which you attain age 70 1/2 and thereafter (except for rollover contributions). The minimum additional premium payment we will accept is $500 for a non-qualified plan and $250 for a qualified plan.

CREDITING PREMIUM PAYMENTS

  The Initial Premium will be accepted or rejected within two business days of receipt by us if accompanied by information sufficient to permit us to determine if we are able to issue a Contract. We may retain an Initial Premium for up to five business days while attempting to obtain information sufficient to enable us to issue the Contract. If we are unable to do so within five business days, the applicant or enrollee will be informed of the reasons for the delay and the Initial Premium will be returned immediately unless the applicant or enrollee consents to our retaining the Initial Premium until we have received the information we require. Thereafter, all additional premiums will be accepted on the day received.

  We will also accept, by agreement with broker-dealers, transmittal of initial and additional premium payments by wire order from the broker-dealer to our Customer Service Center. Such transmittals must be accompanied by a simultaneous telephone facsimile or other electronic data transmission containing the essential information we require to open an account and allocate the premium payment. Contact our Customer Service Center to find out about state availability and broker-dealer requirements.

  Upon our acceptance of premium payments received via wire order and accompanied by sufficient electronically transmitted data, we will issue the Contract, allocate the premium payment according to your instructions, and invest the payment at the value next determined following receipt. See Restrictions on Allocation of Premium Payments. Wire orders not accompanied by sufficient data to enable us to accept the premium payment may be retained for up to five business days while we attempt to obtain information sufficient to enable us to issue the Contract. If we are unable to do so, our Customer Service Center will inform the broker-dealer, on behalf of the applicant or enrollee, of the reasons for the delay and return the premium payment immediately to the broker-dealer for return to the applicant or enrollee, unless the applicant or enrollee specifically consents to allow us to retain the premium payment until our Customer Service Center receives the required information.

  On the date we receive and accept your initial or additional premium payment:

    (1) We allocate the Initial Premium among the Divisions according to your instructions, subject to any restrictions. See Restrictions on Allocation of Premium Payments. For additional premium payments, the Accumulation Value will increase by the amount of the premium. If we do not receive instructions from you, the increase in the Accumulation Value will be allocated among the Divisions in proportion to the amount of Accumulation Value in each Division as of the date we receive and accept the additional premium payment.

    (2) For an Initial Premium, we calculate your applicable death benefit. When an additional premium payment is made, we increase your applicable death benefit in accordance with the death benefit option in effect for your Contract.

  Following receipt and acceptance of the wire order and accompanying data, and investment of the premium payment, we will follow one of the two procedures set forth below. The one we follow is determined by the procedures of the broker-dealer which submitted the wire order.

    (1) We will issue the Contract. However, until we have received and accepted a properly completed application or enrollment form, we reserve the right to rescind the Contract. If the form is not received within fifteen days of receipt of the premium payment, we will refund the Accumulation Value plus any charges we deducted, and the Contract will be voided.

    (2) Based on the information provided, we will issue the Contract. We will mail the Contract to you, together with an Application Acknowledgement Statement. You must execute the Application Acknowledgement Statement and return it to us at our Customer Service Center. Until we receive the executed Application Acknowledgement Statement, neither you nor the broker dealer may execute any financial transactions with respect to the Contract unless such transactions are appropriately requested in writing by you.

YOUR RIGHT TO REALLOCATE

  You may reallocate your Accumulation Value among the Divisions at the end of the free look period. We currently do not assess a charge for allocation changes made during a Contract Year. We reserve the right, however, to assess a $25 charge for each allocation change after the twelfth allocation change in a Contract Year. We require that each reallocation of your Accumulation Value equal at least $250 or, if less, your entire Accumulation Value within a Division. We reserve the right to limit, upon notice, the maximum number of reallocations you may make within a Contract Year. In addition, we reserve the right to defer the reallocation privilege at any time we are unable to purchase or redeem shares of the Trusts. We also reserve the right to modify or terminate your right to reallocate your Accumulation Value at any time in accordance with applicable law. To make a reallocation change, you must provide us with satisfactory notice at our Customer Service Center.

  We reserve the right to limit the number of reallocations of your Accumulation Value among the Divisions or refuse any reallocation request if we believe that: (a) excessive trading by you or a specific reallocation request may have a detrimental effect on unit values or the share prices of the underlying Portfolio; or (b) we are informed by the ESS Trust, the Travelers Fund or the Smith Barney Fund that the purchase or redemption of shares is to be restricted because of excessive trading or a specific reallocation or group of reallocations is deemed to have a detrimental effect on share prices of the ESS Trust, the Travelers Fund or the Smith Barney Fund.

  Where permitted by law, we may accept your authorization of third party reallocation on your behalf, subject to our rules. We may suspend or cancel such acceptance at any time. We will notify you of any such suspension or cancellation. We may restrict the Divisions that will be available to you for reallocations of premiums during any period in which you authorize such third party to act on your behalf. We will give you prior notification of any such restrictions. However, we will not enforce such restrictions if we are provided evidence satisfactory to us that: (a) such third party has been appointed by a court of competent jurisdiction to act on your behalf; or (b) such third party has been appointed by you to act on your behalf for all your financial affairs.

  Some restrictions may apply based on the free look provisions of the state where the Contract is issued. See Your Right to Cancel or Exchange Your Contract.

DOLLAR COST AVERAGING

  If you have at least $10,000 of Accumulation Value in the Smith Barney Money Market Division you may elect the dollar cost averaging program and have a specified dollar amount transferred from such Division on a monthly basis.

  The main objective of dollar cost averaging is to attempt to shield your investment from short-term price fluctuations. Since the same dollar amount is transferred to other Divisions each month, more units are purchased in a Division if the value per unit is low and less units are purchased if the value per unit is high.

  Therefore, a lower than average value per unit may be achieved over the long term. This plan of investing allows investors to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

  Dollar cost averaging may be elected at issue or at a later date. The minimum amount that may be transferred each month is $250. The maximum amount which may be transferred is equal to your Accumulation Value in the Smith Barney Money Market Division when you elect the dollar cost averaging program, divided by 12.

  The transfer date will be the same calendar day each month as the Contract Date. The dollar amount will be allocated to the Divisions in which you are invested in proportion to your Accumulation Value in each Division unless you specify otherwise. If, on any transfer date, your Accumulation Value is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred and the program will end. You may change the transfer amount once each Contract Year, or cancel this program by sending satisfactory notice to our Customer Service Center at least seven days before the next transfer date. Any allocation under this program will not be included in determining if the excess allocation charge will apply.

WHAT HAPPENS IF A DIVISION IS NOT AVAILABLE

  When a distribution is made from an investment portfolio supporting a Division of Account B in which reinvestment is not available, we will allocate the distribution, unless you specify otherwise, to the Specially Designated Division.

  Such a distribution can occur when (a) an investment portfolio matures, or
(b) a distribution from a portfolio or Division cannot be reinvested in the portfolio or Division due to the unavailability of securities for acquisition. When an investment portfolio matures, we will notify you in writing 30 days in advance of that date. To elect an allocation of the distribution to other than the Specially Designated Division, you must provide satisfactory notice to us at least seven days prior to the date the portfolio matures. Such allocations are not counted for purposes of the number of free allocation changes permitted. When a distribution from a portfolio or Division cannot be reinvested in the portfolio due to the unavailability of securities for acquisition, we will notify you promptly after the allocation has occurred. If within 30 days you allocate the Accumulation Value from the Specially Designated Division to other Divisions of your choice, such allocations will not be included in determining if the excess allocation charge will apply.

YOUR ACCUMULATION VALUE

  Your Accumulation Value is the sum of the amounts in each of the Divisions in which you are invested, and is the amount available for investment at any time. You select the Divisions to which to allocate your Accumulation Value. We adjust your Accumulation Value on each Valuation Date to reflect the Divisions' investment performance, any additional premium payments or partial withdrawals since the previous Valuation Date, and on each Contract processing date to reflect any deduction of the annual Contract fee. Your Accumulation Value is applied to your choice of an Annuity Option on the Annuity Commencement Date subject to our published rules at such time. See Choosing an Income Plan.

ACCUMULATION VALUE IN EACH DIVISION

 ON THE CONTRACT DATE

  On the Contract Date, your Accumulation Value is allocated to each Division as you have specified. See Your Right to Cancel or Exchange Your Contract.

 ON EACH VALUATION DATE

  At the end of each subsequent Valuation Period, the amount of Accumulation Value in each Division will be calculated as follows:

  (1) We take the Accumulation Value in the Division at the end of the preceding Valuation Period.

  (2) We multiply (1) by the Division's net rate of return for the current Valuation Period.

  (3)  We add (1) and (2).

  (4) We add to (3) any additional premium payments allocated to the Division during the current Valuation Period.

  (5) We add or subtract allocations to or from that Division during the current Valuation Period.

  (6) We subtract from (5) any partial withdrawals and any associated charges allocated to that Division during the current Valuation Period.

    (7) We subtract from (6) the amounts allocated to that Division for:

        (a) any Contract fees; and

        (b) any charge for premium taxes.

  All amounts in (7) are allocated to each Division in the proportion that (6) bears to the Accumulation Value in Account B, unless the Charge Deduction Division has been specified. See Charges Deducted from the Accumulation Value.

MEASUREMENT OF INVESTMENT EXPERIENCE

 INDEX OF INVESTMENT EXPERIENCE AND UNIT VALUE

  The investment experience of a Division is determined on each Valuation Date. We use an index to measure changes in each Division's experience during a Valuation Period. We set the index at $14.64, $16.43 and $13.76 for the OTC, Research and Total Return Divisions, respectively. The index for the rest of the Divisions was set at $10. The index for a current Valuation Period equals the index for the preceding Valuation Period multiplied by the experience factor for the current Valuation Period.

  We may express the value of amounts allocated to the Divisions in terms of units. We determine the number of units for a given amount on a Valuation Date by dividing the dollar value of that amount by the index of investment experience for that date. The index of investment experience is equal to the value of a unit.

 HOW WE DETERMINE THE EXPERIENCE FACTOR

  For Divisions of Account B the experience factor reflects the investment experience of the Portfolio in which a Division invests as well as the charges assessed against the Division for a Valuation Period. The factor is calculated as follows:

    (1) We take the net asset value of the portfolio in which the Division invests at the end of the current Valuation Period.

    (2) We add to (1) the amount of any dividend or capital gains distribution declared for the investment portfolio and reinvested in such portfolio during the current Valuation Period. We subtract from that amount a charge for our taxes, if any.

    (3) We divide (2) by the net asset value of the portfolio at the end of the preceding Valuation Period.

    (4) We subtract the applicable daily mortality and expense risk charge from each Division for each day in the valuation period.

    (5) We subtract the daily asset based administrative charge from each Division for each day in the valuation period.

  Calculations for Divisions investing in a Portfolio are made on a per share basis.

 NET RATE OF RETURN FOR A DIVISION

  The net rate of return for a Division during a valuation period is the experience factor for that Valuation Period minus one.

CASH SURRENDER VALUE

  Your Contract's Cash Surrender Value fluctuates daily with the investment results of the Divisions. We do not guarantee any minimum Cash Surrender Value. On any date before the Annuity Commencement Date while the Contract is in effect, the cash surrender value is calculated as follows:

    (1) We take the Contract's Accumulation Value;

    (2) We deduct from (1) any surrender charge and any charge for premium taxes; and

    (3) We deduct from (2) any charges incurred but not yet deducted.

SURRENDERING TO RECEIVE THE CASH SURRENDER VALUE

  The Contract may be surrendered by the Owner at any time while the Annuitant is living and before the Annuity Commencement Date.

  A surrender will be effective on the date your written request and the Contract are received at our Customer Service Center. The Cash Surrender Value is determined and all benefits under the Contract will then be terminated, as of that date. You may receive the Cash Surrender Value in a single sum payment or apply it under one or more Annuity Options. See The Annuity Options. We will usually pay the Cash Surrender Value within seven days but we may delay payment. See When We Make Payments.

PARTIAL WITHDRAWALS

  Prior to the Annuity Commencement Date, while the Annuitant is living and the Contract is in effect, you may take partial withdrawals from the Accumulation Value by sending satisfactory notice to our Customer Service Center. Unless you specify otherwise, the amount of the withdrawal, including any surrender charge, will be taken in proportion to the amount of Accumulation Value in each Division in which you are invested.

  There are three options available for selecting partial withdrawals, the Conventional Partial Withdrawal Option, the Systematic Partial Withdrawal Option and the IRA Partial Withdrawal Option. All three options are described below. The maximum amount you may withdraw each Contract Year without incurring a surrender charge is 15% of your Accumulation Value. See Surrender Charge for Excess Partial Withdrawals. Partial withdrawals may not be repaid. A partial withdrawal request for an amount in excess of 90% of the Cash Surrender Value will be treated as a request to surrender the Contract.

 CONVENTIONAL PARTIAL WITHDRAWAL OPTION

  After the Free Look Period, you may take conventional partial withdrawals. The minimum amount you may withdraw under this option is $1,000.

 SYSTEMATIC PARTIAL WITHDRAWAL OPTION

  This option may be elected at the time you apply for a Contract, or at a later date. This option may be elected to commence in a Contract Year where a conventional partial withdrawal has been taken. However, it may not be elected while the IRA Partial Withdrawal Option is in effect.

  You may choose to receive systematic partial withdrawals on a monthly, quarterly, or annual basis from your Accumulation Value in the Divisions. The commencement of payments under this option may not be elected to start sooner than 28 days after the Contract Issue Date. You select the date when the withdrawals will be made but no later than the 28th day of the month. If no date is selected, the withdrawals will be made on the same calendar day of each month as the Contract Date.

  You may select a dollar amount or a percentage of the Accumulation Value from the Divisions in which you are invested as the amount of your withdrawal subject to the following maximums, but in no event can a payment be less than $100:

   FREQUENCY                                                  MAXIMUM PERCENTAGE
   ---------                                                  ------------------
   Monthly...................................................        1.25%
   Quarterly.................................................        3.75%
   Annual....................................................       15.00%

  If a dollar amount is selected and the amount to be systematically withdrawn would exceed the applicable maximum percentage of your Accumulation Value on the withdrawal date, the amount withdrawn will be reduced so that it equals such percentage. For example, if a $500 monthly withdrawal was elected and on the withdrawal date 1.25% of the Accumulation Value equaled $300, the withdrawal amount would be reduced to $300. If a percentage is selected and the amount to be systematically withdrawn based on that percentage would be less than the minimum of $100, we would increase the amount to $100 provided it does not exceed the maximum percentage. If it is below the maximum percentage we will send the minimum. If it is above the maximum percentage we will send the amount and then cancel the option. For example, if you selected 1.0% to be systematically withdrawn on a monthly basis and that amount equaled $90, and since $100 is less than 1.25% of the Accumulation Value, we would send $100. If 1.0% equaled $75, and since $100 is more than 1.25% of the Accumulation Value we would send $75 and then cancel the option. In such a case, in order to receive systematic partial withdrawals in the future, you would be required to submit a new notice to our Customer Service Center.

  You may change the amount or percentage of your withdrawal once each Contract Year or cancel this option at any time by sending satisfactory notice to our Customer Service Center at least seven days prior to the next scheduled withdrawal date. However, you may not change the amount or percentage of your withdrawals in any Contract Year during which you have previously taken a conventional partial withdrawal.

 IRA PARTIAL WITHDRAWAL OPTION

  If you have an IRA Contract and will attain age 70 1/2 in the current calendar year, distributions may be made to you to satisfy requirements imposed by Federal tax law. IRA partial withdrawals provide payout of amounts required to be distributed by the Internal Revenue Service rules governing mandatory distributions under qualified plans. See Federal Tax Considerations. We will send you a notice before your distributions commence, and you may elect this option at that time, or at a later date. You may not elect IRA partial withdrawals while the Systematic Partial Withdrawal Option is in effect. If you do not elect the IRA Partial Withdrawal Option, and distributions are required by Federal tax law, distributions adequate to satisfy the requirements imposed by Federal tax law may be made. Thus, if the Systematic Partial Withdrawal Option is in effect, distributions under that option must be adequate to satisfy the mandatory distribution rules imposed by Federal tax law.

  You may choose to receive IRA partial withdrawals on a monthly, quarterly or annual frequency. You select the day of the month when the withdrawals will be made, but it cannot be later than the 28th day of the month. If no date is selected, the withdrawals will be made on the same calendar day of the month as the Contract Date.

  At your request, we will determine the amount that is required to be withdrawn from your Contract each year based on the information you give us and various choices you make. For information regarding the calculation and choices you have to make, see the Statement of Additional Information. The minimum dollar amount you can withdraw is $100. At the time we determine the required partial withdrawal amount for a taxable year based on the frequency you select, if that amount is less than $100, we will pay $100. At any time where the partial withdrawal amount is greater than the Accumulation Value, we will cancel the Contract and send you the amount of the Cash Surrender Value.

  You may change the payment frequency of your withdrawals once each Contract Year or cancel this option at any time by sending us satisfactory notice to our Customer Service Center at least seven days prior to the next scheduled withdrawal date.

 PARTIAL WITHDRAWALS IN GENERAL

  CONSULT YOUR TAX ADVISOR REGARDING THE TAX CONSEQUENCES ASSOCIATED WITH TAKING PARTIAL WITHDRAWALS. A partial withdrawal made before the taxpayer reaches age 59 1/2 may result in imposition of a tax penalty of 10% of the taxable portion withdrawn. See Federal Tax Considerations for more details.

AUTOMATIC REBALANCING

  If you have at least $10,000 of Accumulation Value invested in the Divisions, you may elect to participate in our automatic rebalancing program. Automatic rebalancing provides you with an easy way to maintain the particular asset allocation that you and your financial advisor have determined are most suitable for your individual long-term investment goals. We do not charge a fee for participating in our automatic rebalancing program.

  Under the program you may elect to have all your allocations among the Divisions rebalanced on a quarterly, semi-annual, or annual calendar basis. The minimum size of an allocation to a Division must be in full percentage points. The program may be used in conjunction with the systematic partial withdrawal option only where such withdrawals are taken pro rata. Automatic rebalancing is not available if you participate in dollar cost averaging. Automatic rebalancing will not take place during the free look period.

  To participate in automatic rebalancing you must submit to our Customer Service Center written notice in a form satisfactory to us. We will begin the program on the last Valuation Date of the applicable calendar period in which we receive the notice. You may cancel the program at any time. The program will automatically terminate if you choose to reallocate your Accumulation Value among the Divisions or if you make an additional premium payment or partial withdrawal on other than a pro rata basis. Additional premium payments and partial withdrawals effected on a pro rata basis will not cause the automatic rebalancing program to terminate.

PROCEEDS PAYABLE TO THE BENEFICIARY

  If the Owner or the Annuitant (when the Owner is other than an individual) dies prior to the annuity commencement date, we will pay the Beneficiary the death benefit proceeds under the Contract. Such amount may be received in a single sum or applied to any of the Annuity Options. See The Annuity Options. If we do not receive a request to apply the death benefit proceeds to an Annuity Option, a single sum distribution will be made. Any distributions from non-qualified Contracts must comply with applicable Federal tax law distribution requirements.

DEATH BENEFIT OPTIONS

  Subject to our rules, there are two death benefit options that may be elected by you at issue under the Contract: the Standard Death Benefit Option and the Annual Ratchet Enhanced Death Benefit Option.

  The Annual Ratchet Enhanced Death Benefit Option may only be elected at issue and only if the Owner or Annuitant (when the Owner is other than an individual) is age 79 or younger at issue.

  If the enhanced death benefit is elected, the death benefit under the Contract is equal to the greatest of: (i) the Accumulation Value; (ii) total premium payments less any partial withdrawals; (iii) the Cash Surrender Value; and (iv) the enhanced death benefit (see below).

  We may offer a reduced death benefit under certain group and sponsored arrangements. See Other Contract Provisions, Group or Sponsored Arrangements.

 STANDARD DEATH BENEFIT OPTION

  You will automatically receive the Standard Death Benefit Option unless you elect the enhanced death benefit. The Standard Death Benefit Option for the Contract is equal to the greatest of: (i) your Accumulation Value; (ii) total premiums less any partial withdrawals; and (iii) the Cash Surrender Value.

 ANNUAL RATCHET ENHANCED DEATH BENEFIT OPTION

  (1) We take the enhanced death benefit from the prior Valuation Date. On the Contract Date, the enhanced death benefit is equal to the Initial Premium.

  (2) We add to (1) any additional premiums paid since the prior Valuation Date and subtract from (1) any partial withdrawals (including surrender charges incurred) taken since the prior Valuation Date.

  (3) On a Valuation Date that occurs on or prior to the Owner's Attained Age 80 which is also a Contract Anniversary, we set the enhanced death benefit equal to the greater of (2) or the Accumulation Value as of such date.

  On all other Valuation Dates, the enhanced death benefit is equal to (2).

HOW TO CLAIM PAYMENTS TO BENEFICIARY

  We must receive due proof of the death of the Owner or the Annuitant (if the Owner is other than an individual) (such as an official death certificate) at our Customer Service Center before we will make any payments to the Beneficiary. We will calculate the death benefit as of the date we receive due proof of death. The Beneficiary should contact our Customer Service Center for instructions.

REPORTS TO OWNERS

  We will send you a report once each calendar quarter within 31 days after the end of each calendar quarter. The report will show the Accumulation Value, the Cash Surrender Value, and the death benefit as of the end of the calendar quarter. The report will also show the allocation of your Accumulation Value as of such date and the amounts deducted from or added to the Accumulation Value since the last report. The report will also include any other information that may be currently required by the insurance supervisory official of the jurisdiction in which the Contract is delivered.

  We will also send you copies of any shareholder reports of the portfolios or securities in which Account B invests, as well as any other reports, notices or documents required by law to be furnished to Owners.

WHEN WE MAKE PAYMENTS

  We will generally pay death benefit proceeds and the cash surrender value within seven days after our Customer Service Center receives all the information needed to process the payment.

  However, we may delay payment of amounts derived from the Divisions if it is not practical for us to value or dispose of shares of Account B because:

  (1) The NYSE is closed for trading;

  (2) The SEC determines that a state of emergency exists;

  (3) An order or pronouncement of the SEC permits a delay for the protection of Owners; or,

  (4) The check used to pay the premium has not cleared through the banking system. This may take up to 15 days.

  During such times, as to amounts allocated to the Divisions, we may delay:

  (1) Determination and payment of any Cash Surrender Value;

  (2) Determination and payment of any death benefit if death occurs before the Annuity Commencement Date;

  (3) Allocation changes of the Accumulation Value; or,

  (4) Application under an Annuity Option of the Accumulation Value.

                               CHARGES AND FEES

  We deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the Contracts. We incur certain costs and expenses for the distribution and administration of the Contracts, for providing the benefits payable thereunder and for bearing various risks thereunder. The amount of a charge will not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the Surrender Charge collected may not fully cover all of the distribution expenses incurred by us.

CHARGE DEDUCTION DIVISION

  You may specify at issue if you wish to have all charges against the Accumulation Value deducted from the Smith Barney Money Market Division. We call this the Charge Deduction Division Option, and within this context refer to the Smith Barney Money Market Division as the Charge Deduction Division. If you do not elect this option, or if the amount of the charges is greater than the amount in the Division, the charges will be deducted as discussed below. You may also choose to elect or cancel this option while the Contract is in force by sending satisfactory notice to our Customer Service Center.

CHARGES DEDUCTED FROM THE ACCUMULATION VALUE

  We invest the entire amount of the initial and any additional premium payments in the Divisions you select, subject to certain restrictions. See Restrictions on Allocation of Premium Payments. We then may deduct certain amounts from your Accumulation Value. We may reduce certain fees and charges, including any surrender, administration, and mortality and expense risk charges, under group or sponsored arrangements. See Group or Sponsored Arrangements. Unless you have elected the Charge Deduction Division, charges are deducted proportionately from all affected Divisions in which you are invested. The charges we deduct are:

SURRENDER CHARGE

  A contingent deferred sales charge ("Surrender Charge") is imposed as a percentage of each premium payment if the Contract is surrendered or an excess partial withdrawal is taken during the seven year period from the date we receive and accept such premium payment. The percentage of premium payments deducted at the time of surrender or excess partial withdrawal depends upon the number of complete years that have elapsed since that premium payment was made. We determine the surrender charge as a percentage of each premium payment as follows:

      COMPLETE YEARS ELAPSED                                           SURRENDER
      SINCE PREMIUM PAYMENT                                             CHARGE
      ----------------------                                           ---------
          0...........................................................      7%
          1...........................................................      7%
          2...........................................................      6%
          3...........................................................      5%
          4...........................................................      4%
          5...........................................................      3%
          6...........................................................      1%
          7+..........................................................      0%

  Subject to our rules and as described in the Contract, the surrender charge arising from a surrender or excess partial withdrawal will be waived in the following events:

  (1) you begin receiving qualified extended medical care on or after the first Contract anniversary for at least 45 days during any continuous sixty-day period, and your request for the surrender or withdrawal, together with all required proof of such qualified extended medical care, must be received at our Customer Service Center during the term of such care or within ninety days after the last day upon which you received such care.

  (2) you are first diagnosed by a qualifying medical professional, on or after the first Contract Anniversary, as having a Qualifying Terminal Illness. Written proof of terminal illness, satisfactory to us, must be received at our Customer Service Center. We reserve the right to require an examination by a physician of our choice.

  See your Contract for more information. The waiver of surrender charge may not be available in all states.

SURRENDER CHARGE FOR EXCESS PARTIAL WITHDRAWALS

  There is considered to be an excess partial withdrawal in any Contract Year in which the amount withdrawn exceeds 15% of your Accumulation Value on the date of the withdrawal minus any amount withdrawn during that Contract Year. Where you are receiving systematic partial withdrawals, any combination of conventional partial withdrawals taken and any systematic partial withdrawals expected to be received in a Contract Year will be considered in determining the amount of the excess partial withdrawal. Such a withdrawal will be considered a partial surrender of the Contract and we will impose a surrender charge and any associated premium tax. Such charges will be deducted from the Accumulation Value in proportion to the Accumulation Value in each Division from which the excess partial withdrawal was taken. In instances where the excess partial withdrawal equals the entire Accumulation Value in each such Division, charges will be deducted proportionately from all other Divisions in which you are invested.

  For purposes of calculating the surrender charge for the excess partial withdrawal, (i) we treat premium payments as being withdrawn on a first-in first-out basis, and (ii) amounts withdrawn which are not considered an excess partial withdrawal are not treated as a withdrawal of any premium payments. Although we treat premium payments as being withdrawn before earnings for purposes of calculating the surrender charge for excess partial withdrawals, the Federal income tax law treats earnings as withdrawn first. See Federal Tax Considerations, Taxation of Non-Qualified Annuities.

  For example, the following assumes an Initial Premium payment of $10,000 and additional premium payments of $10,000 in each of the second and third Contract Years, for total premium payments under the Contract of $30,000. It also assumes a partial withdrawal at the beginning of the fourth Contract Year of 20% of the Accumulation Value of $35,000.

  In this example, $5,250 ($35,000 x .15) is the maximum partial withdrawal that may be withdrawn during the Contract Year without the imposition of a surrender charge. The total partial withdrawal would be $7,000 ($35,000 x .2). Therefore, $1,750 ($7,000-$5,250) is considered an excess partial withdrawal of a part of the Initial Premium payment of $10,000 and would be subject to a 5% surrender charge of $87.50 ($1,750 x .05). This example does not take into account the deduction of any premium taxes.

 PREMIUM TAXES

  We make a charge for state and local premium taxes in certain states which can range from 0% to 3.5% of premium. The charge depends on the Owner's state of residence. We reserve the right to change this amount to conform with changes in the law or if the Owner changes state of residence.

  Premium taxes are generally incurred on the annuity commencement date and a charge for such premium taxes is then deducted from your Accumulation Value on such date. However, some jurisdictions impose a premium tax at the time that initial and additional premiums are paid, regardless of the Annuity Commencement Date. In those states we may initially defer collection of the amount of the charge for premium taxes from your Accumulation Value and deduct it against Accumulation Value on surrender of the Contract, excess partial withdrawals or on the Annuity Commencement Date.

 ADMINISTRATIVE CHARGE

  The administrative charge is incurred at the beginning of the Contract processing period and deducted at the end of each Contract processing period. We deduct this charge when determining the Cash Surrender Value payable if you surrender the Contract prior to the end of a Contract processing period. If the Accumulation Value at the end of the Contract processing period equals or exceeds $100,000 or the sum of the premiums paid equals or exceeds $100,000, the charge is zero. Otherwise, the amount deducted is $40 per Contract Year. See Asset Based Administrative Charge, below.

 EXCESS ALLOCATION CHARGE

  We currently do not assess a charge for allocation changes made during a Contract Year. We reserve the right, however, to assess a $25 charge for each allocation change after the twelfth allocation change in a Contract Year. This amount represents the maximum we will charge. The charge would be deducted from the Divisions from which each such reallocation is made in proportion to the amount being transferred from each such Division unless you have chosen to use the Charge Deduction Division. The excess allocation charge is set at a level that is not designed to produce profit for Golden American or any affiliate. Any allocations or transfers due to the election of dollar cost averaging and reallocation under the provision What Happens if a Division is Not Available will not be included in determining if the excess allocation charge should apply.

CHARGES DEDUCTED FROM THE DIVISIONS

 MORTALITY AND EXPENSE RISK CHARGE

  The amount of the mortality and expense risk charge depends on the death benefit option that is in effect. If the Standard Death Benefit Option is in effect, the charge is equivalent, on an annual basis, to 1.10% of the assets in each Division. The charge is deducted on each Valuation Date at the rate of
 .003030% for each day in the Valuation Period. If the Annual Rachet Death Benefit Option is in effect, the charge is equivalent, on an annual basis, to 1.25% of the assets in each Division. The charge is deducted on each Valuation Date at the rate of .003446% for each day in the Valuation Period.

 ASSET BASED ADMINISTRATIVE CHARGE

  We will deduct a daily charge from the assets in each Division, to compensate us for a portion of the administrative expenses under the Contract. The daily charge is at a rate of 0.000411% (equivalent to an annual rate of 0.15%) on the assets in each Division.

  This asset based administrative charge plus the administrative charge above will not exceed the cost of the services to be provided over the life of the Contract.

TRUST EXPENSES

  There are fees and charges deducted from each Portfolio of the ESS Trust, the Travelers Fund and the Smith Barney Fund. Please read the respective Trust prospectus for details.

                      CHOOSING YOUR ANNUITIZATION OPTIONS

ANNUITIZATION OF YOUR CONTRACT

  If the Annuitant and Owner are living on the Annuity Commencement Date, we will begin making payments to the Owner under an income plan. We will make these payments under the Annuity Option chosen. You may change an Annuity Option by making a written request to us at least 30 days prior to the Annuity Commencement Date of the Contract. The amount of the payments will be determined by applying your Accumulation Value on the Annuity Commencement Date in accordance with The Annuity Options section below, subject to our published rules at such time. See When We Make Payments.

  You may also elect an Annuity Option on surrender of the Contract for its Cash Surrender Value or you may choose one or more Annuity Options for the payment of death benefit proceeds while it is in effect and before the Annuity Commencement Date. If, at the time of the Owner's death or the Annuitant's death (if the Owner is not an individual), no option has been chosen for paying death benefit proceeds, the Beneficiary may choose an option within 60 days. In all events, payments of death benefit proceeds must comply with the distribution requirements of applicable Federal tax law.

  The minimum monthly annuity income payment that we will make is $20. We may require that a single sum payment be made if the Accumulation Value is less than $2,000 or if the calculated monthly annuity income payment is less than $20.

  For each option we will issue a separate written agreement putting the option into effect. Before we pay any annuity benefits, we require the return of the Contract. If your Contract has been lost, we will require that you complete and return the applicable Contract form. Various factors will affect the level of annuity benefits including the Annuity Option chosen, the applicable payment rate used and the investment results of the Divisions in which the Accumulation Value has been invested.

  Some annuity options may provide only for fixed payments. Fixed Annuity Payments are regular payments, the amount of which is fixed and guaranteed by us. The amount of the payments will depend only on the form and duration of payments chosen, the age of the Annuitant or Beneficiary (and sex, where appropriate), the total Accumulation Value applied to purchase the fixed option, and the applicable payment rate.

  Our approval is needed for any option where:

    (1) The person named to receive payment is other than the Owner or Beneficiary;

    (2) The person named is not a natural person, such as a corporation; or

    (3) Any income payment would be less than the minimum annuity income payment allowed.

ANNUITY COMMENCEMENT DATE SELECTION

  You select the Annuity Commencement Date. You may select any date following the third Contract Anniversary but before the Contract Processing Date in the month following the Annuitant's 90th birthday. If, on the Annuity Commencement Date, a Surrender Charge remains, the elected Annuity Option must include a period certain of at least five years duration. If you do not select a date, the Annuity Commencement Date will be in the month following the Annuitant's 90th birthday. If the Annuity Commencement Date occurs when the Annuitant is at an advanced age, such as over age 85, it is possible that the Contract will not be considered an annuity for Federal tax purposes. See Federal Tax Considerations. For a Contract purchased in connection with a qualified plan, distribution must commence not later than April 1st of the calendar year following the calendar year in which you attain age 70 1/2. Consult your tax advisor.

FREQUENCY SELECTION

  You choose the frequency of the Annuity Payments. They may be monthly, quarterly, semi-annually or annually. If we do not receive written notice from you, the payments will be made monthly. There may be certain restrictions on minimum payments that we will allow.

THE ANNUITIZATION OPTIONS

  There are four options to choose from as shown below. Options 1 through 3 are fixed and option 4 may be fixed or variable. For a fixed option, the Accumulation Value in the Divisions is transferred to the general account.

  OPTION 1. INCOME FOR A FIXED PERIOD

  Payment is made in equal installments for a fixed number of years based on the Accumulation Value as of the annuity commencement date. We guarantee that each monthly payment will be at least the amount set forth in the Contract. Guaranteed amounts for annual, semi-annual and quarterly payments are available upon request. Illustrations are available upon request. If the Cash Surrender Value or Accumulation Value is applied under this option, a 10% penalty tax may apply to the taxable portion of each income payment until the Owner reaches age 59 1/2.

  OPTION 2. INCOME FOR LIFE

  Payment is made in equal monthly installments and guaranteed for at least a period certain. The period certain can be 10 or 20 years. Other periods certain may be available on request. A refund certain may be chosen instead. Under this arrangement, income is guaranteed until payments equal the amount applied. If the person named lives beyond the guaranteed period, payments continue until his or her death. We guarantee that each payment will be at least the amount set forth in the Contract corresponding to the person's age on his or her last birthday before the option's effective date. Amounts for ages not shown in the Contract are available upon request.

  OPTION 3. JOINT LIFE INCOME

  This option is available if there are two persons named to receive payments. At least one of the persons named must be either the Owner or Beneficiary of the Contract. Monthly payments are guaranteed and are made as long as at least one of the named persons is living. There is no minimum number of payments. Monthly payment amounts are available upon request.

  OPTION 4. ANNUITY PLAN

  An amount can be used to buy any single premium annuity we offer on the option's effective date.

PAYMENT WHEN NAMED PERSON DIES

  When the person named to receive payment dies, we will pay any amounts still due as provided by the option agreement. The amounts still due are determined as follows:

  (1) For option 1, or any remaining guaranteed payments under option 2, payments will be continued. Under options 1 and 2, the discounted values of the remaining guaranteed payments may be paid in a single sum. This means we deduct the amount of the interest each remaining guaranteed payment would have earned had it not been paid out early. The discount interest rate is never less than 3% for option 1 and 3.50% for option 2 per year. We will, however, base the discount interest rate on the interest rate used to calculate the payments for options 1 and 2 if such payments were not based on the tables in the Contract.

  (2) For option 3, no amounts are payable after both named persons have died.

  (3) For option 4, the annuity agreement will state the amount due, if any.

                           OTHER CONTRACT PROVISIONS

IN CASE OF ERRORS IN APPLICATION INFORMATION

  If an age or sex given in the application or enrollment form is misstated, the amounts payable or benefits provided by the Contract shall be those that the premium payment would have bought at the correct age or sex.

SENDING NOTICE TO US

  Any written notices, inquiries or requests should be sent to our Customer Service Center. Please include your name, your Contract number and, if you are not the Annuitant, the name of the Annuitant.

ASSIGNING THE CONTRACT AS COLLATERAL

  You may assign a non-qualified Contract as collateral security for a loan or other obligation. This does not change the Ownership. However, your rights and any Beneficiary's rights are subject to the terms of the assignment. See Transfer of Annuity Contracts, and Assignments. An assignment may have Federal tax consequences. See Federal Tax Considerations.

  You must give us satisfactory written notice at our Customer Service Center in order to make or release an assignment. We are not responsible for the validity of any assignment.

NON-PARTICIPATING

  The Contract does not participate in the divisible surplus of Golden
American.

AUTHORITY TO MAKE AGREEMENTS

  All agreements made by us must be signed by our president or a vice president and by our secretary or an assistant secretary. No other person, including an insurance agent or broker, can change any of the Contract's terms, make any agreements binding on us or extend the time for premium payments.

CONTRACT CHANGES -- APPLICABLE TAX LAW

  We reserve the right to make changes in the Contract to the extent we deem it necessary to continue to qualify the Contract as an annuity. Any such changes will apply uniformly to all Contracts that are affected. You will be given advance written notice of such changes.

YOUR RIGHT TO CANCEL OR EXCHANGE YOUR CONTRACT

CANCELLING YOUR CONTRACT

  You may cancel your Contract within your Free Look Period, which is ten days after you receive your Contract. For purposes of administering our allocation and administrative rules, we deem this period to expire 15 days after the Contract is mailed to you. Some states may require a longer Free Look Period. If you decide to cancel, you may mail or deliver the Contract to our Customer Service Center. We will refund the Accumulation Value plus any charges we deducted, and the Contract will be voided as of the date we receive the Contract and your request. See Facts About the Contract, Measurement of Investment Experience, Index of Experience and Unit Value.

EXCHANGING YOUR CONTRACT

  For information regarding exchanges under Section 1035 of the Internal Revenue Code of 1986, as amended, see Federal Tax Considerations.

OTHER CONTRACT CHANGES

  You may change the Contract to another annuity plan subject to our rules at the time of the change.

GROUP OR SPONSORED ARRANGEMENTS

  For certain group or sponsored arrangements, we may reduce any surrender, administration, and mortality and expense risk charges. We may also change the minimum initial and additional premium requirements, or offer a reduced death benefit. Group arrangements include those in which a trustee or an employer, for example, purchases Contracts covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell Contracts to its employees on an individual basis.

  Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy Contracts or that have been in existence less than six months will not qualify for reduced charges. We will make these and any similar reductions according to our rules in effect when an application or enrollment form for a Contract is approved. We may change these rules from time to time. Any variation in the administrative charge will reflect differences in costs or services and will not be unfairly discriminatory.

SELLING THE CONTRACT

  DSI is principal underwriter and distributor of the Contract as well as for other Contracts issued through Account B and other separate accounts of Golden American. We pay DSI for acting as principal underwriter under a distribution agreement. The offering of the Contract will be continuous.

  Commissions will be paid to broker-dealers who sell the Contract. Broker-dealers will be paid commissions, up to an amount currently equal to 6.5% of premium payments, for promotional or distribution expenses associated with the marketing of the Contract. Golden American may, by agreement with the broker-dealer, pay commissions as a combination of a certain percentage amount at the time of sale and a trail commission (which when combined could exceed 6.5% of premiums). In addition, under certain circumstances, Golden American may pay certain sellers production bonuses which will take into account, among other things, the total premium payments which have been made under the Contract associated with the broker-dealer. Additional payments or allowances may be made for other services not directly related to the sale of the Contract.

                            REGULATORY INFORMATION

VOTING RIGHTS

 ACCOUNT B

  We will vote the shares of a Trust owned by Account B according to your instructions. However, if the Investment Company Act of 1940 or any related regulations should change, or if interpretations of it or related regulations should change, and we decide that we are permitted to vote the shares of a Trust in our own right, we may decide to do so.

  We determine the number of shares that you have in a Division by dividing the Contract's Accumulation Value in that Division by the net asset value of one share of the portfolio in which a Division invests. Fractional votes will be counted. We will determine the number of shares you can instruct us to vote 180 days or less before a Trust's meeting. We will ask you for voting instructions by mail at least 10 days before the meeting.

  If we do not get your instructions in time, we will vote the shares in the same proportion as the instructions received from all Contracts in that Division. We will also vote shares we hold in Account B which are not attributable to Owners in the same proportion.

STATE REGULATION

  We are regulated and supervised by the Insurance Department of the State of Delaware, which periodically examines our financial condition and operations. We are also subject to the insurance laws and regulations of all jurisdictions where we do business. The Contract offered by this prospectus has been approved by the Insurance Department of the State of Delaware and by the Insurance Department of New Hampshire and any other states in which it may be offered. We are required to submit annual statements of our operations, including financial statements, to the Insurance Departments of the various jurisdictions in which we do business to determine solvency and compliance with state insurance laws and regulations.

LEGAL PROCEEDINGS

  Golden American, as an insurance company, is ordinarily involved in litigation. We do not believe that any current litigation is material and we do not expect to incur significant losses from such actions.

LEGAL MATERS

  The legal validity of the Contract described in this prospectus has been passed on by Myles R. Tashman, Esquire, Executive Vice President, General Counsel and Secretary of Golden American. Sutherland, Asbill & Brennan, L.L.P. of Washington, D.C. has provided advice on certain matters relating to Federal securities laws.

EXPERTS

  The audited financial statements of Golden American Life Insurance Company, Separate Account B and The Managed Global Account of Separate Account D appearing or incorporated by reference in the Statement of Additional Information and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing or incorporated by reference in the Statement of Additional Information and in the Registration Statement and are included or incorporated by reference in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                          FEDERAL TAX CONSIDERATIONS

INTRODUCTION

  The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of the Contract is unclear in certain circumstances, and a qualified tax adviser should always be consulted with regard to the application of the tax law to individual circumstances. This discussion is based on the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Department regulations, and interpretations existing on the date of this prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

  This discussion does not address state or local tax consequences associated with the purchase of the Contract. In addition, GOLDEN AMERICAN MAKES NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

TAX STATUS OF GOLDEN AMERICAN

  Golden American is taxed as a life insurance company under the Code. Since the operations of Account B are a part of, and are taxed with, the operations of Golden American, Account B is not separately taxed as a "regulated investment company" under the Code. Under existing federal income tax laws, investment income and capital gains of Account B are not taxed to Golden American to the extent they are applied to increase reserves under a Contract. Golden American does not anticipate that it will incur any federal income tax liability in Account B attributable to Contract obligations, and therefore Golden American does not intend to make provision for any such taxes. If Golden American is taxed on investment income or capital gains of Account B, then Golden American may impose a charge against Account B, as appropriate, in order to make provision for such taxes.

TAXATION OF NON-QUALIFIED ANNUITIES

 TAX DEFERRAL DURING ACCUMULATION PERIOD

  Under existing provisions of the Code, except as described below, any increase in an Owner's Accumulation Value is generally not taxable to the Owner until amounts are received from the Contract, either in the form of annuity payments as contemplated by the Contract, or in some other form of distribution. However, this rule allowing deferral applies only if (1) the investments of Account B are "adequately diversified" in accordance with Treasury Department regulations, (2) Golden American, rather than the Owner, is considered the owner of the assets of Account B for federal income tax purposes, and (3) the Contract is owned by an individual (or is treated as owned by an individual). In addition to the foregoing, if the Contract's annuity commencement date occurs at a time when the Annuitant is at an advanced age, such as over age 85, it is possible that the Owner will be taxable currently on the annual increase in the Accumulation Value.

  Diversification Requirements. The Code and Treasury Department regulations prescribe the manner in which the investments of a segregated asset account, such as the Divisions of Account B, are to be "adequately diversified." If a Division of Account B failed to comply with these diversification standards, contracts based on that segregated asset account would not be treated as an annuity contract for federal income tax purposes and the

Owner would generally be taxable currently on the income on the contract (as defined in the tax law) beginning with the period of non-diversification. Golden American expects that the Divisions of Account B will comply with the diversification requirements prescribed by the Code and Treasury Department regulations.

  Ownership Treatment. In certain circumstances, variable annuity contract owners may be considered the owners, for federal income tax purposes, of the assets of a segregated asset account, such as the Divisions of Account B, used to support their contracts. In those circumstances, income and gains from the segregated asset account would be includible in the contract owners' gross income. The Internal Revenue Service (the "IRS") has stated in published rulings that a variable contract owner will be considered the owner of the assets of a segregated asset account if the owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In addition, the Treasury Department announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular sub-accounts (of a segregated asset account) without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

  The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of the assets of a segregated asset account. For example, the Owner of this Contract has the choice of more investment options to which to allocate purchase payments and the Accumulation Value, and may be able to transfer among investment options more frequently, than in such rulings. These differences could result in the Owner being treated as the owner of all or a portion of the assets of Account B. In addition, Golden American does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. Golden American therefore reserves the right to modify the Contract as necessary to attempt to prevent Contract Owners from being considered the owners of the assets of Account B. However, there is no assurance that such efforts would be successful.

  Frequently, if the IRS or the Treasury Department sets forth a new position which is adverse to taxpayers, the position is applied on a prospective basis only. Thus, if the IRS or the Treasury Department were to issue regulations or a ruling which treated an Owner of this Contract as the owner of Account B, that treatment might apply on a prospective basis. However, if the regulations or ruling were not considered to set forth a new position, an Owner might retroactively be determined to be the owner of the assets of Account B.

  Non-Natural Owner. As a general rule, Contracts held by "non-natural persons" such as a corporation, trust or other similar entity, as opposed to a natural person, are not treated as annuity contracts for federal tax purposes. The income on such Contracts (as defined in the tax law) is taxed as ordinary income that is received or accrued by the Owner of the Contract during the taxable year. There are several exceptions to this general rule for non-natural Owners. First, Contracts will generally be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. However, this special exception will not apply in the case of any employer who is the nominal Owner of a Contract under a non-qualified deferred compensation arrangement for its employees.

  In addition, exceptions to the general rule for non-natural Owners will apply with respect to (1) Contracts acquired by an estate of a decedent by reason of the death of the decedent, (2) certain Contracts issued in connection with qualified retirement plans, (3) certain Contracts purchased by employers upon the termination of certain qualified retirement plans, (4) certain Contracts used in connection with structured settlement agreements, and (5) Contracts purchased with a single purchase payment when the annuity starting date (as defined in the tax law) is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

  The remainder of this discussion assumes that the Contract will be treated as an annuity contract for federal income tax purposes.

 TAXATION OF PARTIAL WITHDRAWALS AND SURRENDERS

  In the case of a partial withdrawal prior to the annuity commencement date, amounts received generally are includible in income to the extent the Owner's Accumulation Value (determined without regard to any surrender charge, within the meaning of the tax law) before the surrender exceeds his or her "investment in the contract." In the case of a surrender of the Contract for the cash surrender value, amounts received are includible in income to the extent they exceed the "investment in the contract." For these purposes, the investment in the contract at any time equals the total of the premium payments made under the Contract to that time (to the extent such payments were neither deductible when made nor excludable from income as, for example, in the case of certain contributions to IRAs and other qualified retirement plans) less any amounts previously received from the Contract which were not includible in income.

  In the case of systematic partial withdrawals, the amount of each withdrawal will generally be taxed in the same manner as a partial withdrawal made prior to the annuity commencement date, as described above. However, there is some uncertainty regarding the tax treatment of systematic partial withdrawals, and it is possible that additional amounts may be includible in income.

  The Contract provides a death benefit that in certain circumstances may exceed the greater of the premium payments and the Accumulation Value. As described elsewhere in this prospectus, Golden American imposes certain charges with respect to the death benefit. It is possible that some portion of those charges could be treated for federal tax purposes as a partial withdrawal from the Contract.

  In certain circumstances, surrender charges may be waived because of the Owner's need for extended medical care or because of the Owner's terminal illness. Distributions made in respect of which surrender charges are waived are treated as partial withdrawals or surrenders, as the case may be, for income tax purposes.

 TAXATION OF ANNUITY PAYMENTS

  Normally, the portion of each annuity payment taxable as ordinary income is equal to the excess of the payment over the exclusion amount. In the case of fixed annuity payments, the exclusion amount is the amount determined by multiplying (1) the fixed annuity payment by (2) the ratio of the "investment in the contract" (defined above), adjusted for any period certain or refund feature, allocated to the fixed annuity option to the total expected amount of fixed annuity payments for the period of the Contract (determined under Treasury Department regulations). In the case of variable annuity payments, the exclusion amount for each variable annuity payment is a specified dollar amount equal to the investment in the contract allocated to the variable annuity option when payments begin divided by the number of variable payments expected to be made (determined by Treasury Department regulations).

  Once the total amount of the investment in the Contract is excluded using these formulas, annuity payments will be fully taxable. If annuity payments cease because of the death of the Annuitant and before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction to the Annuitant or Beneficiary (depending upon the circumstances).

 TAXATION OF DEATH BENEFIT PROCEEDS

  Prior to the annuity commencement date, amounts may be distributed from a Contract because of the death of an Owner or, in certain circumstances, the death of the Annuitant. Such death benefit proceeds are includible in income as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a surrender, as described above, or (2) if distributed under an annuity option, they are taxed in the same manner as annuity payments, as described above. After the annuity commencement date, where a guaranteed period exists under an annuity option and the Annuitant dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in income as follows: (1) if received in a lump sum, they are includible in income to the extent that they exceed the unrecovered investment in the contract at that time, or (2) if distributed in accordance with the existing annuity option selected, they are fully excludable from income until the remaining investment in the contract is deemed to be recovered, and all annuity payments thereafter are fully includible in income.

  If certain amounts become payable in a lump sum from a Contract, such as the death benefit, it is possible that such amounts might be viewed as constructively received and thus subject to tax, even though not actually received. A lump sum will not be constructively received if it is applied under an annuity option within 60 days after the date on which it becomes payable. (Any annuity option selected must comply with applicable minimum distribution requirements imposed by the Code.)

 ASSIGNMENTS, PLEDGES, AND GRATUITOUS TRANSFERS

  Other than in the case of Contracts issued as IRAs or in connection with certain other qualified retirement plans (which generally cannot be assigned or pledged), any assignment or pledge (or agreement to assign or pledge) of any portion of the value of the Contract is treated for federal income tax purposes as a partial withdrawal of such amount or portion. The investment in the contract is increased by the amount includible as income with respect to such assignment or pledge, though it is not affected by any other aspect of the assignment or pledge (including its release). If an Owner transfers a Contract without adequate consideration to a person other than the Owner's spouse (or to a former spouse incident to divorce), the Owner will be taxed on the difference between the cash surrender value (within the meaning of the tax law) and the investment in the contract at the time of transfer. In such case, the transferee's investment in the contract will be increased to reflect the increase in the transferor's income.

 SECTION 1035 EXCHANGES

  Code section 1035 provides that no gain or loss is recognized when an annuity contract is received in exchange for a life, endowment, or annuity contract, provided that no cash or other property is received in the exchange transaction. Special rules and procedures apply in order for an exchange to meet the requirements of section 1035. Also, there are additional tax considerations involved when the contracts are issued in connection with qualified retirement plans. Prospective Owners of this Contract should consult a tax advisor before entering into a section 1035 exchange (with respect to non-qualified annuity contracts) or a trustee-to-trustee transfer or rollover (with respect to qualified annuity contracts).

 PENALTY TAX ON PREMATURE DISTRIBUTIONS

  Where a Contract has not been issued as an IRA or in connection with another qualified retirement plan, there generally is a 10% penalty tax on the taxable amount of any payment from the Contract unless the payment is: (a) received on or after the Owner reaches age 59 1/2; (b) attributable to the Owner's becoming disabled (as defined in the tax law); (c) made on or after the death of the Owner or, if the Owner is not an individual, on or after the death of the primary annuitant (as defined in the tax law); (d) made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary (as defined in the tax law), or (e) made under a Contract purchased with a single purchase payment when the annuity starting date (as defined in the tax law) is no later than a year from purchase of the Contract and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

  In the case of systematic partial withdrawals, it is unclear whether such withdrawals will qualify for exception (d) above. (For reporting purposes, we currently treat such withdrawals as if they do not qualify for this exception). In addition, if withdrawals are of interest amounts only, exception (d) will not apply.

 AGGREGATION OF CONTRACTS

  In certain circumstances, the amount of an annuity payment, withdrawal or surrender from a Contract that is includible in income is determined by combining some or all of the annuity contracts owned by an individual not issued in connection with qualified retirement plans. For example, if a person purchases two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals and surrenders prior to the annuity commencement date) is includible in income. In addition, if a person purchases a Contract offered by this prospectus and also purchases at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract. The effects of such aggregation are not clear; however, it could affect the time when income is taxable and the amount which might be subject to the 10% penalty tax described above.

IRA CONTRACTS AND OTHER QUALIFIED RETIREMENT PLANS IN GENERAL

  In addition to issuing the Contracts as non-qualified annuities, Golden American also currently issues the Contracts as IRAs. (As indicated above, in this prospectus, IRAs are referred to as "qualified plans.") Golden American may also issue the Contracts in connection with certain other types of qualified retirement plans which receive favorable treatment under the Code. Numerous special tax rules apply to the owners under IRAs and other qualified retirement plans and to the contracts used in connection with such plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. For example, for both surrenders and annuity payments under certain contracts issued in connection with qualified retirement plans, there may be no "investment in the contract" and the total amount received may be taxable. Also, special rules apply to the time at which distributions must commence and the form in which the distributions must be paid. Therefore, no attempt is made to provide more than general information about the use of Contracts with the various types of qualified retirement plans. A qualified tax advisor should be consulted before purchase of a Contract in connection with a qualified retirement plan.

  When issued in connection with a qualified retirement plan, a Contract will be amended as necessary to conform to the requirements of the plan. However, Owners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract. In addition, Golden American is not bound by terms and conditions of qualified retirement plans to the extent such terms and conditions contradict the Contract, unless Golden American consents.

 INDIVIDUAL RETIREMENT ANNUITIES

  As indicated above, Golden American currently issues the Contract as an IRA. If the Contract is used for this purpose, the Owner must be the Annuitant.

  Premium Payments. Both the premium payments that may be paid, and the tax deduction that an individual may claim for such premium payments, are limited under an IRA. In general, the premium payments that may be made for an IRA for any year are limited to the lesser of $2,000 or 100% of the individual's earned income for the year. Also, with respect to an individual who has less income than his or her spouse, premium payments may be made by that individual into an IRA to the extent of (1) $2,000, or (2) the sum of (i) the compensation includible in the gross income of the individual's spouse for the taxable year and (ii) the compensation includible in the gross income of the individual's spouse for the taxable year reduced by the amount allowed as a deduction for IRA contributions to such spouse. An excise tax is imposed on IRA contributions that exceed the law's limits.

  The deductible amount of the premium payments made for an IRA for any taxable year (including a contract for a noncompensated spouse) is limited to the amount of premium payments that may be paid for the contract for that year, or a lesser amount where the individual or his or her spouse is an active participant in certain qualified retirement plans. A single person who is an active participant in a qualified retirement plan (including a qualified pension, profit-sharing, or annuity plan, a simplified employee pension plan, or a "section 403(b)" annuity plan, as discussed below) and who has adjusted gross income in excess of $35,000 may not deduct premium payments, and such a person with adjusted gross income between $25,000 and $35,000 may deduct only a portion of such payments. Also, married persons who file a joint return, one of whom is an active participant in a qualified retirement plan, and who have adjusted gross income in excess of $50,000 may not deduct premium payments, and those with adjusted gross in come between $40,000 and $50,000 may deduct only a portion of such payments. Married persons filing separately may not deduct premium payments if either the taxpayer or the taxpayer's spouse is an active participant in a qualified retirement plan.

  In applying these and other rules applicable to an IRA, all individual retirement accounts and IRAs owned by an individual are treated as one contract, and all amounts distributed during any taxable year are treated as one distribution.

  Tax Deferral During Accumulation Period. Until distributions are made from an IRA, increases in the Accumulation Value of the Contract are not taxed.

  IRAs and individual retirement accounts (that may invest in this Contract) generally may not invest in life insurance contracts, but an annuity contract that is issued as an IRA (or that is purchased by an individual retirement account) may provide a death benefit that equals the greater of the premiums paid and the contract's cash value. The Contract provides a death benefit that in certain circumstances may exceed the greater of the premium payments and the Accumulation Value. It is possible that an enhanced death benefit could be viewed as violating the prohibition on investment in life insurance contracts, with the result that the Contract would not be viewed as satisfying the requirements of an IRA and would not be a permissible investment for an individual retirement account.

  Taxation of Distributions and Rollovers. If all premium payments made to an IRA were deductible, all amounts distributed from the Contract are included in the recipient's income when distributed. However, if nondeductible premium payments were made to an IRA (within the limits allowed by the tax laws), a portion of each distribution from the Contract typically is includible in income when it is distributed. In such a case, any amount distributed as an annuity payment or in a lump sum upon death or surrender is taxed as described above in connection with such a distribution from a non qualified contract, treating as the investment in the contract the sum of the nondeductible premium payments at the end of the taxable year in which the distribution commences or is made (less any amounts previously distributed that were excluded from income). Also, in such a case, any amount distributed upon a partial withdrawal is partially includible in income. The includible amount is the excess of the distribution over the exclusion amount, which in turn generally equals the distribution multiplied by the ratio of the investment in the Contract to the Accumulation Value.

  In any event, subject to the direct rollover and mandatory withholding requirements (discussed below), amounts may be "rolled over" from certain qualified retirement plans to an IRA (or from one IRA or individual retirement account to an IRA) without incurring current income tax if certain conditions are met. Only certain types of distributions to eligible individuals from qualified retirement plans, individual retirement accounts, and IRAs may be rolled over.

  Penalty Taxes. Subject to certain exceptions, a penalty tax is imposed on distributions from an IRA equal to 10% of the amount of the distribution includible in income. (Amounts rolled over from an IRA generally are excludable from income.) The exceptions provide, however, that this penalty tax does not apply to distributions made to the Owner (1) on or after age 59 1/2, (2) on or after death or because of disability (as defined in the tax law), or (3) as part of a series of substantially equal periodic payments over the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and his or her beneficiary (as defined in the tax law). In addition to the foregoing, failure to comply with a minimum distribution requirement will result in the imposition of a penalty tax of 50% of the amount by which a minimum required distribution exceeds the actual distribution from an IRA. Under this requirement, distributions of minimum amounts from an IRA as specified in the tax law must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2.

 OTHER TYPES OF QUALIFIED RETIREMENT PLANS

  The following sections describe tax considerations of Contracts used in connection with various types of qualified retirement plans other than IRAs. Golden American does not currently offer all of the types of qualified retirement plans described and may not offer them in the future. Prospective purchasers of Contracts for use in connection with such qualified retirement plans should therefore contact Golden American's Customer Service Center to ascertain the availability of the Contract for qualified retirement plans at any given time.

  Simplified Employee Pensions (SEP-IRAs). Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. As discussed above (see Individual Retirement Annuities), there is some uncertainty regarding the treatment of the Contract's enhanced death benefit for purposes of certain tax rules governing IRAs (which would include SEP-IRAs). Employers intending to use the contract in connection with such plans should seek competent advice.

  SIMPLE IRAs. Section 408(p) of the Code permits certain small employers to establish "SIMPLE retirement accounts," including SIMPLE IRAs, for their employees. Under SIMPLE IRAs, certain deductible contributions are made by both employees and employers. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. As discussed above (see Individual Retirement Annuities), there is some uncertainty regarding the proper characterization of the Contract's enhanced death benefit for purposes of certain tax rules governing IRAs (which would include SIMPLE IRAs). Employers intending to use the Contract in connection with a SIMPLE retirement account should seek competent advice.

  Corporate and Self-Employed ("H.R. 10" or "Keogh") Pension and Profit-Sharing Plans. Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the Contract in order to provide benefits under the plans. The Contract provides a death benefit that in certain circumstances may exceed the greater of the premium payments and the Accumulation Value. It is possible that such death benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit sharing plans. In addition, the provision of such benefits may result in currently taxable income to participants. Employers intending to use the contract in connection with such plans should seek competent advice.

  Section 403(b) Annuity Contracts. Section 403(b) of the Code permits public school employees, employees of certain types of charitable, educational and scientific organizations exempt from tax under section 501(c)(3) of the Code, and employees of certain types of State educational organizations specified in section 170(b)(l)(A)(ii), to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the amount of premium payments from gross income for federal income tax purposes. Purchasers of the contracts for use as a "Section 403(b) Annuity Contract" should seek competent advice as to eligibility, limitations on permissible amounts of premium payments and other tax consequences associated with such contacts. In particular, purchasers and their advisors should consider that this Contract provides a death benefit that in certain circumstances may exceed the greater of the premium payments and the Accumulation Value. It is possible that such death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under a Section 403(b) Annuity Contract. Even if the death benefit under the contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless the purchaser also purchases a life insurance contract as part of his or her
Section 403(b) Annuity Contract.

  Section 403(b) Annuity Contracts contain restrictions on withdrawals of (i) contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988, (ii) earnings on those contributions, and (iii) earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last year beginning before January 1, 1989. These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, become disabled (within the meaning of the tax law), or in the case of hardship. Amounts permitted to be distributed in the event of hardship are limited to actual contributions; earnings thereon cannot be distributed on account of hardship. (These limitations on withdrawals do not apply to the extent Golden American is directed to transfer some or all of the Accumulation Value as a tax-free direct transfer to the issuer of another Section 403(b) Annuity Contract or into a section 403(b)(7) custodial account subject to withdrawal restrictions which are at least as stringent.)

  Eligible Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current federal income taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contract is used in connection with an eligible plan, the employer as owner of the contract has the sole right to the proceeds of the contract, until paid or made available to the participant or other recipient, subject only to the claims of the employer's general creditors. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes. Those who intend to use the contracts in connection with such plans should seek competent advice.

 DIRECT ROLLOVERS AND FEDERAL INCOME TAX WITHHOLDING FOR "ELIGIBLE ROLLOVER DISTRIBUTIONS"

  In the case of an annuity contract used in connection with a pension, profit sharing, or annuity plan qualified under sections 401(a) or 403(a) of the Code, or that is a Section 403(b) Annuity Contract, any "eligible rollover distribution" from the contract will be subject to direct rollover and mandatory withholding requirements. An eligible rollover distribution generally is the taxable portion of any distribution from a qualified pension plan under section 401(a) of the Code, qualified annuity plan under Section 403(a) of the Code, or Section 403(b) Annuity or custodial account, excluding certain amounts (such as minimum distributions required under section 401(a)(9) of the Code and distributions which are part of a "series of substantially equal periodic payments" made for the life (or life expectancy) of the employee, or for the joint lives (or joint life expectancies) of the employee and the employee's designated beneficiary (within the meaning of the tax law), or for a specified period of 10 years or more).

  Under these new requirements, federal income tax equal to 20% of the eligible rollover distribution will be withheld from the amount of the distribution. Unlike withholding on certain other amounts distributed from the Contract, discussed below, the taxpayer cannot elect out of withholding with respect to an eligible rollover distribution. However, this 20% withholding will not apply to that portion of the eligible rollover distribution which, instead of receiving, the taxpayer elects to have directly transferred to certain eligible retirement plans (such as to this contract when issued as an IRA).

  If this Contract is issued in connection with a pension, profit-sharing, or annuity plan qualified under sections 401(a) or 403(a) of the Code, or is a
Section 403(b) Annuity Contract, then, prior to receiving an eligible rollover distribution, the owner will receive a notice (from the plan administrator or Golden American) explaining generally the direct rollover and mandatory withholding requirements and how to avoid the 20% withholding by electing a direct transfer.

FEDERAL INCOME TAX WITHHOLDING

  Golden American will withhold and remit to the federal government a part of the taxable portion of each distribution made under the Contract unless the distributee notifies Golden American at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Golden American may be required to withhold tax, as explained above. The withholding rates applicable to the taxable portion of periodic annuity payments (other than eligible rollover distributions) are the same as the withholding rates generally applicable to payments of wages. In addition, the withholding rate applicable to the taxable portion of non-periodic payments (including surrenders prior to the annuity commencement date) is 10%. Regardless of whether you elect to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. As discussed above, the withholding rate applicable to eligible rollover distributions is 20%.

             STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS

                                                                                    PAGE
                                                                                    ----
INTRODUCTION
Description of Golden American Life Insurance Company............................     1
Safekeeping of Assets............................................................     1
The Administrator................................................................     1
Independent Auditors.............................................................     2
Distribution of Contracts........................................................     2
Performance Information..........................................................     2
IRA Partial Withdrawal Option....................................................     9
Other Information................................................................     9
Financial Statements of Separate Account B.......................................    10
Financial Statements of The Managed Global Account of Separate Account D.........    10
Financial Statements of Golden American Life Insurance Company...................    10
Appendix--Description of Bond Ratings............................................   A-1

  PLEASE TEAR OFF, COMPLETE AND RETURN THE FORM BELOW TO ORDER A FREE STATEMENT OF ADDITIONAL INFORMATION FOR THE CONTRACTS OFFERED UNDER THE PROSPECTUS. ADDRESS THE FORM TO OUR CUSTOMER SERVICE CENTER, THE ADDRESS IS SHOWN ON THE COVER.

------------------------------------------------------------------------------


  PLEASE SEND ME A FREE COPY OF THE STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT B

PLEASE PRINT OR TYPE

                _______________________________
                NAME

                _______________________________
                SOCIAL SECURITY NUMBER

                _______________________________
                STREET ADDRESS

                _______________________________
                CITY, STATE, ZIP


PE-I-NH 5.97


------------------------------------------------------------------------------

                           EQUI-SELECT SERIES TRUST
                               699 WALNUT STREET
                            DES MOINES, IOWA 50309

                               ----------------

  Equi-Select Series Trust (the "Trust") is an open-end, series management investment company which currently offers shares of beneficial interest of nine series (the "Portfolios"), each of which has a different investment objective and represents the entire interest in a separate portfolio of investments. These Portfolios are currently available to the public only through certain variable annuity contracts and variable life insurance policies ("Variable Contracts") issued by Equitable Life Insurance Company of Iowa and/or its affiliated life insurance companies (collectively, the "Life Companies"). This Prospectus contains information pertaining to the Research Portfolio, Total Return Portfolio and OTC Portfolio which are the only Portfolios of the Trust offered under the Variable Contracts described in the accompanying Variable Contract Prospectus.

  This Prospectus sets forth concisely the information about the Trust that a prospective investor should know before investing. Please read it carefully and retain it for future reference. A Statement of Additional Information ("SAI") dated May 1, 1997, as amended, is available without charge upon request and may be obtained by calling Equitable Life Insurance Company of Iowa at (800) 648-6810 or by writing to Equitable Life Insurance Company of Iowa, P.O. Box 9271, Des Moines, Iowa 50306-9271. Some of the discussions contained in this Prospectus refer to the more detailed descriptions contained in the SAI, which is incorporated by reference into this Prospectus and has been filed with the Securities and Exchange Commission. The Securities and Exchange Commission maintains a Web site (http:\\www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding the Trust.

                               ----------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                         PROSPECTUS DATED MAY 1, 1997

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
SUMMARY....................................................................   1
  The Trust................................................................   1
  Investment Adviser and Sub-Adviser.......................................   1
  The Portfolios...........................................................   1
  Investment Risks.........................................................   2
  Sales and Redemptions....................................................   2

FINANCIAL HIGHLIGHTS.......................................................   3

INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS.......................   5
  OTC Portfolio............................................................   5
  Research Portfolio.......................................................   7
  Total Return Portfolio...................................................   9

MANAGEMENT OF THE TRUST....................................................  11
  Investment Adviser.......................................................  11
  Advisory Fee Waiver and Expense Cap......................................  12
  Expenses of the Trust....................................................  12
  Sub-Adviser..............................................................  12

SALES AND REDEMPTIONS......................................................  13

NET ASSET VALUE............................................................  14

TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS...................................  14

ADDITIONAL INFORMATION.....................................................  15

APPENDIX................................................................... A-1

                                    SUMMARY

THE TRUST

  The Trust is an open-end management investment company established as a Massachusetts business trust under a Declaration of Trust dated May 11, 1994. Each Portfolio issues a separate class of shares. The Declaration of Trust permits the Trustees to issue an unlimited number of full or fractional shares of each class of stock.

  Each Portfolio has distinct investment objectives and policies. (See "Investment Objectives and Policies of the Portfolios.") Additional Portfolios may be added to the Trust in the future. Only shares of the Research, Total Return and OTC Portfolios are offered herein. (The Research, Total Return and OTC Portfolios may be referred to herein as "the Portfolios".)

INVESTMENT ADVISER AND SUB-ADVISER

  Subject to the authority of the Board of Trustees of the Trust, Equitable Investment Services, Inc. (the "Adviser") serves as the Trust's investment adviser and has responsibility for the overall management of the investment strategies and policies of the Portfolios. The Adviser has engaged Massachusetts Financial Services Company as a Sub-Adviser to make investment decisions and place orders for the Portfolios. For additional information concerning the Adviser and the Sub-Adviser, including a description of advisory and sub-advisory fees, see "Management of the Trust."

THE PORTFOLIOS

  OTC PORTFOLIO. The primary investment objective of the OTC Portfolio is to seek to obtain long-term growth of capital. The Portfolio seeks to achieve this objective by investing at least 65% of its total assets, under normal circumstances, in securities principally traded on the over-the-counter (OTC) securities market. The Portfolio is intended for investors who understand and are willing to accept the risks entailed in seeking long-term growth of capital. The Portfolio may invest 20% or more of its net assets in foreign securities (not including American Depositary Receipts ("ADRs")); however, under normal market conditions, the Portfolio expects to invest less than 35% of its net assets in foreign securities. The Portfolio may invest up to 10% of its net assets in emerging markets or countries with limited or developing capital markets. (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing.) The Portfolio may invest a portion of its assets in lower-grade corporate debt securities commonly known as "junk bonds." Investors should be aware that such investments involve a significant degree of risk. (See "Appendix--Lower-Rated Securities" and the SAI for a discussion of the risks involved in investing in lower-rated securities.)

  RESEARCH PORTFOLIO. The Research Portfolio seeks to provide long-term growth of capital and future income by investing a substantial portion of its assets in common stocks or securities convertible into common stocks of companies believed to possess better than average prospects for long-term growth. A smaller proportion of the assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. The Portfolio may invest up to 20% (and generally expects to invest between 0% and 20%) of its net assets in foreign securities (not including ADRs). (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing.) The Portfolio may invest up to 10% of its net assets in lower-grade corporate debt securities commonly known as "junk bonds." Investors should be aware that such investments involve a significant degree of risk. (See "Appendix--Lower-Rated Securities" and the SAI for a discussion of the risks involved in investing in lower-rated securities.)

  TOTAL RETURN PORTFOLIO. The Total Return Portfolio primarily seeks to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. The Portfolio's secondary objective is to take advantage of opportunities for growth of capital and income. Under normal market conditions, at least 25% of the Portfolio's assets will be invested in fixed income securities and at least 40% and no more than 75% of the Portfolio's assets will be invested in equity securities, which include: common and preferred stocks; securities such as bonds, warrants or rights that are convertible into stock; and depository receipts for those securities. The Portfolio may invest up to 20% (and generally expects to invest between 5% and 20%) of its net assets in foreign securities (not including ADRs). (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing.) The Portfolio may invest a portion of its assets in lower-grade corporate debt securities commonly known as "junk bonds." Investors should be aware that such investments involve a significant degree of risk. (See "Appendix--Lower-Rated Securities" and the SAI for a discussion of the risks involved in investing in lower-rated securities.)

  The investment objectives of the Portfolios are not fundamental and may be changed without the approval of a majority of the outstanding shares of a Portfolio. Investment policies and restrictions specifically cited as fundamental may not be changed without the approval of a majority of the outstanding shares of that Portfolio. Other investment policies and practices described in this Prospectus and the SAI are not fundamental, and the Board of Trustees may change them without shareholder approval. A complete list of investment restrictions, including those restrictions which cannot be changed without shareholder approval, is contained in the SAI. There is no assurance that a Portfolio will meet its stated objective.

INVESTMENT RISKS

  The value of a Portfolio's shares will fluctuate with the value of the underlying securities in its portfolio, and in the case of debt securities, with the general level of interest rates. When interest rates decline, the value of an investment portfolio invested in fixed-income securities can be expected to rise. Conversely, when interest rates rise, the value of an investment portfolio invested in fixed-income securities can be expected to decline. In the case of foreign currency denominated securities, these trends may be offset or amplified by fluctuations in foreign currencies. Investments by a Portfolio in foreign securities may be affected by adverse political, diplomatic, and economic developments, changes in foreign currency exchange rates, taxes or other assessments imposed on distributions with respect to those investments, and other factors affecting foreign investments generally. High-yielding fixed-income securities, which are commonly known as "junk bonds", are subject to greater market fluctuations and risk of loss of income and principal than investments in lower yielding fixed-income securities. Certain of the Portfolios intend to employ, from time to time, certain investment techniques which are designed to enhance income or total return or hedge against market or currency risks but which themselves involve additional risks. These techniques include options on securities, futures, options on futures, options on indexes, options on foreign currencies, foreign currency exchange transactions, lending of securities and when-issued securities and delayed-delivery transactions. The Portfolios may have higher-than-average portfolio turnover which may result in higher-than-average brokerage commissions and transaction costs.

SALES AND REDEMPTIONS

  The Trust sells shares only to the separate accounts of the Life Companies as a funding vehicle for the Variable Contracts offered by the Life Companies. No fee is charged upon the sale or redemption of the Trust's shares. Expenses of the Trust are passed through to the separate accounts of the Life Companies, and therefore, are ultimately borne by Variable Contract owners. In addition, other fees and expenses are assessed by the Life Companies at the separate account level. (See the Prospectus for the Variable Contract for a description of all fees and charges relating to the Variable Contract.)

                             FINANCIAL HIGHLIGHTS
                           EQUI-SELECT SERIES TRUST

  The following tables which have been audited by Ernst & Young LLP, independent auditors, include selected data, derived from the Financial Statements, for a share outstanding throughout the period shown for each of the Research, Total Return and OTC Portfolios at December 31, 1996. The tables should be read in conjunction with the Financial Statements and notes thereto included in the Trust's Annual Report to Contractholders which is incorporated by reference in the Statement of Additional Information. The Financial Statements of the Trust at December 31, 1996 are incorporated herein by reference in reliance upon the report of Ernst & Young LLP such report given upon the authority of such firm as experts in accounting and auditing.

  Further information about the performance of the Trust is contained in the Trust's December 31, 1996 Annual Report which may be obtained without charge by calling Equitable Life Insurance Company of Iowa at (800) 648-6810.

                           EQUI-SELECT SERIES TRUST
         OTC PORTFOLIO, RESEARCH PORTFOLIO AND TOTAL RETURN PORTFOLIO
                             FINANCIAL HIGHLIGHTS
           (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD INDICATED)

                                         NET REALIZED
                   NET ASSET    NET     AND UNREALIZED   TOTAL    DISTRIBUTIONS                            NET ASSET
                   VALUE AT  INVESTMENT  GAIN (LOSS)      FROM      FROM NET         NET                   VALUE AT
                   BEGINNING   INCOME         ON       INVESTMENT  INVESTMENT   CAPITAL GAINS    TOTAL        END      TOTAL
                   OF PERIOD (LOSS)(1)   INVESTMENTS   OPERATIONS    INCOME     DISTRIBUTIONS DISTRIBUTION OF PERIOD RETURN(2)
                   --------- ---------- -------------- ---------- ------------- ------------- ------------ --------- ---------
OTC Portfolio
 Year ended
 December 31,
 1996............   $12.08     $(0.03)      $2.52        $2.49        $0.00        $(0.75)       $(0.75)    $13.82     20.68%
 Year ended
 December 31,
 1995............    10.36      (0.02)       3.07         3.05         0.00         (1.33)        (1.33)     12.08     29.23
 Period ended
 December 31,
 1994*...........    10.00       0.00        0.36         0.36         0.00          0.00          0.00      10.36      3.59
Research
Portfolio
 Year ended
 December 31,
 1996............    12.88       0.00        3.00         3.00         0.00 (6)     (0.45)        (0.45)     15.43     23.37
 Year ended
 December 31,
 1995............     9.59       0.03        3.48         3.51        (0.03)        (0.19)        (0.22)     12.88     36.58
 Period ended
 December 31,
 1994*...........    10.00       0.09       (0.41)       (0.32)       (0.09)         0.00         (0.09)      9.59     (3.22)
Total Return
Portfolio
 Year ended
 December 31,
 1996............    11.90       0.26        1.37         1.63        (0.26)        (0.12)        (0.38)     13.15     13.70
 Year ended
 December 31,
 1995............     9.76       0.21        2.19         2.40        (0.21)        (0.05)        (0.26)     11.90     24.51
 Period ended
 December 31,
 1994*...........    10.00       0.09       (0.24)       (0.15)       (0.09)         0.00         (0.09)      9.76     (1.47)

                                    RATIO       RATIO OF NET
                                 OF OPERATING    INVESTMENT
                   NET ASSETS      EXPENSES     INCOME (LOSS) PORTFOLIO  AVERAGE
                       END        TO AVERAGE     TO AVERAGE   TURNOVER  COMMISSION
                    OF PERIOD  NET ASSETS(1)(3) NET ASSETS(3)  RATE(4)   RATE(5)
                   ----------- ---------------- ------------- --------- ----------
OTC Portfolio
 Year ended
 December 31,
 1996............  $43,321,580       1.35%          (0.63)%      122%     $.0402
 Year ended
 December 31,
 1995............    9,054,622       1.07           (0.22)       111         --
 Period ended
 December 31,
 1994*...........    1,695,685       0.75            0.16          6         --
Research
Portfolio
 Year ended
 December 31,
 1996............   75,178,842       1.31            0.05         68       .0281
 Year ended
 December 31,
 1995............   16,185,802       1.12            0.58         83         --
 Period ended
 December 31,
 1994*...........    1,626,521       0.75            4.65         85         --
Total Return
Portfolio
 Year ended
 December 31,
 1996............   57,301,963       1.25            3.29        131       .0510
 Year ended
 December 31,
 1995............   15,502,907       1.11            3.88         89         --
 Period ended
 December 31,
 1994*...........    1,298,365       0.75            4.58         45         --

----
(1) Net investment income is after reimbursement of certain fees and expenses by Equitable Investment Services, Inc. ("EISI"). Had EISI not undertaken to reimburse expenses related to the Portfolios, net investment income
    (loss) per share and ratio of operating expenses to average net assets would have been as follows for the year ended December 31, 1996, for the year ended December 31, 1995 and for the period ended December 31, 1994, respectively: OTC Portfolio, $(0.03) and 1.35%, $(0.10) and 2.52%, $(0.12)
    and 7.10%; Research Portfolio, $0.00 and 1.31%, $(0.04) and 2.48%, $(0.04)
    and 7.48%; and Total Return Portfolio, $0.26 and 1.25%, $0.14 and 2.36%, $(0.06) and 8.31%.
(2) Total return figures are not annualized for periods less than one year. Total return does not reflect expenses that apply to the separate account or related variable insurance contracts and inclusion of these charges would result in reducing the total return figures for the period shown.
(3) Annualized for periods less than one year.
(4) Portfolio turnover rates are not annualized.
(5) The average commission rate paid is applicable for Portfolios that invest greater than 10% of average net assets in equity security transactions for which commissions are charged. This disclosure is required for fiscal periods beginning on or after September 1, 1995.
(6) Amount is less than $0.003 per share.
* For the period October 4, 1994 (commencement of investment operations) through December 31, 1994.

             INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS

  Each Portfolio of the Trust has a different investment objective or objectives which it pursues through separate investment policies as described below. The differences in objectives and policies among the Portfolios can be expected to affect the return of each Portfolio and the degree of market and financial risk to which each Portfolio is subject. An investment in a single Portfolio should not be considered a complete investment program. The investment objective(s) and policies of each Portfolio, unless otherwise specifically stated, are non-fundamental and may be changed by the Trustees of the Trust without a vote of the shareholders. Such changes may result in a Portfolio having an investment objective(s) which differs from that which an investor may have considered at the time of investment. There is no assurance that any Portfolio will achieve its objective(s). United States Treasury Regulations applicable to portfolios that serve as the funding vehicles for variable annuity and variable life insurance contracts generally require that such portfolios invest no more than 55% of the value of their assets in one investment, 70% in two investments, 80% in three investments, and 90% in four investments. The Portfolios intend to comply with the requirements of these Regulations.

  In order to comply with regulations which may be issued by the U.S. Treasury, the Trust may be required to limit the availability or change the investment policies of one or more Portfolios or to take steps to liquidate one or more Portfolios. The Trust will not change any fundamental investment policy of a Portfolio without a vote of shareholders of that Portfolio.

  Except as otherwise noted herein, if the securities rating of a debt security held by a Portfolio declines below the minimum rating for securities in which the Portfolio may invest, the Portfolio will not be required to dispose of the security, but the Portfolio's Sub-Adviser will consider whether continued investment in the security is consistent with the Portfolio's investment objective.

  In implementing its investment objectives and policies, each Portfolio uses a variety of instruments, strategies and techniques which are described in more detail in the Appendix and the SAI. With respect to each Portfolio's investment policies, use of the term "primarily" means that under normal circumstances, at least 65% of such Portfolio's assets will be invested as indicated. A description of the ratings systems used by the following nationally recognized statistical rating organizations ("NRSROs") is also contained in the SAI: Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc. ("Duff"), Fitch Investors Service, Inc. ("Fitch"), Thomson Bankwatch, Inc., IBCA Limited and IBCA Inc. New instruments, strategies and techniques, however, are evolving continually and the Trust reserves authority to invest in or implement them to the extent consistent with its investment objectives and policies. If new instruments, strategies or techniques would involve a material change to the information contained herein, they will not be purchased or implemented until this Prospectus is appropriately supplemented.

 OTC PORTFOLIO

  The investment objective of the OTC Portfolio is to seek to obtain long-term growth of capital.

INVESTMENT POLICIES AND RISKS--OTC PORTFOLIO

  The Portfolio seeks to achieve its objective by investing at least 65% of its total assets, under normal circumstances, in securities principally traded on the over-the-counter (OTC) securities market. OTC securities tend to be securities of companies which are smaller or newer than those listed on the New York or American Stock Exchanges. Issuers of the securities of companies which are traded on the OTC market include, among others, industrial corporations, financial service institutions, public utilities, and transportation companies. OTC securities include both equity and debt securities (including obligations of the U.S. government). The Portfolio may also invest in securities of companies that are not traded on the OTC securities market that represent opportunities for capital appreciation. The Portfolio will seek to invest in companies that are undervalued relative to present or future earnings, cash flow or book value. While the Portfolio intends to invest primarily in equity securities, the Portfolio may also invest in fixed income securities as described below. Equity securities include: common stocks and preferred stocks; securities such as bonds, warrants or rights that are convertible into stock; and depositary receipts for those securities.

  The Portfolio will not purchase a security, under normal circumstances, if it would result in less than 65% of its total assets being invested in OTC securities (the "65% limitation"). Securities that were principally traded on the OTC securities market when purchased but which have since been listed on the New York or American Stock Exchange or a foreign exchange will be considered to fall within the Portfolio's 65% limitation for 12 months after the date the security was listed on an exchange.

  Debt securities of issuers in which the Portfolio may invest include all types of long- or short-term debt obligations, such as bonds, debentures, notes and commercial paper. Fixed income securities in which the Portfolio may invest include securities in the lower rating categories of recognized rating agencies (and comparable unrated securities). Fixed income securities in which the Portfolio may invest also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind. Such investments involve certain risks. See "Appendix--Lower-Rated Securities" and the SAI for a discussion of the risks involved in investing in lower-rated securities.

  Investing in securities traded on the OTC securities market can involve greater risk than is customarily associated with investing in securities traded on the New York or American Stock Exchanges since OTC securities are generally securities of companies which are smaller or newer than those listed on the New York or American Stock Exchange. For example, these companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater risk of loss than securities of larger capitalization or established companies. Shares of the Portfolio, therefore, are subject to greater fluctuation in value than shares of a conservative equity fund or of a growth fund which invests entirely in proven growth stocks. Therefore, the Portfolio is intended for long-term investors who understand and can accept the risks entailed in seeking long-term growth of capital. The Portfolio is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. Accordingly, an investment in shares of the Portfolio should not be considered a complete investment program. Each prospective purchaser should take into account his investment objectives as well as his other investments when considering the purchase of shares of the Portfolio.

  When the Sub-Adviser believes that investing for temporary defensive purposes is appropriate, such as during periods of unusual market conditions, part or all of the Portfolio's assets may be temporarily invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes, obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities and repurchase agreements.

  The Portfolio may invest 20% or more of its net assets in foreign securities (not including ADRs); however, under normal market conditions, the Portfolio expects to invest less than 35% of its net assets in foreign securities. The Portfolio may invest up to 10% of its net assets in emerging markets or countries with limited or developing capital markets. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing.)

  The Portfolio may invest in ADRs which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Although ADRs are issued by a U.S. depository, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

  The Portfolio may also purchase securities that are not registered under the Securities Act of 1933 ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Trust's Board of Trustees confirms based upon information and recommendations provided by the Sub-Adviser that a specific Rule 144A security is liquid and thus not subject to the Portfolio's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to the Sub-Adviser the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. This investment practice could have the effect of decreasing the level of liquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the investment portfolio.

  The Portfolio is classified as a "non-diversified" investment company. As a result, the Portfolio is limited as to the percentage of its assets which may be invested in the securities of any one issuer only by its own investment restrictions and the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. U.S. Government securities which are generally considered free of credit risk and are assured as to payment of principal and interest if held to maturity are not subject to any investment limitation. Since the Portfolio may invest a relatively high percentage of its assets in a limited number of issuers, the Portfolio may be more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests. For these reasons, an investment in shares of the Portfolio should not be considered to constitute a complete investment program.

  While it is not generally the Portfolio's policy to invest or trade for short-term profits, the Portfolio may dispose of a portfolio security whenever the Sub-Adviser is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when a change in the portfolio is otherwise appropriate. Because the Portfolio is expected to have a portfolio turnover rate of over 100%, transaction costs incurred by the Portfolio and the realized capital gains and losses of the Portfolio may be greater than that of a portfolio with a lesser turnover rate. The portfolio turnover rates of the Portfolio for the periods ended December 31, 1996, 1995 and 1994 are set forth herein under "Financial Highlights." (See also "Portfolio Turnover" in the SAI.)

  ADDITIONAL PORTFOLIO INVESTMENTS AND TRANSACTIONS. The Portfolio may enter into repurchase agreements to earn income on available cash or as a temporary defensive measure. The Portfolio may seek to increase its income by lending portfolio securities. The Portfolio may purchase securities on a "when issued" or on a "forward delivery" basis, which means that the securities will be delivered to the Portfolio at a future date usually beyond customary settlement time.

  The Portfolio may invest in indexed securities whose value is linked to foreign currencies, commodities, indices, or other financial indicators. The Portfolio may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers.

  The Portfolio also may purchase restricted securities, corporate asset-backed securities, options on securities, options on stock indices, options on foreign currencies, futures contracts, options on futures contracts and forward foreign currency exchange contracts.

  All of the Portfolio investments and transactions described in this section are described in greater detail in the Appendix and the SAI.

 RESEARCH PORTFOLIO

  The investment objective of the Research Portfolio is to provide long-term growth of capital and future income.

  The portfolio securities of the Research Portfolio are selected by a committee of investment research analysts. This committee includes investment analysts employed not only by MFS but also by MFS International (U.K.) Limited, a wholly-owned subsidiary of MFS. The Portfolio's assets are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Portfolio's investment objective within their assigned industry responsibility.

INVESTMENT POLICIES AND RISKS--RESEARCH PORTFOLIO

  The Portfolio's policy is to invest a substantial proportion of its assets in the common stocks or securities convertible into common stocks of companies believed to possess better than average prospects for long-term growth. A smaller proportion of the assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities may also offer opportunities for growth of capital as well as income. In the case of both growth stocks and income issues, emphasis is placed on the selection of progressive, well-managed companies. The Portfolio's debt investments, if any, may consist of "investment grade" securities (e.g., rated Baa or better by Moody's or BBB or better by S&P or Fitch), and, with respect to no more than 10% of its net assets, securities in the lower rated categories (e.g., rated Ba or lower by Moody's or BB or lower by S&P or Fitch), or securities which the Sub-Adviser believes to be of similar quality to these lower rated securities (commonly known as "junk bonds"). For a description of bond ratings, see the SAI. It is not the Portfolio's policy to rely exclusively on ratings issued by established credit rating agencies but rather to supplement such ratings with the Sub-Adviser's own independent and ongoing review of credit quality. The Portfolio's achievement of its investment objective may be more dependent on the Sub-Adviser's own credit analysis than in the case of a fund investing in primarily higher quality bonds. From time to time, the Portfolio's management will exercise its judgment with respect to the proportions invested in growth stocks, income-producing securities or cash (including foreign currency) and cash equivalents depending on its view of their relative attractiveness.

  The Portfolio may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. The Portfolio may make loans of its fixed income portfolio securities. (See "Appendix" for a further description of these investments.)

  The Portfolio may invest in ADRs which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Although ADRs are issued by a U.S. depository, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

  The Portfolio may invest up to 20% (and generally expects to invest between 0% and 20%) of its net assets in foreign securities (not including ADRs). The Portfolio may invest in emerging markets or countries with limited or developing capital markets. Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing.)

  As described above, the Portfolio may invest in fixed income (i.e., debt) securities rated Baa by Moody's or BBB by S&P or Fitch and comparable unrated securities. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities. (See "Appendix--Lower-Rated Securities" and the SAI for a discussion of the risks involved in investing in lower-rated securities.)

  The Portfolio may also purchase securities that are not registered under the Securities Act of 1933 ("1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Trust's Board of Trustees confirms based upon information and recommendations provided by the Sub-Adviser that a specific Rule 144A security is liquid and thus not subject to the Portfolio's limitation on investing not more than 10% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and has delegated to the Sub-Adviser the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. This investment practice could have the effect of decreasing the level of liquidity in the Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the investment portfolio. Subject to the Portfolio's 10% limitation on investments in illiquid investments and subject to the diversification requirements of the Internal Revenue Code of 1986, as amended (the "Code"), the Portfolio may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Portfolio might not be able to sell these securities when the Sub-Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

  While it is not generally the Portfolio's policy to invest or trade for short-term profits, the Portfolio may dispose of a portfolio security whenever the Sub-Adviser is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when a change in the portfolio is otherwise appropriate. The portfolio turnover rate of the Portfolio for the periods ended December 31, 1996, 1995 and 1994 are set forth herein under "Financial Highlights." (See "Portfolio Turnover" in the SAI.)

 TOTAL RETURN PORTFOLIO

  The primary investment objective of the Total Return Portfolio is to obtain above-average income (compared to a portfolio entirely invested in equity securities) consistent with the prudent employment of capital. While current income is the primary objective, the Portfolio believes that there should also be a reasonable opportunity for growth of capital and income, since many securities offering a better than average yield may also possess growth potential. Thus, in selecting securities for its portfolio, the Portfolio considers each of these objectives. Under normal market conditions, at least 25% of the Portfolio's assets will be invested in fixed income securities and at least 40% and no more than 75% of the Portfolio's assets will be invested in equity securities.

INVESTMENT POLICIES AND RISKS--TOTAL RETURN PORTFOLIO

  The Portfolio's policy is to invest in a broad list of securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Fixed income securities and equity securities (which include: common stocks and preferred stocks; securities such as bonds, warrants or rights that are convertible into stock; and depository receipts for those securities) may be held by the Portfolio. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Portfolio may vary the percentage of assets invested in any one type of security in accordance with the Sub-Adviser's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values. The Portfolio's debt investments may consist of both "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P, Fitch or Duff & Phelps Credit Rating Co. ("Duff")) and securities that are unrated or are in the lower rating categories (rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff) (commonly known as "junk bonds") including up to 20% of its assets in nonconvertible fixed income securities that are in these lower rating categories and comparable unrated securities. Generally, most of the Portfolio's long-term debt investments will consist of "investment grade" securities. See the SAI for a description of these ratings. It is not the Portfolio's policy to rely exclusively on ratings issued by established credit rating agencies but rather to supplement such ratings with the Sub-Adviser's own independent and ongoing review of credit quality.

  U.S. GOVERNMENT SECURITIES. The Portfolio may also invest in U.S. government securities, including: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance; U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of GNMA; some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association.

  MORTGAGE PASS-THROUGH SECURITIES. The Portfolio may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S.

government (in the case of securities guaranteed by GNMA); or guaranteed by U.S. government-sponsored corporations (such as FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). See the Appendix for a further discussion of these securities.

  ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS. Fixed income securities that the Portfolio may invest in also include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates than debt obligations which make regular payments of interest. The Portfolio will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations.

  AMERICAN DEPOSITARY RECEIPTS. The Portfolio may invest in ADRs which are certificates issued by a U.S. depository (usually a bank), that represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Although ADRs are issued by a U.S. depository, they are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

  The Portfolio may invest up to 20% (and generally expects to invest between 5% and 20%) of its net assets in foreign securities (including investments in emerging markets or countries with limited or developing capital markets) (not including ADRs). Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. (See "Appendix--Foreign Investments" and the SAI for a discussion of the risks involved in foreign investing.)

  In order to protect the value of the Portfolio's investments from interest rate fluctuations, the Portfolio may enter into various hedging transactions, such as interest rate swaps, and the purchase or sale of interest rate caps, floors and collars. (See the SAI for information relating to these transactions including related risks.)

  The Portfolio may also purchase securities that are not registered under the 1933 Act ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Trust's Board of Trustees confirms based upon information and recommendations provided by the Sub-Adviser that a specific Rule 144A security is liquid and thus not subject to the Portfolio's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to the Sub-Adviser the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. This investment practice could have the effect of decreasing the level of liquidity in a Portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in the investment portfolio. Subject to the Portfolio's 15% limitation on investments in illiquid investments and subject to the diversification requirements of the Code, the Portfolio may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, the Portfolio might not be able to sell these securities when the Sub-Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, judgment may at times play a greater role in valuing these securities than in the case of unrestricted securities.

  While it is not generally the Portfolio's policy to invest or trade for short-term profits, the Portfolio may dispose of a portfolio security whenever the Sub-Adviser is of the opinion that such security no longer has an appropriate appreciation potential or when another security appears to offer relatively greater appreciation potential. Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when a change in the portfolio is otherwise appropriate. Because the Portfolio is expected to have a portfolio turnover rate of over 100%, transaction costs incurred by the Portfolio and the realized capital gains and losses of the Portfolio may be greater than that of a portfolio with a lesser turnover rate. The portfolio turnover rates of the Portfolio for the periods ended December 31, 1996, 1995 and 1994 are set forth herein under "Financial Highlights." (See also "Portfolio Turnover" in the SAI.)

  ADDITIONAL PORTFOLIO INVESTMENTS AND TRANSACTIONS. The Portfolio may enter into repurchase agreements to earn income on available cash or as a temporary defensive measure. The Portfolio may seek to increase its income by lending portfolio securities. The Portfolio may purchase securities on a "when issued" or on a "delayed delivery" basis, which means that the securities will be delivered to the Portfolio at a future date usually beyond customary settlement time.

  The Portfolio may invest in indexed securities whose value is linked to foreign currencies, indices, or other financial indicators. The Portfolio may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers. The Portfolio may invest a portion of its assets in loan participations and other direct indebtedness.

  The Portfolio also may purchase restricted securities, corporate asset-backed securities, options on securities, options on stock indices, options on foreign currencies, futures contracts, options on futures contracts and forward foreign currency exchange contracts.

  All of the Portfolio investments and transactions described in this section are described in greater detail in the Appendix and the SAI.

                            MANAGEMENT OF THE TRUST

INVESTMENT ADVISER

  Under an Investment Advisory Agreement dated October 1, 1994, Equitable Investment Services, Inc., 699 Walnut Street, Des Moines, Iowa 50309 (the "Adviser"), manages the business and affairs of the Portfolios and the Trust, subject to the control of the Trustees.

  The Adviser is an Iowa corporation which was incorporated in 1969. The Adviser is engaged in the business of providing investment advice to affiliated insurance companies.

  Under the Investment Advisory Agreement, the Adviser is obligated to formulate a continuing program for the investment of the assets of each Portfolio of the Trust in a manner consistent with each Portfolio's investment objectives, policies and restrictions and to determine from time to time securities to be purchased, sold, retained or lent by the Trust and implement those decisions. The Investment Advisory Agreement also provides that the Adviser shall manage the Trust's business and affairs and shall provide such services required for effective administration of the Trust as are now provided by employees or other agents engaged by the Trust. The Investment Advisory Agreement further provides that the Adviser shall furnish the Trust with office space and necessary personnel, pay ordinary office expenses, pay all executive salaries of the Trust and furnish, without expense to the Trust, the services of such members of its organization as may be duly elected officers or Trustees of the Trust. The Investment Advisory Agreement provides that Adviser may retain sub-advisers, at the Adviser's own cost and expense, for the purpose of making investment recommendations and research information available to the Trust.

  As full compensation for its services under the Investment Advisory Agreement, the Trust pays the Adviser a monthly fee at the following annual rates shown in the table below based on the average daily net assets of each Portfolio.


                                                    ADVISORY FEE
       PORTFOLIO            (ANNUAL RATE BASED ON AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO)
       ------------         -----------------------------------------------------------------
       OTC                  .80% of first $300 million
                            .55% of average net assets over and above $300 million
       Research             .80% of first $300 million
                            .55% of average net assets over and above $300 million
       Total Return         .80% of first $300 million
                            .55% of average net assets over and above $300 million

ADVISORY FEE WAIVER AND EXPENSE CAP

  The Adviser has undertaken to reimburse each Portfolio for all operating expenses, excluding management fees, that exceed .40% of each Portfolio's average daily net assets. This undertaking is subject to termination at any time without notice to shareholders. With respect to the OTC, Research and Total Return Portfolios, the Adviser had agreed to reimburse the Trust for expenses in excess of the voluntary expense limitations. For the year ended December 31, 1996, no reimbursements were due the Portfolios for expenses in excess of the voluntary expense limitations.

EXPENSES OF THE TRUST

  The organizational expenses of the Trust are being amortized on a straight-line basis over a period of five years (beginning with the commencement of operations). If any of the initial shares (purchased by Equitable Life Insurance Company of Iowa through its contribution of the initial "seed money" to the Trust totaling $10,000 per Portfolio) are redeemed during the amortization period by the holder thereof, the redemption proceeds will be reduced by any unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

SUB-ADVISER

  In accordance with each Portfolio's investment objective and policies and under the supervision of Adviser and the Trust's Board of Trustees, the Sub-Adviser is responsible for the day to day investment management of the Portfolio, makes investment decisions for the Portfolio and places orders on behalf of the Portfolio to effect the investment decisions made as provided in a Sub-Advisory Agreement among the Sub-Adviser, the Adviser and the Trust.

  MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 500 Boylston Street, Boston, Massachusetts 02116, is the Sub-Adviser for the OTC Portfolio, the Research Portfolio and the Total Return Portfolio of the Trust.

  MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the United States, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $43.9 billion on behalf of approximately 1.9 million investor accounts as of February 28, 1997. As of such date, the MFS organization managed approximately $28.9 billion of assets in equity securities and $19.9 billion of assets in fixed income securities. Approximately $4.0 billion of assets managed by MFS are invested in securities of foreign issuers and non-U.S. dollar denominated securities of U.S. issuers. MFS is a subsidiary of Sun Life Assurance Company of Canada (U.S.) which in turn is a wholly-owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott, John D. McNeil and Donald R. Stewart. Mr. Brodkin is the Chairman, Mr. Shames is the President and

Mr. Scott is the Secretary and a Senior Executive Vice President of MFS. Messrs. McNeil and Stewart are the Chairman and the President, respectively, of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the U.S. since 1895, establishing a headquarters office in the U.S. in 1973. The executive officers of MFS report to the Chairman of Sun Life.

  Kevin R. Parke is the portfolio manager for the Research Portfolio. Mr. Parke oversees the selection of portfolio securities made by various equity research analysts employed by MFS. Mr. Parke is a Senior Vice President-- Investments of MFS and has been employed as a portfolio manager by MFS since 1985.

  David M. Calabro heads a team of portfolio managers of MFS for the Total Return Portfolio. Mr. Calabro is a Vice President--Investments of MFS and manages the equity portion of the portfolio along with Judith N. Lamb, a Vice President--Investments of MFS, Lisa B. Nurme, a Vice President--Investments of MFS and Maura Shaughnessy, a Vice President--Investments of MFS. Geoffrey L. Kurinsky, a Senior Vice President--Investment manages the fixed income portion of the portfolio and has been employed as a portfolio manager by MFS since 1987. Mr. Calabro has been employed as a portfolio manager by MFS since 1992. Ms. Lamb has been employed as a portfolio manager by MFS since 1992. Ms. Nurme has been employed as a portfolio manager by MFS since 1987. Ms. Shaughnessy has been employed as a portfolio manager by MFS since 1991.

  John W. Ballen and Mark Regan are the portfolio managers for the OTC Portfolio. Mr. Ballen is a Senior Vice President--Investments and the Chief Equity Officer at MFS and has been employed by MFS since 1984. Mr. Regan is a Vice President--Investments at MFS and has been employed as a portfolio manager by MFS since 1989.

  Under the terms of the Sub-Advisory Agreement, the Adviser shall pay to MFS, as full compensation for services rendered under the Sub-Advisory Agreement with respect to the OTC, Research and Total Return Portfolios, the following annual fees:


      OTC Portfolio                 .40% of first $300 million
                                    .25% of average net assets over and above $300 million
      Research Portfolio            .40% of first $300 million
                                    .25% of average net assets over and above $300 million
      Total Return Portfolio        .40% of first $300 million
                                    .25% of average net assets over and above $300 million

                             SALES AND REDEMPTIONS

  The separate accounts of the Life Companies place orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to the Variable Contracts issued by the Life Companies. Orders received by the Trust are effected on days on which the New York Stock Exchange is open for trading, at the net asset value per share next determined after receipt of the order. For orders received before 4:00 p.m. New York time, such purchases and redemptions of shares of each Portfolio are effected at the respective net asset values per share determined as of 4:00 p.m. New York time on that day. See "Net Asset Value," below and "Determination of Net Asset Value" in the Trust's SAI. Payment for redemptions will be made within seven days after receipt of a redemption request in good order. No fee is charged the separate accounts of the Life Companies when they redeem Portfolio shares. The Trust may suspend the sale of shares at any time and may refuse any order to purchase shares.

  The Trust may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than for customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which makes the sale of portfolio securities or the determination of net asset value not reasonably practicable;
(iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Trust; or (iv) at any time when the Trust may, under applicable laws and regulations, suspend payment on the redemption of its shares.

                                NET ASSET VALUE

  Each Portfolio calculates the net asset value of a share by dividing the total value of its assets, less liabilities, by the number of shares outstanding. Shares are valued as of 4:00 p.m. New York time on each day the New York Stock Exchange is open.

  Because foreign securities are quoted in foreign currencies which will be translated into U.S. dollars at the New York cable transfer rates or at such other rates as the Trustees may determine in computing net asset value, fluctuations in the value of such currencies in relation to the U.S. dollar will affect the net asset value of shares of a Portfolio investing in foreign securities even though there has not been any change in the local currency values of such securities.

  Performance information for the Portfolios may also be presented from time to time in advertisements and sales literature. The Portfolios may advertise several types of performance information. These are the "yield," "average annual total return" and "aggregate total return". Each of these figures is based upon historical results and is not necessarily representative of the future performance of any Portfolio.

  The yield of a Portfolio's shares is determined by annualizing net investment income earned per share for a stated period (normally one month or thirty days) and dividing the result by the net asset value per share at the end of the valuation period. The average annual total return and aggregate total return figures measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in, the Portfolio's portfolio for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Portfolio's shares during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Portfolio). Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period in question. For more information regarding the computation of yield, average annual total return and aggregate total return, see "Performance Information" in the SAI.

  Any Portfolio performance information presented will also include performance information for the separate accounts of the Life Companies investing in the Trust which will take into account insurance-related charges and expenses under such insurance policies and contracts.

  Advertisements concerning the Trust may from time to time compare the performance of one or more Portfolios to various indices. Advertisements may also contain the performance rankings assigned certain Portfolios or their advisers by various publications and statistical services, including, for example, SEI, Lipper Analytical Services Mutual Funds Survey, Lipper Variable Insurance Products Performance Analysis Service, Morningstar, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe and Financial Services Week. Any such comparisons or rankings are based on past performance and the statistical computation performed by publications and services, and are not necessarily indications of future performance. Because the Portfolios are managed investment vehicles investing in a wide variety of securities, the securities owned by a Portfolio will not match those making up an index.

                   TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS

  Each Portfolio of the Trust intends to qualify and elect to be treated as a regulated investment company that is taxed under the rules of Subchapter M of the Internal Revenue Code. As such an electing regulated investment company, a Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent such income and gains are distributed to the separate accounts of the Life Company which hold its shares. For further information concerning federal income tax consequences for the holders of the Variable Contracts of the Life Company, investors should consult the prospectus used in connection with the issuance of their Variable Contracts.

  The Portfolios will declare and distribute dividends from net ordinary income at least annually and will distribute its net realized capital gains, if any, at least annually. Distributions of ordinary income and capital gains will be made in shares of such Portfolios unless an election is made on behalf of a separate account to receive distributions in cash. The Life Companies will be informed at least annually about the amount and character of distributions from the Trust for federal income tax purposes.

                            ADDITIONAL INFORMATION

  The Trust was established as a Massachusetts business trust under the laws of Massachusetts by a Declaration of Trust dated May 11, 1994 (the "Declaration of Trust"). Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Declaration of Trust contains an express disclaimer of shareholder liability in connection with Trust property or the acts, obligations, or affairs of the Trust. The Declaration of Trust also provides for indemnification out of a Portfolio's property of any shareholder of that Portfolio held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Portfolio itself would be unable to meet its obligations. A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts.

  The Trust has an unlimited authorized number of shares of beneficial interest. Shares of the Trust are entitled to one vote per share (with proportional voting for fractional shares) and are freely transferable, and, in liquidation of a Portfolio, shareholders of the Portfolio are entitled to receive pro rata the net assets of the Portfolio. Although no Portfolio is required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove Trustees or to take other actions as provided in the Declaration of Trust. Shareholders have no preemptive rights. The Trust's custodian, transfer and dividend-paying agent is State Street Bank and Trust Company.

  To mitigate the possibility that a Portfolio will be adversely affected by personal trading of employees, the Trust, the Adviser and the Sub-Adviser have adopted policies that restrict securities trading in personal accounts of the portfolio managers and others who normally come into possession of information on portfolio transactions. These policies comply, in all material respects, with the recommendations of the Investment Company Institute.

                                    APPENDIX

SECURITIES AND INVESTMENT PRACTICES

  In attempting to achieve its investment objective or policies each Portfolio employs a variety of instruments, strategies and techniques, which are described in greater detail below. Risks and restrictions associated with these practices are also described. Policies and limitations are considered at the time a security or instrument is purchased or a practice initiated. Generally, securities need not be sold if subsequent changes in market value result in applicable limitations not being met.

  A Portfolio might not buy all of these securities or use all of these techniques to the full extent permitted unless the Sub-Adviser, subject to oversight by Adviser, believes that doing so will help the Portfolio achieve its goal. As a shareholder, you will receive Portfolio reports every six months detailing the Trust's holdings and describing recent investment practices.

  The investment guidelines set forth below may be changed at any time without shareholder consent by vote of the Board of Trustees of the Trust. A complete list of investment restrictions that identifies additional restrictions that cannot be changed without the approval of a majority of an affected Portfolio's outstanding shares is contained in the SAI.

AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS

  Certain of the Portfolios may invest in securities of foreign issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs") or other similar securities representing securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities they represent. ADRs are receipts typically issued by a United States bank or trust company evidencing beneficial ownership of the underlying foreign securities. EDRs are receipts issued by a European financial institution evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets, and EDRs, in bearer form, are designed for use in European securities markets.

ASSET-BACKED SECURITIES

  Certain of the Portfolios may purchase asset-backed securities, which represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool of assets similar to one another. Assets generating such payments may include motor vehicle installment purchase obligations, credit card receivables and home equity loans.

BANK OBLIGATIONS

  All of the Portfolios may invest in Bank Obligations, which include certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks or savings and loan institutions which are determined by the Sub-Adviser to present minimal credit risks. Certain of the Portfolios may invest in foreign-currency denominated Bank Obligations, including Euro-currency instruments and securities of U.S. and foreign banks and thrifts.

BORROWING

  Each of the Portfolios may borrow money (up to 33 1/3% of its assets) for temporary or emergency purposes. If a Portfolio borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the Portfolio makes additional investments while borrowings are outstanding, this may be construed as a form of leverage.

  Borrowing, including reverse repurchase agreements and, in certain circumstances, dollar rolls, creates leverage which increases a Portfolio's investment risk. If the income and gains on the securities purchased with the proceeds of borrowings exceed the cost of the arrangements, the Portfolio's earnings or net asset value will increase faster than would be the case otherwise. Conversely, if the income and gains fail to exceed the costs, earnings or net asset value will decline faster than would otherwise be the case.

COMMON STOCK AND OTHER EQUITY SECURITIES

  Common Stocks represent an equity (ownership) interest in a corporation. This ownership interest generally gives a Portfolio the right to vote on measures affecting the company's organization and operations.

  Certain of the Portfolios may also buy securities such as convertible debt, preferred stock, warrants or other securities exchangeable for shares of Common Stock. In selecting equity investments for a Portfolio, the Sub-Adviser will generally invest the Portfolio's assets in industries and companies that it believes are experiencing favorable demand for their products and services and which operate in a favorable competitive and regulatory climate.

CONVERTIBLE SECURITIES

  A convertible security is a security that may be converted either at a stated price or rate within a specified period of time into a specified number of shares of Common Stock. By investing in Convertible Securities, a Portfolio seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the Common Stock into which the securities are convertible, while earning a higher fixed rate of return than is available in Common Stocks.

CURRENCY MANAGEMENT

  A Portfolio's flexibility to participate in higher yielding debt markets outside of the United States may allow the Portfolio to achieve higher yields than those generally obtained by domestic money market funds and short-term bond investments. When a Portfolio invests significantly in securities denominated in foreign currencies, however, movements in foreign currency exchange rates versus the U.S. dollar are likely to impact the Portfolio's share price stability relative to domestic short-term income funds. Fluctuations in foreign currencies can have a positive or negative impact on returns. Normally, to the extent that the Portfolio is invested in foreign securities, a weakening in the U.S. dollar relative to the foreign currencies underlying a Portfolio's investments should help increase the net asset value of the Portfolio. Conversely, a strengthening in the U.S. dollar versus the foreign currencies in which a Portfolio's securities are denominated will generally lower the net asset value of the Portfolio. The Portfolio's Sub-Adviser attempts to minimize exchange rate risk through active portfolio management, including hedging currency exposure through the use of futures, options and forward currency transactions and attempting to identify bond markets with strong or stable currencies. There can be no assurance that such hedging will be successful and such transactions, if unsuccessful, could result in additional losses or expenses to a Portfolio.

DOLLAR ROLL TRANSACTIONS

  Certain Portfolios seeking a high level of current income may enter into dollar rolls or "covered rolls" in which the Portfolio sells securities (usually Mortgage-Backed Securities) and simultaneously contracts to purchase, typically in 30 to 60 days, substantially similar, but not identical securities, on a specified future date. The proceeds of the initial sale of securities in the Dollar Roll Transactions may be used to purchase long-term securities which will be held during the roll period. During the roll period, the Portfolio forgoes principal and interest paid on the securities sold at the beginning of the roll period. The Portfolio is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or cash equivalent securities position that matures on or before the forward settlement date of the dollar roll transaction. As used herein the term "dollar roll" refers to dollar rolls that are not "covered rolls." At the end of the roll commitment period, the Portfolio may or may not take delivery of the securities the Portfolio has contracted to purchase.

  The Portfolio will establish a segregated account with its custodian in which it will maintain cash, U.S. Government Securities or other liquid high-grade debt obligations equal in value at all times to its obligations in respect of dollar rolls, and, accordingly, the Portfolio will not treat such obligations as senior securities for purposes of the 1940 Act. "Covered rolls" are not subject to these segregation requirements. Dollar Roll Transactions may be considered borrowings and are, therefore, subject to the borrowing limitations applicable to the Portfolios.

EQUITY AND DEBT SECURITIES ISSUED OR GUARANTEED BY SUPRANATIONAL ORGANIZATIONS

  Portfolios authorized to invest in securities of foreign issuers may invest assets in equity and debt securities issued or guaranteed by Supranational Organizations, such as obligations issued or guaranteed by the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Coal and Steel Community, European Economic Community, European Investment Bank and the Nordic Investment Bank.

EXCHANGE RATE-RELATED SECURITIES

  Certain of the Portfolios may invest in securities which are indexed to certain specific foreign currency exchange rates. The terms of such security would provide that the principal amount or interest payments are adjusted upwards or downwards (but not below zero) at payment to reflect fluctuations in the exchange rate between two currencies while the obligation is outstanding, depending on the terms of the specific security. A Portfolio will purchase such security with the currency in which it is denominated and will receive interest and principal payments thereon in the currency, but the amount of principal or interest payable by the issuer will vary in proportion to the change (if any) in the exchange rate between the two specific currencies between the date the instrument is issued and the date the principal or interest payment is due. The staff of the SEC is currently considering whether a mutual fund's purchase of this type of security would result in the issuance of a "senior security" within the meaning of the 1940 Act. The Trust believes that such investments do not involve the creation of such a senior security, but nevertheless undertakes, pending the resolution of this issue by the staff, to establish a segregated account with respect to such investments and to maintain in such account cash not available for investment or U.S. Government Securities or other liquid high quality debt securities having a value equal to the aggregate principal amount of outstanding securities of this type.

  Investment in Exchange Rate-Related Securities entails certain risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. In addition, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

FIXED-INCOME SECURITIES

  The market value of fixed-income obligations held by the Portfolios and, consequently, the net asset value per share of the Portfolios can be expected to vary inversely to changes in prevailing interest rates. Investors should also recognize that, in periods of declining interest rates, to the extent the Portfolios are invested in fixed income obligations, the yields of the Portfolios will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Portfolios' yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolios from the continuous sales of their shares will, to the extent that their assets are to be invested in fixed income obligations, likely be invested in instruments producing lower yields than the balance of their assets, thereby reducing current yields. In periods of rising interest rates, the opposite can be expected to occur. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes. In addition, obligations purchased by the Portfolios that are rated in the lower categories are considered to have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. (See "Lower Rated Securities" in this Appendix.)

FOREIGN CURRENCY EXCHANGE TRANSACTIONS

  Certain of the Portfolios may engage in foreign currency exchange transactions. Portfolios that buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Portfolio can either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward contracts to purchase or sell foreign currencies.

  A forward foreign currency exchange contract is an obligation by a Portfolio to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement, and is traded at a net price without a commission. When a Portfolio engages in forward contracts for the sale or purchase of currencies, the Portfolio will either cover its position or establish a segregated account. The Portfolio will consider its position covered if it has securities in the currency subject to the forward contract, or otherwise has the right to obtain that currency at no additional cost. In the alternative, the Trust, on behalf of the Portfolio, will place cash which is not available for investment, liquid, high-grade debt securities or other securities (denominated in the foreign currency subject to the forward contract) in a separate account. The amounts in such separate account will equal the value of the Portfolio's total assets which are committed to the consummation of foreign currency exchange contracts. If the value of the securities placed in the separate account declines, the Trust, on behalf of the Portfolio, will place additional cash or securities in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

  A Portfolio may enter into foreign currency exchange transactions for hedging purposes as well as for non-hedging purposes. Transactions are entered into for hedging purposes in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated portfolio position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. In addition, when the Sub-Adviser believes that the currency of a specific country may deteriorate against another currency, it may enter into a forward contract to sell the less attractive currency and buy the more attractive one. The amount in question could be less than or equal to the value of the Portfolio's securities denominated in the less attractive currency. The Portfolio may also enter into a forward contract to sell a currency which is linked to a currency or currencies in which some or all of the Portfolio's portfolio securities are or could be denominated, and to buy U.S. dollars. These practices are referred to as "cross hedging" and "proxy hedging."

  A Portfolio may enter into foreign currency exchange transactions for other than hedging purposes which presents greater profit potential but also involves increased risk. For example, if the Sub-Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, the Portfolio may purchase or sell such currency, respectively, through a forward foreign currency exchange contract. If the expected changes in the value of the currency occur, the Portfolio will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, the Portfolio may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.

  Forward currency exchange contracts are agreements to exchange one currency for another--for example, to exchange a certain amount of U.S. dollars for a certain amount of Japanese Yen--at a future date and specified price. Typically, the other party to a currency exchange contract will be a commercial bank or other financial institution. Because there is a risk of loss to the Portfolio if the other party does not complete the transaction, the Portfolio's Sub-Adviser will enter into foreign currency exchange contracts only with parties approved by the Trust's Board of Trustees.

  A Portfolio may maintain "short" positions in forward currency exchange transactions in which the Portfolio agrees to exchange currency that it currently does not own for another currency--for example, to exchange an amount of Japanese Yen that it does not own for a certain amount of U.S. dollars--at a future date and specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Portfolio has contracted to receive in the exchange.

  While such actions are intended to protect the Portfolio from adverse currency movements, there is a risk that currency movements involved will not be properly anticipated. Use of this technique may also be limited by management's need to protect the status of the Portfolio as a regulated investment company under the Internal Revenue Code of 1986, as amended. The projection of currency market movements is extremely difficult, and the successful execution of currency strategies is highly uncertain.

FOREIGN INVESTMENTS

  Certain Portfolios may invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities, including those resulting from fluctuations in currency exchange rates, devaluation of currencies, future political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers, and the fact that foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. Moreover, securities of many foreign companies may be less liquid and the prices more volatile than those of securities of comparable domestic companies. With respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Portfolios, including the withholding of dividends.

  Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, and the Portfolios hold various foreign currencies from time to time, the value of the net assets of the Portfolios as measured in U.S. dollars will be affected favorably or unfavorably by changes in exchange rates. The cost of the Portfolio's currency exchange transactions will generally be the difference between the bid and offer spot rate of the currency being purchased or sold. In order to protect against uncertainty in the level of future foreign currency exchange rates, the Portfolios are authorized to enter into certain foreign currency exchange transactions. Investors should be aware that exchange rate movements can be significant and can endure for long periods of time. Extensive research of the economic, political and social factors that influence global markets is conducted by the Sub-Adviser. Particular attention is given to country-specific analysis, reviewing the strength or weakness of a country's overall economy, the government policies influencing business conditions and the outlook for the country's currency. Certain Portfolios are authorized to engage in foreign currency options, futures, options on futures and forward currency contract transactions for hedging and/or other permissible purposes.

  In addition, while the volume of transactions effected on foreign stock exchanges has increased in recent years, in most cases it remains appreciably below that of the NYSE. Accordingly, the Portfolios' foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities of United States companies. Moreover, the settlement periods for foreign securities, which are often longer than those for securities of United States issuers, may affect portfolio liquidity. In buying and selling securities on foreign exchanges, the Portfolio normally pays fixed commissions that are generally higher than the negotiated commissions charged in the United States. In addition, there is generally less governmental supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

  Certain of the Portfolios may invest, as described below, in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with lowto middle-income economies according to the International Bank for Reconstruction and Development (the World Bank); (iii) listed in World Bank publications as developing; or (iv) determined by the Sub-Adviser to be an emerging market as defined above. The Portfolio may invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country; (iii) companies whose principal activities are located in emerging market countries;
(iv) companies traded in any market that derive 50% or more of their total revenue from either goods or services produced in an emerging market or sold in an emerging market; (v) companies that have 50% or more of their assets in an emerging market country; or (vi) the security is issued or guaranteed by the government of an emerging market country or any of its agencies, authorities or instrumentalities.

  The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

FUTURES AND OPTIONS ON FUTURES

  When deemed appropriate by its Sub-Adviser, certain Portfolios may enter into financial or currency futures and related options that are traded on a U.S. exchange or board of trade or, to the extent permitted by applicable law, on exchanges located outside the U.S., for hedging purposes or for non-hedging purposes to the extent permitted by applicable law. A Portfolio may not enter into futures and options contracts for which aggregate initial margin deposits and premiums paid for unexpired futures options entered into for purposes other than "bona fide hedging" positioning as defined in regulations adopted by the Commodity Futures Trading Commission exceed 5% of the fair market value of the Portfolio's net assets, after taking into account unrealized profits and unrealized losses on futures contracts into which it has entered. With respect to each long position in a futures contract or option thereon, the underlying commodity value of such contract will always be covered by cash and cash equivalents set aside plus accrued profits held at the futures commission merchant.

  A financial or currency futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument or currency (e.g., debt security or currency) at a specified price, date, time and place. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. An option on a futures contract generally gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time prior to the expiration date of the option.

  The purpose of entering into a futures contract by a Portfolio is to either enhance return or to protect the Portfolio from fluctuations in the value of its securities caused by anticipated changes in interest rates, currency or market conditions without necessarily buying or selling the securities. The use of futures contracts and options on futures contracts involves several risks. There can be no assurance that there will be a correlation between price movements in the underlying securities, currencies or index, on the one hand, and price movements in the securities which are the subject of the futures contract or option on futures contract, on the other hand. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time. If a Portfolio has hedged against the possibility of an increase in interest rates or bond prices adversely affecting the value of securities held in its portfolio and rates or prices decrease instead, a Portfolio will lose part or all of the benefit of the increased value of securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Portfolio had insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices that reflect the decline in interest rates or bond prices, as the case may be. In addition, the Portfolio would pay commissions and other costs in connection with such investments, which may increase the Portfolio's expenses and reduce its return. While utilization of options, futures contracts and similar instruments may be advantageous to the Portfolio, if the Portfolio's Sub-Adviser is not successful in employing such instruments in managing the Portfolio's investments, the Portfolio's performance will be worse than if the Portfolio did not make such investments.

  Losses incurred in futures contracts and options on futures contracts and the costs of these transactions will adversely affect a Portfolio's performance.

GEOGRAPHICAL AND INDUSTRY CONCENTRATION

  Where a Portfolio invests at least 25% of its assets in Bank Obligations, the Portfolio's investments may be subject to greater risk than a Portfolio that does not concentrate in the banking industry. In particular, Bank Obligations may be subject to the risks associated with interest rate volatility, changes in federal and state laws and regulations governing banking and the inability of borrowers to pay principal and interest when due. In addition, foreign banks present the risks of investing in foreign securities generally and are not subject to reserve requirements and other regulations comparable to those of U.S. Banks.

GOVERNMENT STRIPPED MORTGAGE-BACKED SECURITIES

  Certain Portfolios may invest in Government Stripped Mortgage-Backed Securities issued or guaranteed by the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the Government Stripped Mortgage-Backed Securities represent all or part of the beneficial interest in pools of mortgage loans. The Portfolios will invest in interest-only Government Stripped Mortgage-Backed Securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when the appropriate Sub-Adviser believes that interest rates will remain stable or increase. In periods of rising interest rates, the value of interest-only Government Stripped Mortgage-Backed Securities may be expected to increase because of the diminished expectation that the underlying mortgages will be prepaid. In this situation the expected increase in the value of interest-only Government Stripped Mortgage-Backed Securities may offset all or a portion of any decline in value of the portfolio securities of the Portfolios. Investing in Government Stripped Mortgage-Backed Securities involves the risks normally associated with investing in mortgage-backed securities issued by government or government-related entities. See "Mortgage-Backed Securities" below. In addition, the yields on interest-only and principal-only Government Stripped Mortgage-Backed Securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only Government Stripped Mortgage-Backed Securities and increasing the yield to maturity on principal-only Government Stripped Mortgage-Backed Securities. Conversely, if an increase in the level of prevailing interest rates results in a rate of principal prepayments lower than anticipated, distributions of principal will be deferred, thereby increasing the yield to maturity on interest-only Government Stripped Mortgage-Backed Securities and decreasing the yield to maturity on principal-only Government Stripped Mortgage-Backed Securities. Sufficiently high prepayment rates could result in the Portfolio not fully recovering its initial investment in an interest-only Government Stripped Mortgage-Backed Security. Government Stripped Mortgage-Backed Securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that the Portfolio will be able to effect a trade of a Government Stripped Mortgage-Backed Security at a time when it wishes to do so. The Portfolios will acquire Government Stripped Mortgage-Backed Securities only if a liquid secondary market for the securities exists at the time of acquisition.

INTEREST RATE TRANSACTIONS

  Certain Portfolios may engage in certain Interest Rate Transactions, such as swaps, caps, floors and collars. Interest rate swaps involve the exchange with another party of commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but gives up the benefits of an interest rate decline below the minimum amount. The net amount of the excess, if any, of a Portfolio's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account with the Trust's custodian. If there is a default by the other party to the transaction, the Portfolio will have contractual remedies pursuant to the agreements related to the transactions.

ILLIQUID SECURITIES

  Up to 10% (15% for the OTC Portfolio and Total Return Portfolio) of the net assets of a Portfolio may be invested in securities that are not readily marketable, including, where applicable: (1) Repurchase Agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) to the extent a liquid secondary market does not exist for the instruments, futures contracts and options thereon; (4) certain over-the-counter options, as described in the SAI; (5) certain variable rate demand notes having a demand period of more than seven days; and
(6) securities the disposition of which is restricted under Federal securities laws (excluding Rule 144A Securities, described below). The Portfolios will not include for purposes of the restrictions on illiquid investments, securities sold pursuant to Rule 144A under the Securities Act of 1933, as amended, so long as such securities meet liquidity guidelines established by the Trust's Board of Trustees. Under Rule 144A, securities which would otherwise be restricted may be sold by persons other than issuers or dealers to qualified institutional buyers.

INVESTMENT COMPANIES

  When a Portfolio's Sub-Adviser believes that it would be beneficial for the Portfolio and appropriate under the circumstances, the Sub-Adviser may invest up to 10% of the Portfolio's assets in securities of mutual funds. As a shareholder in any such mutual fund, the Portfolio will bear its ratable share of the mutual fund's expenses, including management fees, and will remain subject to the Portfolio's advisory and administration fees with respect to the assets so invested.

LEASE OBLIGATION BONDS

  Lease Obligation Bonds are mortgages on a facility that is secured by the facility and are paid by a lessee over a long term. The rental stream to service the debt as well as the mortgage are held by a collateral trustee on behalf of the public bondholders. The primary risk of such instrument is the risk of default. Under the lease indenture, the failure to pay rent is an event of default. The remedy to cure default is to rescind the lease and sell the assets. If the lease obligation is not readily marketable or market quotations are not readily available, such lease obligations will be subject to a Portfolio's limit on Illiquid Securities.

LENDING OF SECURITIES

  All of the Portfolios have the ability to lend portfolio securities to brokers and other financial organizations. By lending its securities, a Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government Securities are used as collateral. These loans, if and when made, may not exceed 20% of a Portfolio's total assets taken at value. Loans of portfolio securities by a Portfolio will be collateralized by cash, irrevocable letters of credit or U.S. Government Securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio involved. The Sub-Adviser will monitor on an ongoing basis the credit worthiness of the institutions to which the Portfolio lends securities.

LOWER-RATED SECURITIES

  Certain Portfolios may invest in debt securities rated in the lower NRSRO categories (e.g., BBB- by S&P or Baa3 by Moody's), or of equivalent quality as determined by the Sub-Adviser. Securities rated BB+, Ba1 or lower are commonly referred to as high yield securities or "junk bonds."

  Securities rated below investment grade as well as unrated securities are often considered to be speculative and usually entail greater risk (including the possibility of default or bankruptcy of the issuers). Such securities generally involve greater price volatility and risk of principal and income, and may be less liquid, than securities in higher rated categories. Both price volatility and illiquidity may make it difficult for the Portfolio to value certain of these securities at certain times and these securities may be difficult to sell under certain market conditions. Prices for securities rated below investment grade may be affected by legislative and regulatory developments. (See SAI for additional information pertaining to lower-rated securities including risks.)

MORTGAGE-BACKED SECURITIES

  Certain of the Portfolios may invest in Mortgage-Backed Securities, which represent an interest in a pool of mortgage loans. The primary government issuers or guarantors of Mortgage-Backed Securities are GNMA, FHMA and FHLMC. Mortgage-Backed Securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on Mortgage-Backed Securities may tend to increase due to refinancing of mortgages as interest rates decline. Prompt payment of principal and interest on GNMA mortgage pass-through certificates is backed by the full faith and credit of the U.S. government. FNMA guaranteed mortgage pass-through certificates and FHLMC participation certificates are solely the obligations of those entities but are supported by the discretionary authority of the U.S. Government to purchase the agencies' obligations. Collateralized Mortgage Obligations are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations.

  To the extent that a Portfolio purchases mortgage-related or mortgage-backed securities at a premium, prepayments may result in some loss of the Portfolio's principal investment to the extent of the premium paid. The yield of the Portfolio may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the value of mortgage-related securities, including government and government-related mortgage pools, will generally fluctuate in response to market interest rates.

NEW ISSUERS

  A Portfolio may invest up to 5% (except for the OTC Portfolio which may invest without limitation) of its assets in the securities of issuers which have been in continuous operation for less than three years.

OPTIONS ON SECURITIES

  OPTION PURCHASE. Certain Portfolios may purchase put and call options on portfolio securities in which they may invest that are traded on a U.S. or foreign securities exchange or in the over-the-counter market. A Portfolio may utilize up to 10% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time and may also utilize up to 10% of its assets to purchase call options on securities in which it is authorized to invest. By buying a put, the Portfolios limit their risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by the Portfolio in order to acquire the underlying securities for the Portfolio at a price that avoids any additional cost that would result from a substantial increase in the market value of a security. The Portfolios may also purchase call options to increase their return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to their expirations, put and call options may be sold in closing sale transactions (sales by the Portfolio, prior to the exercise of options that it has purchased, of options of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

  COVERED OPTION WRITING. Certain Portfolios may write put and call options on securities for hedging purposes. The Portfolios realize fees (referred to as "premiums") for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at anytime during the option period.

  Upon the exercise of a put option written by a Portfolio, the Portfolio may suffer a loss equal to the difference between the price at which the Portfolio is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Portfolio, the Portfolio may suffer a loss equal to the excess of the security's market value at the time of the option exercise over the Portfolio's acquisition cost of the security, less the premium received for writing the option.

  Each Portfolio will comply with regulatory requirements of the SEC and the Commodity Futures Trading Commission with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash and/or appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets. As a result, there is a possibility that the segregation of a large percentage of a Portfolio's assets may force the Portfolio to close out futures and options positions and/or liquidate other portfolio securities, any of which may occur at disadvantageous prices, in order for the Portfolio to meet redemption requests or other current obligations.

  The principal reason for writing covered call and put options on a securities portfolio is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the rights to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the call writer retains the risk of a decline in the price of the underlying security. Similarly, the principal reason for writing covered put options is to realize income in the form of premiums. The writer of the covered put option accepts the risk of a decline in the price of the underlying security. The size of the premiums that the Portfolios may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

  The Portfolios may engage in closing purchase transactions to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, the Portfolios would purchase, prior to the holder's exercise of an option that the Portfolio has written, an option of the same series as that on which the Portfolio desires to terminate its obligation. The obligation of the Portfolio under an option that it has written would be terminated by a closing purchase transaction, but the Portfolio would not be deemed to own an option as the result of the transaction. There can be no assurance that the Portfolio will be able to effect closing purchase transactions at a time when it wishes to do so. The ability of the Portfolio to engage in closing transactions with respect to options depends on the existence of a liquid secondary market. While the Portfolio will generally purchase or write options only if there appears to be a liquid secondary market for the options purchased or sold, for some options no such secondary market may exist or the market may cease to exist. To facilitate closing purchase transactions, however, the Portfolio will ordinarily write options only if a secondary market for the options exists on a U.S. securities exchange or in the over-the-counter market.

  Option writing for the Portfolios may be limited by position and exercise limits established by U.S. securities exchanges and the National Association of Securities Dealers, Inc. and by requirements of the Code for qualification as a regulated investment company. In addition to writing covered put and call options to generate current income, the Portfolios may enter into options transactions as hedges to reduce investment risk, generally by making an investment expected to move in the opposite direction of a portfolio position. A hedge is designed to offset a loss on a portfolio position with a gain on the hedge position; at the same time, however, a properly correlated hedge will result in a gain on the portfolio position's being offset by a loss on the hedge position. The Portfolios bear the risk that the prices of the securities being hedged will not move in the same amount as the hedge. A Portfolio will engage in hedging transactions only when deemed advisable by its Sub-Adviser. Successful use by the Portfolio of options will depend on its Sub-Adviser's ability to correctly predict movements in the direction of the stock underlying the option used as a hedge. Losses incurred in hedging transactions and the costs of these transactions will adversely affect the Portfolio's performance.

OPTIONS ON FOREIGN CURRENCIES

  A Portfolio may purchase and write put and call options on foreign currencies for the purpose of hedging against declines in the U.S. dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. dollar cost of such securities to be acquired. Generally, transactions relating to Options on Foreign Currencies occur in the over-the-counter market. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to the Portfolio's position, it may forfeit the entire amount of the premium plus related transaction costs. There is no specific percentage limitation on the Portfolio's investments in Options on Foreign Currencies. See the SAI for further discussion of the use, risks and costs of Options on Foreign Currencies and Over the Counter Options.

OPTIONS ON INDEXES

  A Portfolio may, subject to applicable securities regulations, purchase and write put and call options on stock and fixed-income indexes listed on foreign and domestic stock exchanges. A stock index fluctuates with changes in the market values of the stocks included in the index. An example of a domestic stock index is the Standard and Poor's 500 Stock Index. Examples of foreign stock indexes are the Canadian Market Portfolio Index (Montreal Stock Exchange), The Financial Times--Stock Exchange 100 (London Stock Exchange) and the Toronto Stock Exchange Composite 300 (Toronto Stock Exchange). Examples of fixed-income indexes include the Lehman Government/Corporate Bond Index and the Lehman Treasury Bond Index.

  Options on Indexes are generally similar to options on securities except that the delivery requirements are different. Instead of giving the right to take or make delivery of a security at a specified price, an option on an index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple. The writer of the option is obligated, in return for the premium received, to make a delivery of this amount. The writer may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

  The effectiveness of purchasing or writing options as a hedging technique will depend upon the extent to which price movements in the portion of the securities portfolio of a Portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Portfolio will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Accordingly, successful use of Options on Indexes by a Portfolio will be subject to its Sub-Adviser's ability to predict correctly movements in the direction of the market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

  Options on securities indexes entail risks in addition to the risks of options on securities. Because exchange trading of options on securities indexes is relatively new, the absence of a liquid secondary market to close out an option position is more likely to occur, although a Portfolio generally will only purchase or write such an option if the Sub-Adviser believes the option can be closed out. Because options on securities indexes require settlement in cash, a Portfolio may be forced to liquidate portfolio securities to meet settlement obligations. A Portfolio will engage in stock index options transactions only when determined by its Sub-Adviser to be consistent with its efforts to control risk. There can be no assurance that such judgement will be accurate or that the use of these portfolio strategies will be successful.

OVER-THE-COUNTER OPTIONS

  Certain Portfolios may write or purchase options in privately negotiated domestic or foreign transactions ("OTC Options"), as well as exchange-traded or "listed" options. OTC Options can be closed out only by agreement with the other party to the transaction, and thus any OTC Options purchased by a Portfolio will be considered an Illiquid Security. In addition, certain OTC Options on foreign currencies are traded through financial institutions acting as market-makers in such options and the underlying currencies.

  The staff of the SEC has taken the position that purchased over-the-counter options and assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of a Portfolio's assets (the "SEC illiquidity ceiling"). Except as provided below, the Portfolios intend to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts which such Portfolios have in place with such primary dealers will provide that each Portfolio has the absolute right to repurchase any option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by the Portfolio for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-money. A Portfolio will treat all or a part of the formula price as illiquid for purposes of the SEC illiquidity ceiling. Certain Portfolios may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

  OTC Options entail risks in addition to the risks of exchange-traded options. Exchange-traded options are in effect guaranteed by the Options Clearing Corporation, while a Portfolio relies on the party from whom it purchases an OTC Option to perform if the Portfolio exercises the option. With OTC Options, if the transacting dealer fails to make or take delivery of the securities or amount of foreign currency underlying an option it has written, in accordance with the terms of that option, the Portfolio will lose the premium paid for the option as well as any anticipated benefit of the transaction. Furthermore, OTC Options are less liquid than exchange-traded options.

REPURCHASE AGREEMENTS

  Repurchase Agreements are agreements to purchase underlying debt obligations from financial institutions, such as banks and broker-dealers, subject to the seller's agreement to repurchase the obligations at an established time and price. The collateral for such Repurchase Agreements will be held by the Portfolio's custodian or a duly appointed sub-custodian. The Portfolio will enter into Repurchase Agreements only with banks and broker-dealers that have been determined to be creditworthy by the Trust's Board of Trustees under criteria established in consultation with the Adviser and the Sub-Adviser. The seller under a Repurchase Agreement would be required to maintain the value of the obligations subject to the Repurchase Agreement at not less than the repurchase price. Default by the seller would, however, expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, if bankruptcy proceedings are commenced with respect to the seller of the obligations, the Portfolio may be delayed or limited in its ability to sell the collateral.

REVERSE REPURCHASE AGREEMENTS

  Reverse Repurchase Agreements are the same as repurchase agreements except that, in this instance, the Portfolios would assume the role of seller/borrower in the transaction. The Portfolios will maintain segregated accounts with the Custodian consisting of U.S. Government Securities, cash or money market instruments that at all times are in an amount equal to their obligations under Reverse Repurchase Agreements. Reverse Repurchase Agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price of the securities and, if the proceeds from the reverse repurchase agreement are invested in securities, that the market value of the securities sold may decline below the repurchase price of the securities sold. Each Portfolio's Sub-Adviser, acting under the supervision of the Board of Trustees, reviews on an on-going basis the creditworthiness of the parties with which it enters into Reverse Repurchase Agreements. Under the 1940 Act, Reverse Repurchase Agreements may be considered borrowings by the seller. Whenever borrowings by a fund, including Reverse Repurchase Agreements, exceed 5% of the value of a Portfolio's total assets, the Portfolio will not purchase any securities.

SMALL COMPANIES

  Certain of the Portfolios may invest in small companies, some of which may be unseasoned. While smaller companies generally have potential for rapid growth, investments in such companies often involve higher risks because the companies may lack the management experience, financial resources, product diversification and competitive strengths of larger corporations. Moreover, the markets for the shares of such companies typically are less liquid than those for the shares of larger companies.

STRATEGIC TRANSACTIONS

  Subject to the investment limitations and restrictions for each of the Portfolios as stated elsewhere in the Prospectus and SAI of the Trust, each of the Portfolios may, but is not required to, utilize various investment strategies as described in this Appendix to hedge various market risks, to manage the effective maturity or duration of Fixed-Income Securities, or to seek potentially higher returns. Utilizing these investment strategies, the Portfolio may purchase and sell, to the extent not otherwise limited or restricted for such Portfolio, exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indexes and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various Interest Rate Transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions").

  Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Portfolio's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Portfolio's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Portfolio's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to seek potentially higher returns, although no more than 5% of the Portfolio's assets will be used as the initial margin or purchase price of options for Strategic Transactions entered into for purposes other than "bona fide hedging" positions as defined in the regulations adopted by the Commodity Futures Trading Commission. Any or all of these investment techniques may be used at any time, as use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Portfolio to utilize these Strategic Transactions successfully will depend on the Sub-Adviser's ability to predict, which cannot be assured, pertinent market movements. The Portfolio will comply with applicable regulatory requirements when utilizing Strategic Transactions. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes.

U.S. GOVERNMENT SECURITIES

  U.S. Government Securities include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes and bonds) and obligations directly issued or guaranteed by U.S. Government agencies or instrumentalities. Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Government (such as GNMA certificates), others are backed only by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks) and still others are backed only by the credit of the instrumentality (such as FNMA and FHLMC certificates).

WHEN ISSUED SECURITIES AND DELAYED-DELIVERY TRANSACTIONS

  In order to secure yields or prices deemed advantageous at the time, certain Portfolios may purchase or sell securities on a when-issued or a delayed-delivery basis. The Portfolios will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Portfolios prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. A Portfolio will establish a segregated account with the Custodian consisting of cash, U.S. Government-securities or other high grade debt obligations in an amount equal to the amount of its when-issued and delayed-delivery commitments.

                           SMITH BARNEY SERIES FUND

                        PROSPECTUS DATED APRIL 29, 1997

  Smith Barney Series Fund (the "Fund") is a diversified, open-end management investment company--a mutual fund--with ten portfolios, each with separate goals and investment policies. The Appreciation Portfolio (the "Portfolio") is the only portfolio offered herein.

  THE APPRECIATION PORTFOLIO'S goal is long-term appreciation of capital. This Portfolio invests primarily in equity securities.

  There can be no guarantee that the Portfolio's goal will be achieved because any investment involves risks. Discussions of the investments which the Portfolio will make, and their related risks, are found in the sections of this Prospectus entitled "Investment Goal and Policies of the Portfolio," "Additional Investments" and "Special Considerations" and the Appendix to this Prospectus.

  This Prospectus sets forth certain information that you should know about the Fund and the Portfolio before investing and should be retained for future reference. Additional information about the Fund and the Portfolio has been filed with the Securities and Exchange Commission (the "SEC") in a document entitled "Statement of Additional Information," dated April 29, 1997, as amended or supplemented from time to time, which is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth below or by contacting a Smith Barney Financial Consultant.

  The Fund is responsible only for statements that are included in this Prospectus, the Statement of Additional Information or in authorized sales material. The Statement of Additional Information is incorporated by reference into this Prospectus in its entirety. You cannot buy shares of the Fund directly. You can invest in the Fund by buying separate accounts which fund certain variable annuity and variable life insurance contracts (each referred to herein as a "Contract") offered by designated insurance companies.

  THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS OF THE CONTRACT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                          SMITH BARNEY SERIES FUND
                                          388 GREENWICH STREET
                                          NEW YORK, NEW YORK 10013

Contract Owner Inquiries: (800) 451-2010

                                    CONTENTS

SYNOPSIS....................................................................   1
EXPENSES OF THE PORTFOLIO...................................................   2
INVESTMENT GOAL AND POLICIES OF THE PORTFOLIO...............................   3
ADDITIONAL INVESTMENTS......................................................   3
CERTAIN INVESTMENT GUIDELINES...............................................   4
SPECIAL CONSIDERATIONS AND RISK FACTORS.....................................   4
PORTFOLIO TRANSACTIONS......................................................   5
NET ASSET VALUE.............................................................   5
HOW TO USE THE FUND.........................................................   6
DIVIDENDS AND TAXES.........................................................   7
MANAGEMENT OF THE FUND......................................................   8
PORTFOLIO MANAGEMENT........................................................   8
CUSTODIAN AND TRANSFER AGENT................................................   9
DISTRIBUTOR.................................................................   9
ADDITIONAL INFORMATION......................................................   9
THE PORTFOLIO'S PERFORMANCE.................................................  10
APPENDIX.................................................................... A-1

                                   SYNOPSIS

THE FUND

  The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), which currently offers a selection of ten portfolios. The Appreciation Portfolio (the "Portfolio") is the only portfolio available hereunder. See "Investment Goal and Policies of the Portfolio" and "Additional Information."

MANAGEMENT

  The organizations that perform services for the Portfolio are listed below and are described more fully under "Management of the Fund."

NAME                                                           SERVICE
----                                                           -------
                                                   Investment Adviser and
Smith Barney Mutual Funds Management Inc. ........ Administrator
 ("SBMFM")
Smith Barney Inc. ................................ Distributor
 ("Smith Barney")
PNC Bank, National Association.................... Custodian
 ("PNC")
                                                   Transfer and Dividend Paying
First Data Investor Services Group. Inc. ......... Agent
 (the "Transfer Agent")

  The Portfolio pays SBMFM, its Investment Adviser, a fee at the annual percentage rate of 0.55% of the value of the Portfolio's average net assets. SBMFM, as Administrator of the Portfolio, is paid a fee at the annual percentage of 0.20% of the value of the Portfolio's average net assets. The management fees paid by the Portfolio are higher than those fees paid by most other investment companies, but not necessarily higher than those paid by funds with similar investment objectives and policies. See "Management of the Fund."

BUYING SHARES

  Shares of the Fund are offered only to Contract owners as set forth in the specific Contract. In the future, the Fund may establish additional portfolios which may or may not be available hereunder. See "How to Use the Fund."

REDEEMING SHARES

  Shares may be redeemed as described in the applicable Contract prospectus. See "How to Use the Fund."

SPECIAL CONSIDERATIONS

  Investors in the Fund should be aware of the following general observations. The market value of fixed-income securities, which may constitute a temporary part of the investments of the Portfolio, may vary inversely in response to changes in prevailing interest rates. The non-publicly traded and illiquid securities, which the Portfolio may hold, may have to be sold at lower prices, or may remain unsold, when the Portfolio desires to dispose of them. The foreign securities, including securities of developing countries, in which the Portfolio may invest, may be subject to certain risks in addition to those inherent in U.S. investments. The Portfolio may make certain investments and employ certain investment techniques that involve other risks, including entering into repurchase agreements and lending portfolio securities. These risks are described under "Investment Goal and Policies of the Portfolio," "Special Considerations and Risk Factors" and in the Appendix to this Prospectus.

                           EXPENSES OF THE PORTFOLIO

  The Portfolio will bear its own expenses. Operating expenses for the Portfolio generally will consist of all costs not specifically borne by its Investment Adviser and Administrator or the Fund's distributor, including organizational costs, investment advisory and administration fees, fees for necessary professional and brokerage services, fees for any pricing service, the costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. From time to time, the Investment Adviser and/or Administrator of the Portfolio may waive all or a portion of the fees payable to it by the Portfolio, thereby reducing the expenses of the Portfolio. A detailed description of the expenses involved in investing in a Contract and the Portfolio is included in the Contract prospectus.

FINANCIAL HIGHLIGHTS

  The following information for the fiscal years ended December 31, 1996 and 1995 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report dated December 31, 1996. The information with respect to the four years ended December 31, 1994 has been audited by other auditors whose report thereon appears in the Fund's Annual Report dated December 31, 1994. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period:

APPRECIATION PORTFOLIO      1996     1995     1994      1993     1992    1991(1)
----------------------    --------  -------  -------   -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $  14.39  $ 11.54  $ 11.80   $ 11.13  $ 10.49  $ 10.00
INCOME (LOSS) FROM
 OPERATIONS:
  Net investment
   income...............       .27     0.23     0.20      0.15     0.11     0.01
  Net realized and
   unrealized gains
   (loss) on
   investments..........      2.60     3.04    (0.32)     0.63     0.53     0.48
                          --------  -------  -------   -------  -------  -------
    Total Income (Loss)
     From Operations....      2.87     3.27    (0.12)     0.78     0.64     0.49
                          --------  -------  -------   -------  -------  -------
LESS DISTRIBUTIONS:
  Net Investment
   income...............     (0.25)   (0.21)   (0.14)    (0.11)    0.00*     --
  Net realized gains....     (1.15)   (0.21)     --        --       --       --
                          --------  -------  -------   -------  -------  -------
    Total
     Distributions......     (1.40)   (0.42)   (0.14)    (0.11)     --       --
                          --------  -------  -------   -------  -------  -------
NET ASSET VALUE, END OF
 YEAR...................  $  15.86  $ 14.39  $ 11.54   $ 11.80  $ 11.13  $ 10.49
                          --------  -------  -------   -------  -------  -------
TOTAL RETURN............     19.77%   28.84%   (1.12)%    7.03%    6.13%    4.90%++
                          --------  -------  -------   -------  -------  -------
NET ASSETS, END OF YEAR
 (000'S)................  $101,232  $94,492  $80,823   $77,843  $53,450  $11,436
                          --------  -------  -------   -------  -------  -------
RATIOS TO AVERAGE NET
 ASSETS:
  Expenses..............      0.85%    0.97%    0.88%     1.01%    1.00%    0.94%+
  Net investment
   income...............      1.59     1.65     1.75      1.35     1.61     3.00+
                          --------  -------  -------   -------  -------  -------
Portfolio Turnover
 Rate...................        39%      43%      61%       33%      14%     --
                          --------  -------  -------   -------  -------  -------
Average Commissions Paid
 on Equity Security
 Transactions(2)........  $   0.06  $  0.06      --        --       --       --
                          --------  -------  -------   -------  -------  -------

(1) For the period from October 16, 1991 (commencement of operations) to December 31, 1991.

(2) As of September 1995 the SEC instituted new guidelines requiring disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.
*   Amount represents less than $0.01.

                 INVESTMENT GOAL AND POLICIES OF THE PORTFOLIO

  Set forth below is a description of the investment goal and policies of the Portfolio. The investment goal of the Portfolio may not be changed without the approval of the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding shares of the Portfolio. There can, of course, be no guarantee that the Portfolio will achieve its investment goal. Additional information about investment strategies that the Portfolio may employ and investment policies mentioned below appears in the Appendix to this Prospectus and in the Statement of Additional Information. A description of the corporate bond and commercial paper rating systems of Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") and other nationally recognized statistical rating organizations ("NRSROs") is also contained in the Statement of Additional Information.

  GOAL--The Portfolio's goal is long-term appreciation of capital.

  INVESTMENT POLICIES--The Portfolio will attempt to achieve its goal by investing primarily in equity and equity-related securities that are believed to afford attractive opportunities for appreciation. For example, the Portfolio may invest in the securities of companies whose earnings are expected to increase, companies whose securities prices are lower than are believed justified in relation to their underlying assets or earning power or companies in which changes are anticipated that would result in improved operations or profitability. The Portfolio's investments will be broadly diversified among different industries. In analyzing securities for investment, SBMFM will consider many different factors, including past growth records, management capability, future earnings prospects and technological innovation, as well as general market and economic factors that can influence the price of securities.

  Under normal market conditions, substantially all--but not less than 65%--of the Portfolio's assets will consist of common stocks, but the Portfolio also may hold securities convertible into common stocks and warrants. When SBMFM believes that a conservative or defensive investment posture is warranted or when opportunities for capital appreciation do not appear attractive, the Portfolio may invest temporarily in debt obligations, preferred securities or short-term money market instruments. The Portfolio may, from time to time, lend its portfolio securities and invest in securities of non-U.S. issuers in the form of depository receipts representing interests in the common stocks of foreign issuers.

                            ADDITIONAL INVESTMENTS

MONEY MARKET INSTRUMENTS

  The Portfolio may, as a cash management tool, hold up to 20% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation. Short-term instruments in which the Portfolio may invest include: U.S. government securities: obligations of banks having at least $1 billion in assets (including certificates of deposit, time deposits and bankers' acceptances of U.S. or foreign banks, U.S. savings and loan associations and similar institutions); commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another NRSRO or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the two highest rating categories; and repurchase agreements with respect to any of the foregoing entered into with banks and non-bank dealers approved by the Fund's Board of Trustees.

  Currently, there are six NRSROs: S&P, Moody's, Fitch Investors Services, Inc., Duff and Phelps Credit Rating Co., IBCA Limited and its affiliate, IBCA, Inc. and Thomson Bankwatch. A discussion of the ratings categories of the NRSROs is contained in the Appendix to the Statement of Additional Information.

U.S. GOVERNMENT SECURITIES

  The U.S. government securities in which the Portfolio may invest include: direct obligations of the United States Treasury (such as Treasury Bills, Treasury Notes and Treasury Bonds), and obligations issued by U.S.

government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as certificates issued by GNMA); securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and securities that are supported only by the credit of the instrumentality (such as bonds issued by FNMA and FHLMC). Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.

  The Portfolio may invest up to 5% of its net assets in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the securityholder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the securityholder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed in either of the aforementioned forms or a combination of those forms.

  Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by the Portfolio over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the United States or foreign governments or intervention by central banks also could affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for particular Exchange Rate-Related Securities due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

                         CERTAIN INVESTMENT GUIDELINES

  Up to 10% of the total assets of the Portfolio may be invested in securities with contractual or other restrictions on resale and other instruments that are not readily marketable, including repurchase agreements with maturities greater than seven days and time deposits maturing in more than seven calendar days. The Portfolio may borrow from banks for temporary or emergency purposes, but not for leverage, in an amount up to 30% of its assets, and may pledge its assets to the same extent in connection with such borrowings. Whenever borrowings from banks exceed 5% of the value of the assets of the Portfolio, the Portfolio will not make any additional investments. Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board of Trustees of the Fund. A complete list of investment restrictions that identifies additional restrictions that cannot be changed without the approval of a majority of the Portfolio's outstanding shares is contained in the Statement of Additional Information.

                    SPECIAL CONSIDERATIONS AND RISK FACTORS

  This section describes certain investments of the Portfolio and related risks. Further information concerning investments of the Portfolio and related risks may be found in the Appendix to this Prospectus and in the Statement of Additional Information.

FIXED-INCOME SECURITIES

  The market value of fixed-income obligations of the Portfolio will be affected by general changes in interest rates, which will result in increases or decreases in the value of fixed-income obligations held by the Portfolio. The market value of the Portfolio's fixed-income obligations can be expected to vary inversely in relation to changes in prevailing interest rates. In addition, fixed-income securities in which the Portfolio may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity and safety and longer maturities.

NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

  The Portfolio may purchase securities that are not publicly traded. The sale of securities that are not publicly traded is typically restricted under federal securities laws. As a result, the Portfolio may be forced to sell these securities at less than fair market value or may not be able to sell them when its Investment Adviser believes it desirable to do so. The Portfolio's investments in illiquid securities are subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

FOREIGN SECURITIES

  The Portfolio may invest in obligations of companies and governments of foreign nations, which involve certain risks in addition to the usual risks inherent in U.S. investments. These risks include those resulting from revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards or of other regulatory practices and requirements comparable to those applicable to U.S. companies. The performance of the Portfolio investing in foreign securities may be adversely affected by fluctuations in value of one or more foreign currencies relative to the U.S. dollar. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Portfolio, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that could reduce the return on such securities. Changes in foreign currency exchange rates may affect the value of portfolio securities and the appreciation or depreciation of investments. Investment in foreign securities also may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, and the expense of maintaining securities with foreign custodians.

                            PORTFOLIO TRANSACTIONS

  All orders for transactions in securities on behalf of the Portfolio will be placed by its Investment Adviser with broker-dealers that the Adviser selects, including Smith Barney and other affiliated brokers. The Portfolio may utilize Smith Barney or a Smith Barney-affiliated broker in connection with a purchase or sale of securities when the Portfolio's Investment Adviser believes that the broker's charge for the transaction does not exceed usual and customary levels.

                                NET ASSET VALUE

  The value of an individual share of the Portfolio is the net asset value of that share. The net asset value per share of the Portfolio will be calculated separately on each day, Monday through Friday, except on days when the New York Stock Exchange, Inc. (the "NYSE") is closed. The NYSE is currently scheduled to be closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share of the Portfolio is determined as of the close of regular trading on the NYSE (currently 4:00 p.m., New York time).

  Net asset value per share is computed by dividing the value of the Portfolio's net assets by the total number of its shares outstanding. Generally, the Portfolio's investments are valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Fund's Board of Trustees. A security that is primarily traded on a U.S. or foreign exchange (including securities traded through the National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Fund's Board of Trustees or its delegates. Over-the-counter securities that are not traded through the National Market System and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market are valued on the basis of the mean between the bid and asked prices at the close of business on each day. Investments in U.S. government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term investments that mature in 60 days or less are valued at amortized cost when the Fund's Board of Trustees determines that this constitutes fair value. Further information regarding the Fund's valuation policies is contained in the Statement of Additional Information.

                              HOW TO USE THE FUND


INVESTING IN THE FUND

  Shares of the Fund are currently offered exclusively to Contract owners. To find out which insurance companies offer Contracts that are eligible to invest in the Fund, call the Fund at (800) 451-2010. For further information, see the description provided in the Contract prospectus.

SALES CHARGES AND SURRENDER CHARGES

  The Fund does not assess any sales charge, either when it sells or when it redeems shares of the Portfolio. However, surrender charges that may be assessed under the Contract are described in the Contract prospectus. Mortality and expense risk fees and other charges are also described in the Contract prospectus.

REDEEMING AND EXCHANGING SHARES

  The Fund will redeem shares in response to full or partial surrenders of a Contract. Generally, payment upon redemption will be made within three business days after receiving a valid redemption request (unless redemption is suspended or payment is delayed as permitted in accordance with SEC regulations). The Fund will use the net asset value at the close of trading on the NYSE on the day the notice of surrender or transfer is received. If the request is received after the close of trading on the NYSE, the shares will be redeemed at the net asset value at the close of the next business day. The value of any redeemed shares may be more or less than their original purchase price.

  A detailed description of how to surrender the Contract is included in the Contract prospectus.

                              DIVIDENDS AND TAXES

DIVIDENDS

  NET INVESTMENT INCOME. Dividends and distributions will be automatically reinvested, without a sales charge, in the shareholder's account at net asset value in additional shares of the Portfolio, unless the shareholder instructs the Portfolio to pay all dividends and distributions in cash. Net investment income, including dividends on stocks and interest on bonds or other securities the Fund holds, is distributed to the shareholders of the Portfolio annually.

  CAPITAL GAINS. Distributions of any net realized capital gains of the Portfolio will be paid annually shortly after the close of the fiscal year in which they are earned.

TAXES

  In the opinion of counsel to the Fund, the Portfolio will be treated as a separate taxpayer with the result that, for federal income tax purposes, the amounts of investment income and capital gains earned will be determined on a portfolio (rather than on a Fund-wide) basis.

  The Fund intends that the Portfolio will separately meet the requirements for qualification each year as a "regulated investment company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify as a regulated investment company, the Portfolio must meet certain income and diversification tests, including the requirement that it derive less than 30% of its gross income in each taxable year from the sale or other disposition of (a) stock or securities held for less than three months;
(b) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) held for less than three months and
(c) foreign currencies (or options, futures or forward contracts on such foreign currencies) held for less than three months but only if such currencies (or options, futures or forward contracts) are not directly related to the Portfolio's principal business of investing in stock or securities (or options or futures with respect to stock or securities). As a regulated investment company and provided certain distribution requirements are met, the Portfolio will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders.

  Dividends paid by the Portfolio from taxable investment income and distributions of short-term capital gains will be treated as ordinary income in the hands of the shareholders for federal income tax purposes, whether received in cash or reinvested in additional shares. Distributions of net long-term capital gains will be treated as long-term capital gains in the hands of the shareholders, if certain notice and designation requirements are satisfied, whether paid in cash or reinvested in additional shares, regardless of the length of time the investor has held shares of the Portfolio. The Fund has been informed that the separate accounts represented by the Contracts should, for federal income tax purposes, be considered the shareholders of the Portfolio.

  To comply with regulations under Section 817(h) of the Code, the Portfolio will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h) of the Code, obligations of the United States Treasury and each U.S. government agency or instrumentality are treated as securities of separate issuers.

  The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a variable contract owner's control of the investments of a separate account may cause the variable contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the variable contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the variable contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if at all, these pronouncements may be issued.

  In the event that rules or regulations are adopted, there can be no assurance that the Portfolio will be able to operate as currently described in this Prospectus, or that the Fund will not have to change the investment goal or investment policies of the Portfolio. While the Portfolio's investment goal is fundamental and may be changed only by a vote of a majority of the Portfolio's outstanding shares, the Fund's Board of Trustees reserves the right to modify the investment policies of the Portfolio as necessary to prevent any such prospective rules and regulations from causing a Contract owner to be considered the owner of the shares of the Portfolio.

  Reference is made to the Contract prospectus for information regarding the federal income tax treatment of distribution.

                            MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

  Overall responsibility for management and supervision of the Fund and the Portfolio rests with the Fund's Board of Trustees. The Trustees approve all significant agreements between the Fund and the persons or companies that furnish services to the Fund and the Portfolio, including agreements with the Investment Adviser and Administrator of the Portfolio and with the Fund's custodian, transfer agent and distributor. The day-to-day operations of the Portfolio are delegated to the Investment Adviser and Administrator of the Portfolio. The identities and backgrounds of the Trustees and officers of the Fund, together with certain additional information about them, are contained in the Statement of Additional Information. The Fund requires no employees other than its executive officers, none of whom devotes full time to the affairs of the Fund.

INVESTMENT ADVISER AND ADMINISTRATOR

  The assets of each Portfolio of the Fund are managed separately. Subject to the supervision and direction of the Fund's Board of Trustees, the Investment Adviser of the Portfolio manages the Portfolio in accordance with its goal and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities on behalf of the Portfolio and employs professional portfolio managers and securities analysts who provide research services to the Portfolio.

  SBMFM, located at 388 Greenwich Street, New York, New York 10013, provides investment advisory and management services to investment companies affiliated with Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged through its subsidiary principally in four business segments: Investment Services. Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. SBMFM renders investment advice to investment companies that had aggregate assets under management as of March 1, 1997, in excess of $80 billion.

                             PORTFOLIO MANAGEMENT

  Harry D. Cohen is a Vice President and Investment Officer of the Fund and a Managing Director of Smith Barney. Prior to July 1993, Mr. Cohen served as Executive Vice President of Shearson Lehman Brothers Inc.

  The Fund's management discussion and analysis, and additional performance information regarding the portfolios of the Fund during the fiscal year ended December 31, 1996, is included in the Annual Report, dated December 31, 1996. A copy of the Annual Report may be obtained upon request without charge from a Smith Barney Financial Consultant or by writing or calling of the Fund at the address or phone number listed on the cover page of this Prospectus.

                         CUSTODIAN AND TRANSFER AGENT

  PNC, located at 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103, acts as custodian of the Portfolio's investment generally.

  The Transfer Agent, FIRST DATA INVESTOR SERVES GROUP, INC., is located at Exchange Place, Boston, Massachusetts 02109.

                                  DISTRIBUTOR

  SMITH BARNEY, a subsidiary of Holdings, located at 388 Greenwich Street, New York, New York 10013, serves as distributor of the Fund's shares, for which it receives no separate fee from the Fund. Insurance companies offering the Contracts pay Smith Barney for the services it provides and the expenses it bears in distributing the Contracts, including payment of commissions for sales. Insurance companies offering the Contracts will bear certain additional costs in connection with the offering of the Fund's shares, including the costs of printing and distributing prospectuses, statements of additional information and sales literature.

                            ADDITIONAL INFORMATION

FORMATION

  The Fund was organized on May 13, 1991, under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." The Fund registered with the SEC as a diversified, open-end management investment company, as defined in the 1940 Act. The Fund commenced operations on October 16, 1991, under the name Shearson Series Fund. On July 30, 1993 and October 14, 1994, the Fund changed its name to Smith Barney Shearson Series Fund and Smith Barney Series Fund, respectively.

SHARES OF BENEFICIAL INTEREST

  The Fund offers shares of beneficial interest of separate series with a par value of $0.001 per share. Shares of ten series have been authorized, which represent the interests in ten portfolios. When matters are submitted for shareholder vote, shareholders of each portfolio will have one vote for each full share owned and proportionate, fractional votes for fractional shares held.

  For a discussion of the rights of Contract owners concerning the voting of shares, please refer to the Contract prospectus.

  Generally, shares of the Fund vote by individual portfolio on all matters except (a) matters affecting only the interests of more than one of the portfolios, in which case shares of the affected portfolios would be entitled to vote, or (b) when the 1940 Act requires that shares of the portfolios be voted in the aggregate. All shares of the Fund vote together as one series for the election of Trustees. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from the office upon the vote of shareholders holding at least two-thirds of the Fund's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Fund's outstanding shares. In addition, shareholders who meet certain criteria will be assisted by the Fund in communicating with other shareholders in seeking the holding of such a meeting.

  The Fund sends each owner of a Contract a semi-annual report and an annual report, each of which includes a list of the investment securities held by the Portfolio at the end of the period covered. Contract owners may make inquiries regarding the Fund and the Portfolio, including the current performance of the Portfolio, from a Smith Barney Financial Consultant.

                          THE PORTFOLIO'S PERFORMANCE

TOTAL RETURN

  From time to time, the Portfolio may advertise its "average annual total return" over various periods of time. Such total return figure shows average percentage change in value of an investment in the Portfolio from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Portfolio's shares and assume that any income dividends and/or capital gains distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Figures will be given for recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Portfolio's operations, or on a year-by-year basis). When considering average annual total figures for periods longer than one year, it is important to note that the Portfolio's annual total return for any one year in the period might have been greater than the average for the entire period. A Portfolio also may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Portfolio for the specific period (again reflecting changes in the Portfolio's share prices and assuming reinvestment of dividends and distributions). Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return (i.e., change in value of initial investment, income dividends and capital gains distributions).

  It is important to note that total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine the Portfolio's total return. Shareholders may make inquiries regarding the Portfolio, including total return figures, of a Smith Barney Financial Consultant.

  In reports or other communications to shareholders or in advertising material, the Portfolio may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities, such as the S&P 500, the Consumer Price Index, Dow Jones Industrial Average or NASDAQ, or with investment or savings vehicles. The performance information also may include evaluations of the Portfolio published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, Morningstar Mutual Fund Values, Mutual Fund Forecaster, The New York Times, Stranger's Investment Advisor, USA Today, U.S. News & World Report and The Wall Street Journal. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Any such advertisement also would include the standard performance information required by the SEC as described above. For these purposes, the performance of the Portfolio, as well as the performance of other mutual funds or indices, does not reflect sales charges, the inclusion of which would reduce the Portfolio's performance.

  The Portfolio may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by the standard performance information required by the SEC as described above.

                                   APPENDIX

CERTAIN INVESTMENT STRATEGIES

  In attempting to achieve its investment goal, the Portfolio may employ, among others, one or more of the strategies set forth below. More detailed information concerning these strategies and their related risks is contained in the Statement of Additional Information.

  In the future, the Fund may desire to employ additional investment strategies, including such hedging strategies as entering into futures contracts and related options. The Fund will do so only upon 60 days' notice to shareholders of the Portfolio and in conformity with its investment restrictions.

  REPURCHASE AGREEMENTS. The Portfolio may engage in repurchase agreement transactions on portfolio securities, in each case with banks which are the issuers of instruments acceptable for purchase by the Portfolio and with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the Portfolio would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will be monitored by the Portfolio's investment adviser to ensure that it at least equals at all times the total amount of the repurchase obligation, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert these rights. The Portfolio's investment adviser, acting under the supervision of the Fund's Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements to evaluate potential risks. A repurchase agreement is considered to be a loan collateralized by the underlying securities under the 1940 Act.

  LENDING OF SECURITIES. The Portfolio may lend its portfolio securities to brokers, dealers and other financial organizations. By lending its securities, the Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Loans of portfolio securities, if and when made, by the Portfolio may not exceed 33 1/3% of the Portfolio's total assets, taken at value. Loans of the Portfolio's securities will be collateralized by cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, THE STATEMENT OF ADDITIONAL INFORMATION OR THE FUND'S OFFICIAL SALES LITERATURE IN CONNECTION WITH THE OFFERING OF THE FUND'S SHARES, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE IN WHICH, OR TO ANY PERSON TO WHOM, THE OFFER MAY NOT LAWFULLY BE MADE.

                  GOLDEN AMERICAN LIFE INSURANCE COMPANY
     Golden American Life Insurance Company is a stock company domiciled in
                              Wilmington, Delaware

                       STATEMENT OF ADDITIONAL INFORMATION
                                GRANITE PRIMELITE


                       DEFERRED VARIABLE ANNUITY CONTRACT

                                    ISSUED BY
                               SEPARATE ACCOUNT B
                                  ("Account B")
                               (or the "Account")

                                       OF
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY




THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THE INFORMATION CONTAINED HEREIN SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE GOLDEN AMERICAN LIFE INSURANCE COMPANY DEFERRED VARIABLE ANNUITY CONTRACT WHICH IS REFERRED TO HEREIN.

     THE PROSPECTUS SETS FORTH INFORMATION THAT A PROSPECTIVE INVESTOR OUGHT TO KNOW BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS, SEND A WRITTEN REQUEST TO GOLDEN AMERICAN LIFE INSURANCE COMPANY, CUSTOMER SERVICE CENTER, P.O. BOX 8794, WILMINGTON, DE 19899-8794 OR TELEPHONE 1-800-366-0066.

                             DATE OF PROSPECTUS AND
                      STATEMENT OF ADDITIONAL INFORMATION:

                                  May 1, 1997

TABLE OF CONTENTS

ITEM                                                                     PAGE

Introduction . . . . . . . . . . . . . . . . . . . . . . . . . . .         1
Description of Golden American Life Insurance Company. . . . . . .         1
Safekeeping of Assets. . . . . . . . . . . . . . . . . . . . . . .         1
The Administrator. . . . . . . . . . . . . . . . . . . . . . . . .         1
Independent Auditors . . . . . . . . . . . . . . . . . . . . . . .         2
Distribution of Contracts. . . . . . . . . . . . . . . . . . . . .         2
Performance Information. . . . . . . . . . . . . . . . . . . . . .         2
IRA Partial Withdrawal Option. . . . . . . . . . . . . . . . . . .         9
Other Information. . . . . . . . . . . . . . . . . . . . . . . . .         9
Financial Statements of Separate Account B . . . . . . . . . . . .        10
Financial Statements of The Managed Global Account of Separate
Account D. . . . . . . . . . . . . . . . . . . . . . . . . . . . .        10
Financial Statements of Golden American Life Insurance Company . .        10
Appendix - Description of Bond Ratings . . . . . . . . . . . . . .       A-1

INTRODUCTION

     This Statement of Additional Information provides background information regarding Account B.


              DESCRIPTION OF GOLDEN AMERICAN LIFE INSURANCE COMPANY

Golden American Life Insurance Company ("Golden American") is a stock life insurance company organized under the laws of the State of Delaware. Prior to December 30, 1993, Golden American was a Minnesota corporation. From January 2, 1973 through December 31, 1987, the name of the company was St. Paul Life Insurance Company. On December 31, 1987, after all of St. Paul Life Insurance Company's business was sold, the name was changed to Golden American. On March 7, 1988, all of the stock of Golden American was acquired by The Golden Financial Group, Inc. ("GFG"), a financial services holding company. On October 19, 1990, GFG merged with and into MBL
Variable, Inc. ("MBLV"), a wholly owned direct subsidiary of The Mutual Benefit Life Insurance Company ("MBL"). On January 1, 1991, MBLV became a wholly owned indirect subsidiary of MBL and Golden American became a wholly owned direct subsidiary of MBL. Golden American's name had been changed to MB Variable Life Insurance Company in the state of Minnesota but subsequently has been changed back to Golden American. In a transaction that closed on September 30, 1992, Golden American was acquired by a subsidiary of Bankers Trust Company ("Bankers Trust"). On August 13, 1996, Equitable of Iowa Companies acquired all of the interest in Golden American and Directed Services, Inc. As of December 31, 1996, Golden American had approximately $140.5 million in stockholders' equity and approximately $1.7 billion in total assets, including approximately $1.2 billion of separate account assets. Golden American is authorized to do business in all jurisdictions except New York. Golden American offers variable annuities and variable life insurance. Golden American has formed a subsidiary, First Golden American Life Insurance Company of New York ("First Golden"), who will write variable life and annuity business in the state of New
York. The initial capitalization of First Golden was $25 million.

                              SAFEKEEPING OF ASSETS

Golden American acts as its own custodian for Account B.

                                THE ADMINISTRATOR

Effective January 1, 1994, Bankers Trust (Delaware), a subsidiary of Bankers Trust New York Corporation, and Golden American became parties to a service agreement pursuant to which Bankers Trust (Delaware) agreed to provide certain accounting, actuarial, tax, underwriting, sales, management and other services to Golden

American.  Expenses
incurred by Bankers Trust (Delaware)in relation to this service agreement were reimbursed by Golden American on an allocated cost basis. Charges billed to Golden American by Bankers Trust (Delaware) pursuant to the service agreement in 1996, 1995 and 1994 were $464,734, $749,741 and
$816,264, respectively.

Prior to 1994, Golden American had arranged with BT Variable, Inc. ("BT Variable"), an affiliate, to perform services related to the development and administration of its products. For the year 1993 and the period from September 30, 1992 to December 31, 1992, fees earned by BT Variable from Golden American for these services aggregated $2,701,000 and $209,000, respectively. The agreement was terminated as of January 1, 1994.

In addition, BT Variable provided to Golden American certain of its personnel to perform management, administrative and clerical services and the use of certain of its facilities. BT Variable charged Golden American for such expenses and all other general and administrative costs, first on the basis of direct charges when identifiable, and second allocated based on the estimated amount of time spent by BT Variable's employees on behalf of Golden American. For the year 1993 and the period from September 30, 1992 to December 31, 1992, BT Variable allocated to Golden American $1,503,000 and $450,000, respectively. The agreement was terminated on January 1, 1994.

                              INDEPENDENT AUDITORS

Ernst & Young LLP, 801 Grand Avenue, Des Moines, Iowa 50309, independent auditors, will perform annual audits of Golden American and the Account.

                            DISTRIBUTION OF CONTRACTS

Prior to 1994, Golden American had entered into agreements with DSI to perform services related to the management of its investments and the distribution of its products. For the year 1993, Golden American incurred $311,000 for such services. The agreement was terminated as of January 1, 1994.

DSI acts as the principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) of the variable insurance products issued by Golden American which, as of December 31, 1994, are sold primarily through two broker/dealer institutions. For the years ended 1996, 1995 and 1992, commissions paid by Golden American to DSI aggregated $27,065,000, $8,440,000 and $17,569,000, respectively.

Golden American provided to DSI certain of its personnel to perform management, administrative and clerical services and the use of certain facilities. Golden American charged DSI for such expenses and all other general and administrative costs, first on the basis of direct charges when identifiable, and the remainderallocated based on the estimated amount of time spent by Golden American's employees on behalf of DSI. In the opinion of management, this method of cost allocation is reasonable. For the years ended December 31, 1994 and 1993, expenses allocated to DSI were $1,983,000 and $2,013,000, respectively. In 1995, the service agreement between DSI and Golden American was amended to provide for a management fee from DSI to Golden American for managerial and supervisory services provided by Golden American. This fee, calculated as a percentage of average assets in the variable separate accounts, was $2,267,000 and $987,000 for 1996 and 1995, respectively.


                             PERFORMANCE INFORMATION

Performance information for the divisions of Account B, including the yield and effective yield of the Smith Barney Money Market Division, the yield of the remaining divisions, and the total return of all divisions, may appear in reports or promotional literature to current or prospective owners. Negative values are denoted by minus signs ("-"). Performance information for measures other than total return do not reflect sales load which can be a maximum level of 6.5% of premium, and any applicable premium tax that can range from 0% to 3.5%. As described in the prospectus, two death benefit options are available. The following performance values reflect the election at issue of the Annual Rachet Enhanced Death Benefit Option providing values reflecting the highest aggregate contract charges. If one of the other death benefit options had been elected, the historical performance values would be higher than those represented in the examples.

SEC STANDARD MONEY MARKET DIVISION YIELDS
Current yield for the Smith Barney Money Market Division will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a pro-rata share of division expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

            EFFECTIVE YIELD = [(BASE PERIOD RETURN) +1) ^ (365/7)] - 1

There is no current yield and effective yield provided because as of the date of the Prospectus the Smith Barney Money Market Division had not accepted any assets under the terms of the Prospectus.

SEC STANDARD 30-DAY YIELD FOR NON-MONEY MARKET DIVISIONS

Quotations of yield for the remaining divisions will be based on all investment income per Unit (accumulation value divided by the index of investment experience) earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the valueof an accumulation unit on the last day of the period, according to the following formula:

                        YIELD = 2 [ ( a - b  +1)^(6) - 1]
                                      -----
                                       cd

          Where:
               [a] equals the net investment income earned during the period by the Portfolio attributable to shares owned by a division
               [b] equals the expenses accrued for the period (net of reimbursements)
               [c] equals the average daily number of Units outstanding during the period based on the index of investment experience
               [d] equals the value (maximum offering price) per index of investment experience on the last day of the period

Yield on divisions of Account B is earned from the increase in net asset value of shares of the Portfolio in which the Division invests and from dividends declared and paid by the Portfolio, which are automatically reinvested in shares of the Portfolio.

SEC STANDARD AVERAGE ANNUAL TOTAL RETURN FOR NON-MONEY MARKET DIVISIONS Quotations of average annual total return for any division will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a contract over a period of one, five and 10 years (or, if less, up to the life of the division), calculated pursuant to the formula:

                                  P(1+T)^(n)=erv

          Where:
               (1)  [P] equals a hypothetical initial premium payment of
                    $1,000
               (2)  [T] equals an average annual total return
               (3)  [n] equals the number of years
               (4) [ERV] equals the ending redeemable value of a hypothetical $1,000 initial premium payment made at the beginning of the period (or fractional portion thereof)

All total return figures reflect the deduction of the maximum sales load, the administrative charges, and the mortality and expense risk charges. The Securities and Exchange Commission (the "SEC") requires that an assumption be made that the contract owner surrenders the entire contract at the end of the one, five and 10 year periods (or, if less, up to the life of the security) for which performance is required to be calculated. This assumption may not be consistent with the typical contract owner's intentions in purchasing a contract and may adversely affect returns. Quotations of total return may simultaneously be shown for other periods, as well as quotations of total return that do not take into account certain contractual charges such as sales load.

NON-STANDARD AVERAGE ANNUAL TOTAL RETURN FOR NON-MONEY MARKET DIVISIONS Quotations of non-standard average annual total return for any division will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a contract over a period of one, five and 10 years (or, if less, up to the life of the division), calculated pursuant to the formula:

                                 [P(1+T)^(n)] = ERV
          Where:
               (1)  [P] equals a hypothetical initial premium payment of
                    $1,000
               (2)  [T] equals an average annual total return
               (3)  [n] equals the number of years
               (4) [ERV] equals the ending redeemable value of a hypothetical $1,000 initial premium payment made at the beginning of the period (or fractional portion thereof) assuming certain loading and charges are zero.

All total return figures reflect the deduction of the mortality and expense risk charge and the administrative charges, but not the deduction of the maximum sales load and the annual contract fee.

There are no current total returns provided because as of the date of the Prospectus the Divisions had not accepted any assets under the terms of the Prospectus.

Performance information for a division may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Donoghue Money Market Institutional Averages, or other indices that measure performance of a pertinent group of securities so that investors may compare a division's results with those of a group of securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Performance information for any division reflects only the performance of a hypothetical contract under which accumulation value is allocated to a division during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio of the Portfolio in which the Account B divisions invest, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

Reports and promotional literature may also contain other information including the ranking of any division derived from rankings of variable annuity separate accounts or other investment products tracked by Lipper Analytical Services or by other rating services, companies, publications, or other persons who rank separate accounts or other investment products on overall performance or other criteria.

PUBLISHED RATINGS
From time to time, the rating of Golden American as an insurance company by A.M. Best may be referred to in advertisements or in reports to contract owners. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. Best's ratings range from A+ + to F. An A++ and A+ ratings mean, in the opinion of A.M. Best, that the insurer has demonstrated the strongest ability to meet its respective policyholder and other contractual obligations.

INDEX OF INVESTMENT EXPERIENCE
The calculation of the Index of Investment Experience ("IIE") is discussed in the prospectus for the Contracts under Measurement of Investment Experience. The following illustrations show a calculation of a new IIE and the purchase of Units (using hypothetical examples). Note that the examples below are calculated for a Contract issued with the Annual Ratchet Enhanced Death Benefit Option. The mortality and expense risk charge associated with the Standard Death Benefit is lower than that used in the examples and would result in higher IIE's or Accumulation Values.

     1.  IIE, beginning of period. . . . . . . . . . . . . . . . . . . . . . . . . .         $ 10.00
     2.  Value of securities, beginning of period. . . . . . . . . . . . . . . . . .         $ 10.00
     3.  Change in value of securities . . . . . . . . . . . . . . . . . . . . . . .          $ 0.10
     4.  Gross investment return (3) divided by (2). . . . . . . . . . . . . . . . .            0.01
     5.  Less daily mortality and expense charge . . . . . . . . . . . . . . . . . .      0.00003425
     6.  Less asset based administrative charge. . . . . . . . . . . . . . . . . . .      0.00000411
     7.  Net investment return (4) minus (5) minus (6) . . . . . . . . . . . . . . .      0.00996164
     8.  Net investment factor (1.000000) plus (7) . . . . . . . . . . . . . . . . .      1.00996164
     9.  IIE, end of period (1) multiplied by (8). . . . . . . . . . . . . . . . . .   $ 10.09961644

ILLUSTRATION OF PURCHASE OF UNITS (ASSUMING NO STATE PREMIUM TAX)
     Example 2.

     1.  Initial Premium Payment . . . . . . . . . . . . . . . . . . . . . . . . . .         $ 1,000
     2.  IIE on effective date of purchase (see Example 1) . . . . . . . . . . . . .         $ 10.00
     3.  Number of Units purchased [(1) divided by (2)]  . . . . . . . . . . . . . .             100
     4.  IIE for valuation date following purchase
         (see Example 1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   $ 10.09961644
     5.  Accumulation Value in account for valuation date following
         purchase [(3) multiplied by (4)]. . . . . . . . . . . . . . . . . . . . . .      $ 1,009.96

                          IRA PARTIAL WITHDRAWAL OPTION

If the contract owner has an IRA contract and will attain age 70 1/2 in the current calendar year, distributions will be made in accordance with the requirements of Federal tax law. This option is available to assure that the required minimum distributions from qualified plans under the Internal Revenue Code (the "Code") are made. Under the Code, distributions must begin no later than April 1st of the calendar year following the calendar year in which the contract owner attains age 70 1/2. If the required minimum distribution is not withdrawn, there may be a penalty tax in an amount equal to 50% of the difference between the amount required to be withdrawn and the amount actually withdrawn. Even if the IRA Partial Withdrawal Option is not elected, distributions must nonetheless be made in accordance with the requirements of Federal tax law.

Golden American notifies the contract owner of these regulations with a letter mailed on January 1st of the calendar year in which the contract owner reaches age 70 1/2 which explains the IRA Partial Withdrawal Option and supplies an election form. If electing this option, the owner specifies whether the withdrawal amount will be based on a life expectancy calculated on a single life basis (contract owner's life only) or, if the contract owner is married, on a joint life basis (contract owner's and spouse's lives combined). The contract owner selects the payment mode on a monthly, quarterly or annual basis. If the payment mode selected on the election form is more frequent than annually, the payments in the first calendar year in which the option is in effect will be based on the amount of payment modes remaining when Golden American receives the completed election form. Golden American calculates the IRA Partial Withdrawal amount each year based on the minimum distribution rules. We do this by dividing the accumulation value by the life expectancy. In the first year withdrawals begin, we use the accumulation value as of the date of the first payment. Thereafter, we use the accumulation value on December 31st of each year. The life expectancy is recalculated each year. Certain minimum distribution rules govern payouts if the designated beneficiary is other than the contract owner's spouse and the beneficiary is more than ten years younger than the contract owner.

                                OTHER INFORMATION

A Registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Contracts discussed in this Statement of Additional Information. Not all of the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the SEC.

                   FINANCIAL STATEMENTS OF SEPARATE ACCOUNT B

The audited financial statements of Separate Account B are listed below and are included in this Statement of Additional Information:

          Report of Independent Auditors
          Audited Financial Statements
               Statement of Assets and Liability as of December 31, 1996 Statements of Operations for the Year ended December 31, 1996 Statements of Changes in Net Assets for the Years Ended
                    December 31, 1995 and 1996
          Notes to Financial Statements

                            FINANCIAL STATEMENTS OF
                THE MANAGED GLOBAL ACCOUNT OF SEPARATE ACCOUNT D

Since the Managed Global Account of Separate Account D is the Accounting predecessor of the Managed Global Divison of Accuout B, the audited financial statements of The Managed Global Account of Separate Account D listed below appear in the Annual Report of The Managed Global Account of Separate Account
D which was filed with the SEC and are included in this Statement of Additional
Information:

          Report of Independent Auditors
          Financial Statements -- Audited
               Statement of Assets and Liability as of December 31, 1995 Statements of Operations for the Year Ended December 31, 1995 Statements of Changes in Net Assets for the Years Ended December 31, 1995 and 1994
               Statement of Investments as of December 31, 1995
          Notes to Audited Financial Statements

         FINANCIAL STATEMENTS OF GOLDEN AMERICAN LIFE INSURANCE COMPANY

The audited financial statements of Golden American Life Insurance Company listed below are prepared in accordance with generally accepted accounting principles ("GAAP") and appear in the Annual Report of the Golden American Life Insurance Company which was filed with the SEC and are included in this Statement of Additional Information.

     Report of Independent Auditors
     Audited Financial Statements -- GAAP
        Consolidated Balance Sheets -- Post-Acquisition as of December 31,
             1996 and Pre-Acquisition as of December 31, 1995
        Consolidated Statements of Income -- Post-Acquisition for the period
             August 14, 1996 through December 31, 1996 and Pre-Acquisition for the period January 1, 1996 through August 13, 1996 and for the years ended December 31, 1995 and 1994
        Consolidated Statements of Changes in Stockholder's Equity -- Post-
             Acquisition for the period August 14, 1996 through December 31, 1996 and Pre-Acquisition for the period January 1, 1996 through August 13, 1996 and for the years ended December 31, 1995 and 1994
        Consolidated Statements of Cash Flows -- Post-Acquisition for the period August 14, 1996 through December 31, 1996 and Pre-Acquisition for the period January 1, 1996 through August 13, 1996 and for the years ended December 31, 1995 and 1994
     Notes to Consolidated Financial Statements -- December 31, 1996

                                             Financial Statements

                                    Golden American Life Insurance Company
                                              Separate Account B

                                   Periods ended December 31, 1996 and 1995
                                     with Report of Independent Auditors






































                    Golden American Life Insurance Company
                             Separate Account B

                            Financial Statements


                   Periods ended December 31, 1996 and 1995






                                   Contents

Report of Independent Auditors

Audited Financial Statements

Statement of Assets and Liability
Statements of Operations
Statements of Changes in Net Assets
Notes to Financial Statements










































                        Report of Independent Auditors




The Board of Directors
Golden American Life Insurance Company


We have audited the accompanying statement of assets and liability of Separate Account B as of December 31, 1996, and the related statements of operations for the year then ended and the changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Separate Account B at December 31, 1996, and the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period then ended in conformity with generally accepted accounting principles.

                                                    /S/ Ernst & Young LLP

Des Moines, Iowa
February 11, 1997


















                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                       STATEMENT OF ASSETS AND LIABILITY
                              DECEMBER 31, 1996
                           (Dollars in thousands)

                                                                    Combined
                                                                  ____________
ASSETS
 Investments at net asset value:
  The GCG Trust Liquid Asset Series,
   37,489,519 shares (cost - $37,490)                                 $37,490
  The GCG Trust Limited Maturity Bond Series,
   5,211,785 shares (cost - $55,124)                                   54,359
  The GCG Trust Natural Resources Series,
   2,425,733 shares (cost - $39,320)                                   43,324
  The GCG Trust All-Growth Series,
   5,741,919 shares (cost - $75,442)                                   76,885
  The GCG Trust Real Estate Series,
   3,172,940 shares (cost - $39,689)                                   50,704
  The GCG Trust Fully Managed Series,
   9,081,446 shares (cost - $119,671)                                 134,496
  The GCG Trust Multiple Allocation Series,
   21,803,390 shares (cost - $265,203)                                270,579
  The GCG Trust Capital Appreciation Series,
   9,698,486 shares (cost - $123,415)                                 146,059
  The GCG Trust Rising Dividends Series,
   7,820,089 shares (cost - $95,887)                                  123,636
  The GCG Trust Emerging Markets Series,
   3,824,614 shares (cost - $39,720)                                   37,175
  The GCG Trust Market Manager Series,
   422,420 shares (cost - $4,396)                                       5,584
  The GCG Trust Value Equity Series,
   3,080,715 shares (cost - $40,413)                                   42,884
  The GCG Trust Strategic Equity Series,
   2,557,621 shares (cost - $27,198)                                   29,873
  The GCG Trust Small Cap Series,
   2,753,970 shares (cost - $32,401)                                   33,075
  The GCG Trust Managed Global Series,
   7,754,689 shares (cost - $81,891)                                   86,310
  Equi-Select Series Trust OTC Portfolio,
   315,154 shares (cost - $4,481)                                       4,356
  Equi-Select Series Trust Growth & Income Portfolio,
   656,074 shares (cost - $7,989)                                       8,258
                                                                  ____________
     TOTAL INVESTMENTS (cost - $1,089,730)                          1,185,047
  Accrued investment income                                               238
                                                                  ____________
     TOTAL ASSETS                                                   1,185,285







See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                       STATEMENT OF ASSETS AND LIABILITY
                              DECEMBER 31, 1996
                                 (Continued)
                           (Dollars in thousands)

                                                                    Combined
                                                                  ____________
LIABILITY
  Payable to Golden American Life Insurance Company                      $712
                                                                  ____________
     TOTAL NET ASSETS                                              $1,184,573
                                                                  ============
NET ASSETS
  For Variable Annuity Insurance Contracts                         $1,161,168
  Retained in Separate Account B by Golden American
   Life Insurance Company                                              23,405
                                                                  ____________
     TOTAL NET ASSETS                                              $1,184,573
                                                                  ============



































See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                           STATEMENTS OF OPERATIONS
              For the year ended December 31, 1996, Except as Noted
                             (Dollars in thousands)

                                                           Limited
                                                Liquid    Maturity    Natural
                                                Asset       Bond     Resources
                                               Division   Division    Division
                                              __________  _________  __________
INVESTMENT INCOME (LOSS)
 Income:
  Dividends                                      $1,868     $5,950        $146
  Capital gains distributions                        --         --       4,557
                                              __________  _________  __________
 TOTAL INVESTMENT INCOME                          1,868      5,950       4,703

 Expenses:
  Mortality and expense risk and other charges     (405)      (629)       (382)
  Annual administrative charges                     (16)       (21)        (22)
  Minimum death benefit guarantee charges            (8)        (2)         (6)
  Contingent deferred sales charges                  (1)        (2)         (4)
  Other contract charges                             --         (5)         (4)
  Amortization of deferred charges related to:
   Deferred sales load                             (708)      (785)       (370)
   Premium taxes                                     (7)       (12)         (6)
                                              __________  _________  __________
 TOTAL EXPENSES BEFORE WAIVER                    (1,145)    (1,456)       (794)
  Fees waived by Golden American                      7         13           7
                                              __________  _________  __________
 NET EXPENSES                                    (1,138)    (1,443)       (787)
                                              __________  _________  __________
 NET INVESTMENT INCOME (LOSS)                       730      4,507       3,916

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
 Net realized gain (loss) on investments             --        314       2,353
 Net unrealized appreciation (depreciation)
  of investments                                     --     (3,831)      2,704
                                              __________  _________  __________
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                          $730       $990      $8,973
                                              ==========  =========  ==========












See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                           STATEMENTS OF OPERATIONS
              For the year ended December 31, 1996, Except as Noted
                                  (Continued)
                             (Dollars in thousands)



                                                 All-       Real       Fully
                                                Growth     Estate     Managed
                                               Division   Division    Division
                                              __________  _________  __________
INVESTMENT INCOME (LOSS)
 Income:
  Dividends                                      $1,662     $2,214      $4,716
  Capital gains distributions                       252        840       5,610
                                              __________  _________  __________
 TOTAL INVESTMENT INCOME                          1,914      3,054      10,326

 Expenses:
  Mortality and expense risk and other charges     (955)      (396)     (1,334)
  Annual administrative charges                     (43)       (23)        (69)
  Minimum death benefit guarantee charges            (4)        (2)         (4)
  Contingent deferred sales charges                 (22)        (4)        (36)
  Other contract charges                             (2)        (2)         (4)
  Amortization of deferred charges related to:
   Deferred sales load                           (1,044)      (413)     (1,417)
   Premium taxes                                    (28)        (9)        (37)
                                              __________  _________  __________
 TOTAL EXPENSES BEFORE WAIVER                    (2,098)      (849)     (2,901)
  Fees waived by Golden American                     34          9          38
                                              __________  _________  __________
 NET EXPENSES                                    (2,064)      (840)     (2,863)
                                              __________  _________  __________
 NET INVESTMENT INCOME (LOSS)                      (150)     2,214       7,463

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
 Net realized gain (loss) on investments          2,112        652       2,245
 Net unrealized appreciation (depreciation)
  of investments                                 (4,894)     8,605       6,614
                                              __________  _________  __________
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                       ($2,932)   $11,471     $16,322
                                              ==========  =========  ==========









See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                           STATEMENTS OF OPERATIONS
              For the year ended December 31, 1996, Except as Noted
                                  (Continued)
                             (Dollars in thousands)

                                                Multiple   Capital
                                               Alloca-    Apprecia-    Rising
                                                 tion       tion     Dividends
                                               Division   Division    Division
                                              __________  _________  __________
INVESTMENT INCOME (LOSS)
 Income:
  Dividends                                     $13,260     $1,532        $970
  Capital gains distributions                    11,463      9,172         822
                                              __________  _________  __________
 TOTAL INVESTMENT INCOME                         24,723     10,704       1,792

 Expenses:
  Mortality and expense risk and other charges   (2,989)    (1,414)     (1,088)
  Annual administrative charges                    (153)       (73)        (62)
  Minimum death benefit guarantee charges           (18)        (2)         (2)
  Contingent deferred sales charges                 (30)       (19)        (30)
  Other contract charges                            (13)        (5)         (8)
  Amortization of deferred charges related to:
   Deferred sales load                           (3,436)    (1,439)     (1,069)
   Premium taxes                                    (62)       (41)        (17)
                                              __________  _________  __________
 TOTAL EXPENSES BEFORE WAIVER                    (6,701)    (2,993)     (2,276)
  Fees waived by Golden American                     69         46          29
                                              __________  _________  __________
 NET EXPENSES                                    (6,632)    (2,947)     (2,247)
                                              __________  _________  __________
 NET INVESTMENT INCOME (LOSS)                    18,091      7,757        (455)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
 Net realized gain (loss) on investments          6,043      4,853       4,125
 Net unrealized appreciation (depreciation)
  of investments                                 (7,108)     8,839      12,317
                                              __________  _________  __________
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                       $17,026    $21,449     $15,987
                                              ==========  =========  ==========











See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                           STATEMENTS OF OPERATIONS
              For the year ended December 31, 1996, Except as Noted
                                  (Continued)
                             (Dollars in thousands)

                                               Emerging    Market      Value
                                               Markets     Manager     Equity
                                               Division   Division    Division
                                              __________  _________  __________
INVESTMENT INCOME (LOSS)
 Income:
  Dividends                                          --       $177        $732
  Capital gains distributions                        --        272       1,220
                                              __________  _________  __________
 TOTAL INVESTMENT INCOME                             --        449       1,952

 Expenses:
  Mortality and expense risk and other charges    ($426)        --        (441)
  Annual administrative charges                     (22)        (1)        (21)
  Minimum death benefit guarantee charges            (2)        --          (1)
  Contingent deferred sales charges                 (12)        --         (18)
  Other contract charges                             (2)        --          (4)
  Amortization of deferred charges related to:
   Deferred sales load                             (535)       (53)       (317)
   Premium taxes                                     (7)        --          (3)
                                              __________  _________  __________
 TOTAL EXPENSES BEFORE WAIVER                    (1,006)       (54)       (805)
  Fees waived by Golden American                      8          1          10
                                              __________  _________  __________
 NET EXPENSES                                      (998)       (53)       (795)
                                              __________  _________  __________
 NET INVESTMENT INCOME (LOSS)                      (998)       396       1,157

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
 Net realized gain (loss) on investments         (2,959)       327       1,290
 Net unrealized appreciation (depreciation)
  of investments                                  5,674        245         601
                                              __________  _________  __________
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                        $1,717       $968      $3,048
                                              ==========  =========  ==========











See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                           STATEMENTS OF OPERATIONS
              For the year ended December 31, 1996, Except as Noted
                                  (Continued)
                             (Dollars in thousands)

                                                                       Managed
                                              Strategic   Small Cap     Global
                                                Equity     Division    Division
                                               Division      (a)         (b)
                                              __________  __________  __________
INVESTMENT INCOME (LOSS)
 Income:
  Dividends                                        $342          --          --
  Capital gains distributions                       328          --        $396
                                              __________  __________  __________
 TOTAL INVESTMENT INCOME                            670          --         396

 Expenses:
  Mortality and expense risk and other charges     (249)      ($222)      ($302)
  Annual administrative charges                     (15)        (21)        (49)
  Minimum death benefit guarantee charges            (2)         (1)         --
  Contingent deferred sales charges                 (19)        (23)         (4)
  Other contract charges                             (2)         (3)         (6)
  Amortization of deferred charges related to:
   Deferred sales load                             (112)       (101)       (386)
   Premium taxes                                     (2)         (1)         (6)
                                              __________  __________  __________
 TOTAL EXPENSES BEFORE WAIVER                      (401)       (372)       (753)
  Fees waived by Golden American                      6           3           7
                                              __________  __________  __________
 NET EXPENSES                                      (395)       (369)       (746)
                                              __________  __________  __________
 NET INVESTMENT INCOME (LOSS)                       275        (369)       (350)

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
 Net realized gain (loss) on investments            161          25         116
 Net unrealized appreciation (depreciation)
  of investments                                  2,648         674       4,419
                                              __________  __________  __________
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                        $3,084        $330      $4,185
                                              ==========  ==========  ==========

(a) Commencement of operations, January 3, 1996
(b) Commencement of operations, September 3, 1996








See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                           STATEMENTS OF OPERATIONS
              For the year ended December 31, 1996, Except as Noted
                                  (Continued)
                             (Dollars in thousands)

                                                          Growth &
                                                 OTC       Income
                                               Division   Division
                                                 (c)         (c)      Combined
                                              __________  _________  __________
INVESTMENT INCOME (LOSS)
 Income:
  Dividends                                          --        $10     $33,579
  Capital gains distributions                      $218         10      35,160
                                              __________  _________  __________
 TOTAL INVESTMENT INCOME                            218         20      68,739

 Expenses:
  Mortality and expense risk and other charges       (6)       (12)    (11,250)
  Annual administrative charges                      (2)        (4)       (617)
  Minimum death benefit guarantee charges            --         --         (54)
  Contingent deferred sales charges                  (1)        --        (225)
  Other contract charges                             (1)        --         (61)
  Amortization of deferred charges related to:
   Deferred sales load                               (4)        (4)    (12,193)
   Premium taxes                                     --         --        (238)
                                              __________  _________  __________
 TOTAL EXPENSES BEFORE WAIVER                       (14)       (20)    (24,638)
  Fees waived by Golden American                     --         --         287
                                              __________  _________  __________
 NET EXPENSES                                       (14)       (20)    (24,351)
                                              __________  _________  __________
 NET INVESTMENT INCOME (LOSS)                       204         --      44,388

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS
 Net realized gain (loss) on investments              1          1      21,659
 Net unrealized appreciation (depreciation)
  of investments                                   (125)       269      37,651
                                              __________  _________  __________
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                           $80       $270    $103,698
                                              ==========  =========  ==========

(c) Commencement of operations, September 23, 1996









See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                            (Dollars in thousands)

                                                                      Liquid
                                                                      Asset
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                         $45,366

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                          1,059
  Net realized gain (loss) on investments                                  --
  Net unrealized appreciation of investments                               --
                                                                    __________
  Net increase (decrease) in net assets resulting from operations       1,059

  Changes from principal transactions:
  Purchase payments                                                    10,242
  Contract distributions and terminations                             (11,794)
  Transfer payments from (to) Fixed Accounts and other Divisions       (8,292)
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              (90)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        (9,934)
                                                                    __________
  Total increase (decrease)                                            (8,875)
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                        36,491























See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                      Liquid
                                                                      Asset
                                                                     Division
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                           $730
  Net realized gain (loss) on investments                                  --
  Net unrealized appreciation (depreciation) of investments                --
                                                                    __________
  Net increase (decrease) in net assets resulting from operations         730

  Changes from principal transactions:
  Purchase payments                                                    14,178
  Contract distributions and terminations                             (15,313)
  Transfer payments from (to) Fixed Accounts and other Divisions        1,242
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              148
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                           255
                                                                    __________
  Total increase (decrease)                                               985
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                       $37,476
                                                                    ==========























See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                     Limited
                                                                     Maturity
                                                                       Bond
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                         $71,573

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                         (1,721)
  Net realized gain (loss) on investments                                (138)
  Net unrealized appreciation of investments                            7,902
                                                                    __________
  Net increase (decrease) in net assets resulting from operations       6,043

  Changes from principal transactions:
  Purchase payments                                                     7,209
  Contract distributions and terminations                              (9,461)
  Transfer payments from (to) Fixed Accounts and other Divisions       (7,297)
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                             (230)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        (9,779)
                                                                    __________
  Total increase (decrease)                                            (3,736)
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                        67,837





















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                     Limited
                                                                     Maturity
                                                                       Bond
                                                                     Division
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                         $4,507
  Net realized gain (loss) on investments                                 314
  Net unrealized appreciation (depreciation) of investments            (3,831)
                                                                    __________
  Net increase (decrease) in net assets resulting from operations         990

  Changes from principal transactions:
  Purchase payments                                                     5,869
  Contract distributions and terminations                              (9,672)
  Transfer payments from (to) Fixed Accounts and other Divisions      (10,189)
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                             (501)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                       (14,493)
                                                                    __________
  Total increase (decrease)                                           (13,503)
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                       $54,334
                                                                    ==========






















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                     Natural
                                                                    Resources
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                         $32,746

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                           (112)
  Net realized gain (loss) on investments                               1,545
  Net unrealized appreciation of investments                              495
                                                                    __________
  Net increase (decrease) in net assets resulting from operations       1,928

  Changes from principal transactions:
  Purchase payments                                                     2,021
  Contract distributions and terminations                              (3,402)
  Transfer payments from (to) Fixed Accounts and other Divisions       (6,045)
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                             (258)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        (7,684)
                                                                    __________
  Total increase (decrease)                                            (5,756)
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                        26,990






















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                     Natural
                                                                    Resources
                                                                     Division
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                         $3,916
  Net realized gain (loss) on investments                               2,353
  Net unrealized appreciation (depreciation) of investments             2,704
                                                                    __________
  Net increase (decrease) in net assets resulting from operations       8,973

  Changes from principal transactions:
  Purchase payments                                                     6,154
  Contract distributions and terminations                              (4,962)
  Transfer payments from (to) Fixed Accounts and other Divisions        5,904
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              242
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                         7,338
                                                                    __________
  Total increase (decrease)                                            16,311
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                       $43,301
                                                                    ==========























See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                    All-Growth
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                         $70,621

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                          2,642
  Net realized gain (loss) on investments                               1,011
  Net unrealized appreciation of investments                           10,501
                                                                    __________
  Net increase (decrease) in net assets resulting from operations      14,154

  Changes from principal transactions:
  Purchase payments                                                    11,312
  Contract distributions and terminations                             (10,713)
  Transfer payments from (to) Fixed Accounts and other Divisions        5,721
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              861
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                         7,181
                                                                    __________
  Total increase (decrease)                                            21,335
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                        91,956























See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                    All-Growth
                                                                     Division
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                          ($150)
  Net realized gain (loss) on investments                               2,112
  Net unrealized appreciation (depreciation) of investments            (4,894)
                                                                    __________
  Net increase (decrease) in net assets resulting from operations      (2,932)

  Changes from principal transactions:
  Purchase payments                                                    10,539
  Contract distributions and terminations                             (12,597)
  Transfer payments from (to) Fixed Accounts and other Divisions       (9,493)
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                             (631)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                       (12,182)
                                                                    __________
  Total increase (decrease)                                           (15,114)
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                       $76,842
                                                                    ==========
























See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                       Real
                                                                      Estate
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                         $36,934

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                            521
  Net realized gain (loss) on investments                                 369
  Net unrealized appreciation of investments                            3,425
                                                                    __________
  Net increase (decrease) in net assets resulting from operations       4,315

  Changes from principal transactions:
  Purchase payments                                                     1,833
  Contract distributions and terminations                              (4,799)
  Transfer payments from (to) Fixed Accounts and other Divisions       (3,325)
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                             (145)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        (6,436)
                                                                    __________
  Total increase (decrease)                                            (2,121)
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                        34,813






















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                       Real
                                                                      Estate
                                                                     Division
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                         $2,214
  Net realized gain (loss) on investments                                 652
  Net unrealized appreciation (depreciation) of investments             8,605
                                                                    __________
  Net increase (decrease) in net assets resulting from operations      11,471

  Changes from principal transactions:
  Purchase payments                                                     5,981
  Contract distributions and terminations                              (4,775)
  Transfer payments from (to) Fixed Accounts and other Divisions        3,076
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              115
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                         4,397
                                                                    __________
  Total increase (decrease)                                            15,868
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                       $50,681
                                                                    ==========























See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                      Fully
                                                                     Managed
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                         $98,837

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                            179
  Net realized gain (loss) on investments                               1,311
  Net unrealized appreciation of investments                           16,314
                                                                    __________
  Net increase (decrease) in net assets resulting from operations      17,804

  Changes from principal transactions:
  Purchase payments                                                     9,654
  Contract distributions and terminations                             (13,651)
  Transfer payments from (to) Fixed Accounts and other Divisions        4,159
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              524
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                           686
                                                                    __________
  Total increase (decrease)                                            18,490
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                       117,327






















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                      Fully
                                                                     Managed
                                                                     Division
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                         $7,463
  Net realized gain (loss) on investments                               2,245
  Net unrealized appreciation (depreciation) of investments             6,614
                                                                    __________
  Net increase (decrease) in net assets resulting from operations      16,322

  Changes from principal transactions:
  Purchase payments                                                    16,217
  Contract distributions and terminations                             (17,846)
  Transfer payments from (to) Fixed Accounts and other Divisions        2,478
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              (67)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                           782
                                                                    __________
  Total increase (decrease)                                            17,104
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                      $134,431
                                                                    ==========























See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                     Multiple
                                                                    Allocation
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                        $297,508

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                         14,068
  Net realized gain (loss) on investments                               4,715
  Net unrealized appreciation of investments                           26,239
                                                                    __________
  Net increase (decrease) in net assets resulting from operations      45,022

  Changes from principal transactions:
  Purchase payments                                                    17,072
  Contract distributions and terminations                             (42,733)
  Transfer payments from (to) Fixed Accounts and other Divisions      (11,292)
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              (75)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                       (37,028)
                                                                    __________
  Total increase (decrease)                                             7,994
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                       305,502






















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                      Multiple
                                                                     Allocation
                                                                      Division
                                                                     __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                         $18,091
  Net realized gain (loss) on investments                                6,043
  Net unrealized appreciation (depreciation) of investments             (7,108)
                                                                     __________
  Net increase (decrease) in net assets resulting from operations       17,026

  Changes from principal transactions:
  Purchase payments                                                     16,631
  Contract distributions and terminations                              (44,014)
  Transfer payments from (to) Fixed Accounts and other Divisions       (23,461)
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                            (1,257)
                                                                     __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        (52,101)
                                                                     __________
  Total increase (decrease)                                            (35,075)
                                                                     __________
NET ASSETS AT DECEMBER 31, 1996                                       $270,427
                                                                     ==========























See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                    Capital
                                                                  Appreciation
                                                                    Division
                                                                  ____________
NET ASSETS AT JANUARY 1, 1995                                         $88,346

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                          7,594
  Net realized gain (loss) on investments                               2,221
  Net unrealized appreciation of investments                           14,531
                                                                  ____________
  Net increase (decrease) in net assets resulting from operations      24,346

  Changes from principal transactions:
  Purchase payments                                                     8,831
  Contract distributions and terminations                             (13,163)
  Transfer payments from (to) Fixed Accounts and other Divisions       11,592
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                            1,097
                                                                  ____________
  Increase (decrease) in net assets derived from principal
   transactions                                                         8,357
                                                                  ____________
  Total increase (decrease)                                            32,703
                                                                  ____________
NET ASSETS AT DECEMBER 31, 1995                                       121,049






















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                    Capital
                                                                  Appreciation
                                                                    Division
                                                                  ____________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                         $7,757
  Net realized gain (loss) on investments                               4,853
  Net unrealized appreciation (depreciation) of investments             8,839
                                                                  ____________
  Net increase (decrease) in net assets resulting from operations      21,449

  Changes from principal transactions:
  Purchase payments                                                    16,081
  Contract distributions and terminations                             (16,095)
  Transfer payments from (to) Fixed Accounts and other Divisions        3,299
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              206
                                                                  ____________
  Increase (decrease) in net assets derived from principal
   transactions                                                         3,491
                                                                  ____________
  Total increase (decrease)                                            24,940
                                                                  ____________
NET ASSETS AT DECEMBER 31, 1996                                      $145,989
                                                                  ============























See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                      Rising
                                                                    Dividends
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                         $50,385

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                         (1,130)
  Net realized gain (loss) on investments                                 776
  Net unrealized appreciation of investments                           16,037
                                                                    __________
  Net increase (decrease) in net assets resulting from operations      15,683

  Changes from principal transactions:
  Purchase payments                                                    11,422
  Contract distributions and terminations                              (9,800)
  Transfer payments from (to) Fixed Accounts and other Divisions       11,423
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                            1,229
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        14,274
                                                                    __________
  Total increase (decrease)                                            29,957
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                        80,342






















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                      Rising
                                                                    Dividends
                                                                     Division
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                          ($455)
  Net realized gain (loss) on investments                               4,125
  Net unrealized appreciation (depreciation) of investments            12,317
                                                                    __________
  Net increase (decrease) in net assets resulting from operations      15,987

  Changes from principal transactions:
  Purchase payments                                                    25,572
  Contract distributions and terminations                             (12,639)
  Transfer payments from (to) Fixed Accounts and other Divisions       13,857
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              454
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        27,244
                                                                    __________
  Total increase (decrease)                                            43,231
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                      $123,573
                                                                    ==========























See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                     Emerging
                                                                     Markets
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                         $59,746

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                         (1,137)
  Net realized gain (loss) on investments                              (7,448)
  Net unrealized appreciation of investments                            1,603
                                                                    __________
  Net increase (decrease) in net assets resulting from operations      (6,982)

  Changes from principal transactions:
  Purchase payments                                                     7,739
  Contract distributions and terminations                              (7,740)
  Transfer payments from (to) Fixed Accounts and other Divisions      (14,939)
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                             (937)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                       (15,877)
                                                                    __________
  Total increase (decrease)                                           (22,859)
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                        36,887






















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                     Emerging
                                                                     Markets
                                                                     Division
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                          ($998)
  Net realized gain (loss) on investments                              (2,959)
  Net unrealized appreciation (depreciation) of investments             5,674
                                                                    __________
  Net increase (decrease) in net assets resulting from operations       1,717

  Changes from principal transactions:
  Purchase payments                                                     6,432
  Contract distributions and terminations                              (6,450)
  Transfer payments from (to) Fixed Accounts and other Divisions       (1,273)
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                             (160)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        (1,451)
                                                                    __________
  Total increase (decrease)                                               266
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                       $37,153
                                                                    ==========























See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                      Market
                                                                     Manager
                                                                     Division
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                          $2,752

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                            144
  Net realized gain (loss) on investments                                  29
  Net unrealized appreciation of investments                              944
                                                                    __________
  Net increase (decrease) in net assets resulting from operations       1,117

  Changes from principal transactions:
  Purchase payments                                                     2,140
  Contract distributions and terminations                                (767)
  Transfer payments from (to) Fixed Accounts and other Divisions         (208)
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              172
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                         1,337
                                                                    __________
  Total increase (decrease)                                             2,454
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                         5,206






















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                      Market
                                                                     Manager
                                                                     Division
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                           $396
  Net realized gain (loss) on investments                                 327
  Net unrealized appreciation (depreciation) of investments               245
                                                                    __________
  Net increase (decrease) in net assets resulting from operations         968

  Changes from principal transactions:
  Purchase payments                                                      (111)
  Contract distributions and terminations                                (383)
  Transfer payments from (to) Fixed Accounts and other Divisions         (187)
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              (14)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                          (695)
                                                                    __________
  Total increase (decrease)                                               273
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                        $5,479
                                                                    ==========























See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                      Value
                                                                      Equity
                                                                     Division
                                                                       (a)
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                              --

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                           $478
  Net realized gain (loss) on investments                                 687
  Net unrealized appreciation of investments                            1,870
                                                                    __________
  Net increase (decrease) in net assets resulting from operations       3,035

  Changes from principal transactions:
  Purchase payments                                                     8,619
  Contract distributions and terminations                                (776)
  Transfer payments from (to) Fixed Accounts and other Divisions       16,429
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                            1,140
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        25,412
                                                                    __________
  Total increase (decrease)                                            28,447
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                        28,447

(a) Commencement of operations, January 10, 1995


















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                      Value
                                                                      Equity
                                                                     Division
                                                                       (a)
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                         $1,157
  Net realized gain (loss) on investments                               1,290
  Net unrealized appreciation (depreciation) of investments               601
                                                                    __________
  Net increase (decrease) in net assets resulting from operations       3,048

  Changes from principal transactions:
  Purchase payments                                                    15,780
  Contract distributions and terminations                              (3,990)
  Transfer payments from (to) Fixed Accounts and other Divisions         (376)
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              (48)
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        11,366
                                                                    __________
  Total increase (decrease)                                            14,414
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                       $42,861
                                                                    ==========

(a) Commencement of operations, January 10, 1995




















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                    Strategic
                                                                      Equity
                                                                     Division
                                                                       (b)
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                              --

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                            ($8)
  Net realized gain (loss) on investments                                  (1)
  Net unrealized appreciation of investments                               28
                                                                    __________
  Net increase (decrease) in net assets resulting from operations          19

  Changes from principal transactions:
  Purchase payments                                                     3,211
  Contract distributions and terminations                                (172)
  Transfer payments from (to) Fixed Accounts and other Divisions        4,796
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              177
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                         8,012
                                                                    __________
  Total increase (decrease)                                             8,031
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                         8,031

(b) Commencement of operations, October 3, 1995


















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                    Strategic
                                                                      Equity
                                                                     Division
                                                                       (b)
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                           $275
  Net realized gain (loss) on investments                                 161
  Net unrealized appreciation (depreciation) of investments             2,648
                                                                    __________
  Net increase (decrease) in net assets resulting from operations       3,084

  Changes from principal transactions:
  Purchase payments                                                    12,046
  Contract distributions and terminations                              (1,671)
  Transfer payments from (to) Fixed Accounts and other Divisions        8,149
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              219
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        18,743
                                                                    __________
  Total increase (decrease)                                            21,827
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                       $29,858
                                                                    ==========

(b) Commencement of operations, October 3, 1995




















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                    Small Cap
                                                                     Division
                                                                       (c)
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                              --

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                             --
  Net realized gain (loss) on investments                                  --
  Net unrealized appreciation of investments                               --
                                                                    __________
  Net increase (decrease) in net assets resulting from operations          --

  Changes from principal transactions:
  Purchase payments                                                        --
  Contract distributions and terminations                                  --
  Transfer payments from (to) Fixed Accounts and other Divisions           --
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                               --
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                            --
                                                                    __________
  Total increase (decrease)                                                --
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                            --

(c) Commencement of operations, January 3, 1996



















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                    Small Cap
                                                                     Division
                                                                       (c)
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                          ($369)
  Net realized gain (loss) on investments                                  25
  Net unrealized appreciation (depreciation) of investments               674
                                                                    __________
  Net increase (decrease) in net assets resulting from operations         330

  Changes from principal transactions:
  Purchase payments                                                    17,552
  Contract distributions and terminations                              (1,530)
  Transfer payments from (to) Fixed Accounts and other Divisions       16,293
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              411
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        32,726
                                                                    __________
  Total increase (decrease)                                            33,056
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                       $33,056
                                                                    ==========

(c) Commencement of operations, January 3, 1996





















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                     Managed
                                                                      Global
                                                                     Division
                                                                       (d)
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                              --

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                             --
  Net realized gain (loss) on investments                                  --
  Net unrealized appreciation of investments                               --
                                                                    __________
  Net increase (decrease) in net assets resulting from operations          --

  Changes from principal transactions:
  Purchase payments                                                        --
  Contract distributions and terminations                                  --
  Transfer payments from (to) Fixed Accounts and other Divisions           --
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                               --
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                            --
                                                                    __________
  Total increase (decrease)                                                --
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                            --

(d) Commencement of operations, September 3, 1996


















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                     Managed
                                                                      Global
                                                                     Division
                                                                       (d)
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                          ($350)
  Net realized gain (loss) on investments                                 116
  Net unrealized appreciation (depreciation) of investments             4,419
                                                                    __________
  Net increase (decrease) in net assets resulting from operations       4,185

  Changes from principal transactions:
  Purchase payments                                                     3,524
  Contract distributions and terminations                              (3,844)
  Transfer payments from (to) Fixed Accounts and other Divisions       80,286
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                            2,115
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                        82,081
                                                                    __________
  Total increase (decrease)                                            86,266
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                       $86,266
                                                                    ==========

(d) Commencement of operations, September 3, 1996




















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                       OTC
                                                                     Division
                                                                       (e)
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                              --

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                             --
  Net realized gain (loss) on investments                                  --
  Net unrealized appreciation of investments                               --
                                                                    __________
  Net increase (decrease) in net assets resulting from operations          --
                                                                    __________
  Changes from principal transactions:
  Purchase payments                                                        --
  Contract distributions and terminations                                  --
  Transfer payments from (to) Fixed Accounts and other Divisions           --
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                               --
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                            --
                                                                    __________
  Total increase (decrease)                                                --
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                            --

(e) Commencement of operations, September 23, 1996



















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                       OTC
                                                                     Division
                                                                       (e)
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                           $204
  Net realized gain (loss) on investments                                   1
  Net unrealized appreciation (depreciation) of investments              (125)
                                                                    __________
  Net increase (decrease) in net assets resulting from operations          80

  Changes from principal transactions:
  Purchase payments                                                     1,207
  Contract distributions and terminations                                 (36)
  Transfer payments from (to) Fixed Accounts and other Divisions        3,248
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                               72
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                         4,491
                                                                    __________
  Total increase (decrease)                                             4,571
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                        $4,571
                                                                    ==========

(e) Commencement of operations, September 23, 1996





















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                     Growth &
                                                                      Income
                                                                     Division
                                                                       (e)
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                              --

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                             --
  Net realized gain (loss) on investments                                  --
  Net unrealized appreciation of investments                               --
                                                                    __________
  Net increase (decrease) in net assets resulting from operations          --

  Changes from principal transactions:
  Purchase payments                                                        --
  Contract distributions and terminations                                  --
  Transfer payments from (to) Fixed Accounts and other Divisions           --
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                               --
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                            --
                                                                    __________
  Total increase (decrease)                                                --
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                            --

(e) Commencement of operations, September 23, 1996


















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                     Growth &
                                                                      Income
                                                                     Division
                                                                       (e)
                                                                    __________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                             --
  Net realized gain (loss) on investments                                  $1
  Net unrealized appreciation (depreciation) of investments               269
                                                                    __________
  Net increase (decrease) in net assets resulting from operations         270

  Changes from principal transactions:
  Purchase payments                                                     2,760
  Contract distributions and terminations                                 (43)
  Transfer payments from (to) Fixed Accounts and other Divisions        5,164
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                              124
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                         8,005
                                                                    __________
  Total increase (decrease)                                             8,275
                                                                    __________
NET ASSETS AT DECEMBER 31, 1996                                        $8,275
                                                                    ==========

(e) Commencement of operations, September 23, 1996




















See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                     Combined
                                                                    __________
NET ASSETS AT JANUARY 1, 1995                                        $854,814

INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                         22,577
  Net realized gain (loss) on investments                               5,077
  Net unrealized appreciation of investments                           99,889
                                                                    __________
  Net increase (decrease) in net assets resulting from operations     127,543

  Changes from principal transactions:
  Purchase payments                                                   101,305
  Contract distributions and terminations                            (128,971)
  Transfer payments from (to) Fixed Accounts and other Divisions        2,722
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                            3,465
                                                                    __________
  Increase (decrease) in net assets derived from principal
   transactions                                                       (21,479)
                                                                    __________
  Total increase (decrease)                                           106,064
                                                                    __________
NET ASSETS AT DECEMBER 31, 1995                                       960,878
























See accompanying notes.
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                      STATEMENTS OF CHANGES IN NET ASSETS
         For the years ended December 31, 1995 and 1996, Except as Noted
                                 (Continued)
                            (Dollars in thousands)

                                                                    Combined
                                                                   ___________
INCREASE (DECREASE) IN NET ASSETS
  Operations:
  Net investment income (loss)                                        $44,388
  Net realized gain (loss) on investments                              21,659
  Net unrealized appreciation (depreciation) of investments            37,651
                                                                   ___________
  Net increase (decrease) in net assets resulting from operations     103,698

  Changes from principal transactions:
  Purchase payments                                                   176,412
  Contract distributions and terminations                            (155,860)
  Transfer payments from (to) Fixed Accounts and other Divisions       98,017
  Addition to (reallocation from) assets retained in the Account
   by Golden American Life Insurance Company                            1,428
                                                                   ___________
  Increase (decrease) in net assets derived from principal
   transactions                                                       119,997
                                                                   ___________
  Total increase (decrease)                                           223,695
                                                                   ___________
NET ASSETS AT DECEMBER 31, 1996                                    $1,184,573
                                                                   ===========

























See accompanying notes.
                    GOLDEN AMERICAN LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT B
                        NOTES TO FINANCIAL STATEMENTS
                              December 31, 1996


NOTE 1 - ORGANIZATION
Separate Account B (the "Account") was established on June 14, 1988, by Golden American Life Insurance Company ("Golden American"), under Minnesota insurance law to support the operations of variable annuity contracts ("Contracts"). Effective September 30, 1992, Golden American became a wholly-owned subsidiary of BT Variable, Inc. ("BTV"), an indirect wholly-owned subsidiary of Bankers Trust Company. Effective December 30, 1993, Golden American was redomesticated from the State of Minnesota to the State of Delaware. Effective August 13, 1996, Equitable of Iowa Companies acquired all of the outstanding capital stock of BTV. As of August 14, 1996, BT Variable, Inc.'s name was changed to EIC Variable, Inc. These transactions had no effect on the accompanying financial statements. Golden American is primarily engaged in the issuance of variable insurance products and is licensed as a life insurance company in the District of Columbia and all states except New York.

Operations of the Account commenced on January 25, 1989. The Account is registered as a unit investment trust with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. Golden American provides for variable accumulation and benefits under the contracts by crediting annuity considerations to one or more divisions within the Account or to the Golden American Guaranteed Interest Division, the Golden American Fixed Interest Division and the Fixed Separate Account, which are not part of the Account, as directed by the Contractowners. The portion of the Account's assets applicable to Contracts will not be chargeable with liabilities arising out of any other business Golden American may conduct, but obligations of the Account, including the promise to make benefit payments, are obligations of Golden American. The assets and liabilities of the Account are clearly identified and distinguished from the other assets and liabilities of Golden American.

At December 31, 1996, the Account had, under GoldenSelect Contracts, seventeen investment divisions: the Liquid Asset, the Limited Maturity Bond, the Natural Resources, the All-Growth, the Real Estate, the Fully Managed, the Multiple Allocation, the Capital Appreciation, the Rising Dividends, the Emerging Markets, the Market Manager, the Value Equity (commenced operations January,
1995), the Strategic Equity (commenced operations October, 1995), the Small Cap (commenced operations January, 1996), the Managed Global and the OTC (commenced operations September, 1996) and the Growth & Income (commenced operations September, 1996) Divisions ("Divisions"). The Managed Global Division was formerly the Managed Global Account of Golden American's Separate Account D from October 12, 1992 until September 3, 1996. The assets in each Division are invested in shares of a designated series ("Series," which may also be referred to as "Portfolio") of mutual funds of The GCG Trust or the Equi-Select Series Trust (the "Trusts"). Effective January, 1997, the name of the Natural Resource Division was changed to the Hard Assets Division. Effective February, 1997, the Research, the Total Return, and the Value + Growth Divisions commenced operations. The Account also includes The Fund For Life Division, which is not included in the accompanying financial statements, and which ceased to accept new Contracts effective December 31, 1994.

The Market Manager Division was open for investment for only a brief period during 1994 and 1995. This Division is now closed and contractowners are not permitted to direct their investments into this Division. Contractowners with investments in the Market Manager Division were permitted to elect to update their contracts to DVA PLUS contracts.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies of the
Account:

Use of Estimates: The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Investments: Investments are made in shares of a Series or Portfolio of the Trusts and are valued at the net asset value per share of the respective Series or Portfolio of the Trusts. Investment transactions in each Series or Portfolio of the Trusts are recorded on the trade date. Distributions of net investment income and capital gains of each Series or Portfolio of the Trusts are recognized on the ex-distribution date. Realized gains and losses on redemptions of the shares of the Series or Portfolio of the Trusts are determined on the specific identification basis.

Federal Income Taxes: Operations of the Account form a part of, and are taxed with, the total operations of Golden American which is taxed as a life insurance company under the Internal Revenue Code. Earnings and realized capital gains of the Account attributable to the Contractowners are excluded in the determination of the federal income tax liability of Golden American.

Reclassification: Certain amounts in the 1995 financial statements have been reclassified to conform to the 1996 financial statement presentation.

NOTE 3 - CHARGES AND FEES
Contracts currently being sold include the DVA 100, DVA Series 100 and the DVA PLUS. The DVA PLUS has three different death benefit options referred to as Standard, Annual Ratchet and 7% Solution. Golden American discontinued external sales of DVA 80 in May 1991. In December 1995, Golden American also discontinued external sales of DVA 100, however, they continued to be available to Golden American employees and agents. Under the terms of the Contracts, certain charges are allocated to the Contracts to cover Golden American's expenses in connection with the issuance and administration of the Contracts. Following is a summary of these charges:

Mortality and Expense Risk and Other Charges

  Mortality and Expense Risk Charges: Golden American assumes mortality and expense risks related to the operations of the Account and, in accordance with the terms of the Contracts, deducts a daily charge from the assets of the Account. Daily charges are deducted at annual rates of .80%, .90%, 1.25%, 1.10%, 1.25% and 1.40% of the assets attributable to the DVA 80, DVA 100, DVA Series 100, DVA PLUS-Standard, DVA PLUS-Annual Ratchet and DVA PLUS-7% Solution, respectively, to cover these risks.

  Asset Based Administrative Charges: A daily charge at an annual rate of .10% is deducted from assets attributable to DVA 100 and DVA Series 100 Contracts. A daily charge at an annual rate of .15% is deducted from the assets attributable to DVA PLUS Contracts.

Annual Administrative Charges: An administrative charge of $40 per Contract year is deducted from the accumulation value of Deferred Annuity Contracts to cover ongoing administrative expenses. The charge is incurred on the Contract anniversary date and deducted at the end of the Contract anniversary period. This charge has been waived for certain offerings of the Contracts.

NOTE 3 - CHARGES AND FEES (Continued)
Minimum Death Benefit Guarantee Charges: For certain Contracts, a minimum death benefit guarantee charge of up to $1.20 per $1,000 of guaranteed death benefit per Contract year is deducted from the accumulation value of Deferred Annuity Contracts on each Contract anniversary date.

Contingent Deferred Sales Charges: Under DVA PLUS Contracts issued subsequent to September 1995, a contingent deferred sales charge ("Surrender Charge") is imposed as a percentage of each premium payment if the Contract is surrendered or an excess partial withdrawal is taken during the seven-year period from the date a premium payment is received. The Surrender Charge is imposed at a rate of 7% during the first two complete years after purchase declining to 6%, 5%, 4%, 3% and 1% after the second, third, fourth, fifth and sixth years, respectively.

Other Contract Charges: Under DVA 80, DVA 100 and DVA Series 100 contracts, a charge is deducted from the accumulation value for contracts taking more than one conventional partial withdrawal during a contract year. For DVA 80 and DVA 100 contracts, annual distribution fees are deducted from contract accumulation values.

Deferred Sales Load: Under contracts offered prior to October 1995, a sales load of up to 7 1/2% was applicable to each premium payment for sales-related expenses as specified in the Contracts. For DVA Series 100, the sales load is deducted in equal annual installments over the period the Contract is in force, not to exceed 10 years. For DVA 80 and DVA 100 Contracts, although the sales load is chargeable to each premium when it is received by Golden American, the amount of such charge is initially advanced by Golden American to Contractowners and included in the accumulation value and then deducted in equal installments on each Contract anniversary date over a period of six years. Upon surrender of the Contract, the unamortized deferred sales load is deducted from the accumulation value by Golden American. In addition, when partial withdrawal limits are exceeded, a portion of the unamortized deferred sales load is deducted.

Premium Taxes: For certain contracts, premium taxes are deducted, where applicable, from the accumulation value of each Contract. The amount and timing of the deduction depend on the annuitant's state of residence and currently ranges up to 3.5% of premiums.

Fees Waived by Golden American: Certain charges and fees for various types of Contracts are currently waived by Golden American. Golden American reserves the right to discontinue these waivers at its discretion or to conform with changes in the law.















NOTE 3 - CHARGES AND FEES (Continued)
The net assets retained in the Account by Golden American in the accompanying financial statements represent the unamortized deferred sales load and premium taxes advanced by Golden American, noted above. Net assets retained in the Account by Golden American are as follows:

                                                       Combined
                                        _________________________________
                                             1996              1995
                                        _______________   _______________
                                                (Dollars in thousands)
Balance at beginning of period                 $34,408           $44,008
Sales load advanced                                380             5,370
Premium tax advanced                                11                51
Net transfer (to) from Separate Account
 D, Fixed Account and other Divisions            1,037            (1,956)
Amortization of deferred sales load
 and premium tax                               (12,431)          (13,065)
                                        _______________   _______________
Balance at end of period                       $23,405           $34,408
                                        ===============   ===============



































NOTE 4 - PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments were as follows:

                                          Period Ended December 31,
                            ____________________________________________________

                                       1996                       1995
                            _________________________  _________________________
                             Purchases      Sales       Purchases      Sales
                            _________________________  _________________________
                                            (Dollars in thousands)
The GCG Trust Liquid
 Asset Series                   $64,148      $63,169       $36,373      $45,249
The GCG Trust Limited
 Maturity Bond Series            13,202       23,196        13,148       24,648
The GCG Trust Natural
 Resources Series                22,965       11,706        11,278       19,076
The GCG Trust All-Growth
 Series                          10,482       22,833        21,261       11,424
The GCG Trust Real
 Estate Series                   12,388        5,777         4,524       10,440
The GCG Trust Fully
 Managed Series                  22,506       14,263        13,980       13,106
The GCG Trust Multiple
 Allocation Series               28,625       62,678        29,322       52,281
The GCG Trust Capital
 Appreciation Series             32,609       21,360        28,436       12,469
The GCG Trust Rising
 Dividends Series                41,303       14,500        19,522        6,361
The GCG Trust Emerging
 Markets Series                  11,043       13,496        10,584       27,621
The GCG Trust Market
 Manager Series                     449        1,388         3,057          832
The GCG Trust Value
 Equity Series                   20,546        8,015        29,104        3,199
The GCG Trust Strategic
 Equity Series                   20,731        1,702         8,151          142
The GCG Trust Small
 Cap Series                      47,577       15,201            --           --
The GCG Trust Managed
 Global Series                   85,923        4,148            --           --
Equi-Select Series Trust
 OTC Portfolio                    4,644          164            --           --
Equi-Select Series Trust
 Growth & Income Portfolio        8,037           49            --           --
                            ____________ ____________  ____________ ____________
                               $447,178     $283,645      $228,740     $226,848
                            ============ ============  ============ ============







NOTE 5 - SUMMARY OF CHANGES FROM UNIT TRANSACTIONS
Contractowners transactions shown in the following table reflect gross inflows ("Purchases") and outflows ("Sales") in units for each Division. The activity includes contractowners electing to update a DVA 100 or DVA Series 100 contracts to a DVA PLUS contract beginning in October 1995. Updates to DVA PLUS contracts result in both a sale (surrender of the old contract) and a purchase (acquisition of the new contract). All of the purchase transactions for the Market Manager Division resulted from such updates.

Contractowner transactions in units were as follows:

                                            Period Ended December 31,
                              __________________________________________________

                                        1996                      1995
                              ________________________  ________________________
                               Purchases      Sales      Purchases      Sales
                              ________________________  ________________________

Liquid Asset Division           5,982,248   6,003,930     3,119,370   3,934,332
Limited Maturity Bond Division    829,366   1,824,946     1,096,937   1,842,599
Natural Resources Division      1,374,569     978,096       835,272   1,412,435
All-Growth Division             1,228,512   2,169,543     1,548,525   1,094,131
Real Estate Division              754,585     552,462       322,375     802,601
Fully Managed Division          1,450,300   1,450,120     1,020,546   1,063,678
Multiple Allocation Division    1,330,139   4,486,173     1,057,363   3,678,129
Capital Appreciation Division   2,032,074   1,900,755     1,740,091   1,248,056
Rising Dividends Division       3,448,184   1,678,751     1,883,516     753,983
Emerging Markets Division       1,573,766   1,768,185     1,386,840   3,143,521
Market Manager Division             7,958     106,893       282,507     142,437
Value Equity Division           1,834,937   1,024,120     2,459,134     333,200
Strategic Equity Division       2,083,197     353,766       848,555      45,767
Small Cap Division              4,912,458   2,122,101            --          --
Managed Global Division         8,792,080     716,753            --          --
OTC Division                      316,184      26,607            --          --
Growth & Income Division          697,746      35,755            --          --




















NOTE 6 - NET ASSETS
Net assets at December 31, 1996 consisted of the following:

                                           Limited
                              Liquid      Maturity      Natural        All-
                              Asset         Bond       Resources      Growth
                             Division     Division      Division     Division
                           ____________ _____________ ____________ _____________
                                            (Dollars in thousands)
Unit transactions              $32,438       $42,710      $29,064       $67,465
Accumulated net investment
 income (loss)                   5,038        12,389       10,233         7,934
Net unrealized appreciation
 (depreciation) of
 investments                        --          (765)       4,004         1,443
                           ____________ _____________ ____________ _____________
                               $37,476       $54,334      $43,301       $76,842
                           ============ ============= ============ =============

                               Real         Fully       Multiple      Capital
                              Estate       Managed     Allocation  Appreciation
                             Division     Division      Division     Division
                           ____________ _____________ ____________ _____________
                                            (Dollars in thousands)
Unit transactions              $32,124      $100,420     $184,144       $96,189
Accumulated net investment
 income (loss)                   7,542        19,186       80,907        27,156
Net unrealized appreciation
 (depreciation) of
 investments                    11,015        14,825        5,376        22,644
                           ____________ _____________ ____________ _____________
                               $50,681      $134,431     $270,427      $145,989
                           ============ ============= ============ =============

                              Rising      Emerging       Market        Value
                            Dividends      Markets      Manager       Equity
                             Division     Division      Division     Division
                           ____________ _____________ ____________ _____________
                                            (Dollars in thousands)
Unit transactions              $91,082       $48,602       $3,327       $36,655
Accumulated net
 investment income (loss)        4,742        (8,904)         964         3,735
Net unrealized appreciation
 (depreciation) of
 investments                    27,749        (2,545)       1,188         2,471
                           ____________ _____________ ____________ _____________
                              $123,573       $37,153       $5,479       $42,861
                           ============ ============= ============ =============


NOTE 6 - NET ASSETS - (Continued)

                            Strategic                   Managed
                              Equity      Small Cap      Global
                             Division     Division      Division
                           ____________ _____________ ____________
                                    (Dollars in thousands)
Unit transactions              $26,740       $32,726      $82,081
Accumulated net
 investment income (loss)          443          (344)        (234)
Net unrealized appreciation
 (depreciation) of
 investments                     2,675           674        4,419
                           ____________ _____________ ____________
                               $29,858       $33,056      $86,266
                           ============ ============= ============

                                          Growth &
                               OTC         Income
                             Division     Division      Combined
                           ____________ _____________ ____________
                                   (Dollars in thousands)
Unit transactions               $4,491        $8,005     $918,263
Accumulated net
 investment income (loss)          205             1      170,993
Net unrealized appreciation
 (depreciation) of
 investments                      (125)          269       95,317
                           ____________ _____________ ____________
                                $4,571        $8,275   $1,184,573
                           ============ ============= ============























NOTE 7 - UNIT VALUES
Accumulation unit value information (which is based on total assets) for units outstanding by contract type as of December 31, 1996 was as follows:


                                                                   Total Unit
            Series                    Units       Unit Value         Value
_______________________________________________________________________________
                                                                 (in thousands)
LIQUID ASSET
 Currently payable annuity products:
  DVA 80                                 1,451        $13.984              $20
  DVA 100                                4,396         13.762               61
 Contracts in accumulation period:
  DVA 80                               463,720         13.984            6,485
  DVA 100                            1,703,328         13.762           23,441
  DVA Series 100                        19,543         13.380              262
  DVA PLUS - Standard                   76,505         13.506            1,033
  DVA PLUS - Annual Ratchet             84,960         13.347            1,134
  DVA PLUS - 7% Solution               383,231         13.188            5,054
                                                                 ______________
                                                                        37,490

LIMITED MATURITY BOND
 Currently payable annuity products:
  DVA 80                                22,205         15.839              352
  DVA 100                               27,295         15.588              425
 Contracts in accumulation period:
  DVA 80                                81,730         15.839            1,295
  DVA 100                            2,859,817         15.588           44,579
  DVA Series 100                        32,874         15.156              498
  DVA PLUS - Standard                   83,927         15.312            1,285
  DVA PLUS - Annual Ratchet             46,293         15.130              701
  DVA PLUS - 7% Solution               349,417         14.951            5,224
                                                                 ______________
                                                                        54,359

NATURAL RESOURCES
 Currently payable annuity products:
  DVA 80                                 2,262         20.589               46
  DVA 100                               21,633         20.262              438
 Contracts in accumulation period:
  DVA 80                               209,024         20.589            4,304
  DVA 100                            1,404,857         20.262           28,466
  DVA Series 100                        36,118         19.700              712
  DVA PLUS - Standard                   94,213         19.886            1,873
  DVA PLUS - Annual Ratchet             43,232         19.650              850
  DVA PLUS - 7% Solution               341,711         19.417            6,635
                                                                 ______________
                                                                        43,324






NOTE 7 - UNIT VALUES (Continued)

                                                                   Total Unit
            Series                    Units       Unit Value         Value
_______________________________________________________________________________
                                                                 (in thousands)
ALL-GROWTH
 Currently payable annuity products:
  DVA 80                                 6,691        $14.337              $96
  DVA 100                               36,473         14.110              515
 Contracts in accumulation period:
  DVA 80                               151,395         14.337            2,170
  DVA 100                            4,238,780         14.110           59,809
  DVA Series 100                        23,840         13.718              327
  DVA PLUS - Standard                  129,648         13.848            1,795
  DVA PLUS - Annual Ratchet            146,161         13.684            2,000
  DVA PLUS - 7% Solution               752,345         13.521           10,173
                                                                 ______________
                                                                        76,885

REAL ESTATE
 Currently payable annuity products:
  DVA 80                                 7,224         22.048              159
  DVA 100                               35,685         21.699              774
 Contracts in accumulation period:
  DVA 80                               109,273         22.048            2,409
  DVA 100                            1,704,684         21.699           36,990
  DVA Series 100                        14,864         21.097              314
  DVA PLUS - Standard                   54,229         21.295            1,155
  DVA PLUS - Annual Ratchet             42,710         21.043              899
  DVA PLUS - 7% Solution               384,928         20.794            8,004
                                                                 ______________
                                                                        50,704

FULLY MANAGED
 Currently payable annuity products:
  DVA 80                                 9,341         18.115              169
  DVA 100                               90,888         17.828            1,620
 Contracts in accumulation period:
  DVA 80                               159,907         18.115            2,897
  DVA 100                            5,978,934         17.828          106,595
  DVA Series 100                        21,625         17.334              375
  DVA PLUS - Standard                  203,891         17.497            3,568
  DVA PLUS - Annual Ratchet            173,475         17.290            2,999
  DVA PLUS - 7% Solution               952,517         17.085           16,273
                                                                 ______________
                                                                       134,496









NOTE 7 - UNIT VALUES (Continued)

                                                                   Total Unit
            Series                    Units       Unit Value         Value
_______________________________________________________________________________
                                                                 (in thousands)
MULTIPLE ALLOCATION
 Currently payable annuity products:
  DVA 80                                35,810        $18.595             $666
  DVA 100                              131,617         18.300            2,409
 Contracts in accumulation period:
  DVA 80                               739,049         18.595           13,742
  DVA 100                           12,268,326         18.300          224,510
  DVA Series 100                        99,857         17.792            1,777
  DVA PLUS - Standard                  289,954         17.960            5,207
  DVA PLUS - Annual Ratchet            150,732         17.747            2,675
  DVA PLUS - 7% Solution             1,117,238         17.537           19,593
                                                                 ______________
                                                                       270,579

CAPITAL APPRECIATION
 Currently payable annuity products:
  DVA 80                                14,341         17.816              255
  DVA 100                               72,413         17.649            1,278
 Contracts in accumulation period:
  DVA 80                               108,583         17.816            1,934
  DVA 100                            6,632,504         17.649          117,056
  DVA Series 100                        35,436         17.359              615
  DVA PLUS - Standard                  162,558         17.463            2,839
  DVA PLUS - Annual Ratchet            174,592         17.343            3,028
  DVA PLUS - 7% Solution             1,106,359         17.222           19,054
                                                                 ______________
                                                                       146,059

RISING DIVIDENDS
 Currently payable annuity products:
  DVA 80                                 6,467         15.984              103
  DVA 100                               27,116         15.880              431
 Contracts in accumulation period:
  DVA 80                               122,375         15.984            1,956
  DVA 100                            5,269,251         15.880           83,674
  DVA Series 100                        77,854         15.698            1,222
  DVA PLUS - Standard                  297,973         15.769            4,699
  DVA PLUS - Annual Ratchet            355,191         15.694            5,575
  DVA PLUS - 7% Solution             1,663,079         15.619           25,976
                                                                 ______________
                                                                       123,636









NOTE 7 - UNIT VALUES (Continued)

                                                                   Total Unit
            Series                    Units       Unit Value         Value
_______________________________________________________________________________
                                                                 (in thousands)
EMERGING MARKETS
 Currently payable annuity products:
  DVA 80                                 1,604         $9.915              $16
  DVA 100                               23,151          9.850              228
 Contracts in accumulation period:
  DVA 80                               125,073          9.915            1,240
  DVA 100                            2,729,245          9.850           26,884
  DVA Series 100                        28,101          9.738              274
  DVA PLUS - Standard                   97,857          9.782              957
  DVA PLUS - Annual Ratchet            102,267          9.735              995
  DVA PLUS - 7% Solution               679,247          9.688            6,581
                                                                 ______________
                                                                        37,175

MARKET MANAGER
 Contracts in accumulation period:
  DVA 100                              373,579         14.641            5,469
  DVA PLUS - 7% Solution                 7,958         14.451              115
                                                                 ______________
                                                                         5,584

VALUE EQUITY
 Currently payable annuity products:
  DVA 80                                   534         14.722                8
  DVA 100                                8,244         14.664              121
 Contracts in accumulation period:
  DVA 80                                37,810         14.722              557
  DVA 100                            1,379,397         14.664           20,227
  DVA Series 100                        27,355         14.562              398
  DVA PLUS - Standard                  181,354         14.609            2,649
  DVA PLUS - Annual Ratchet            249,994         14.567            3,642
  DVA PLUS - 7% Solution             1,052,064         14.525           15,282
                                                                 ______________
                                                                        42,884

STRATEGIC EQUITY
 Currently payable annuity products:
  DVA 100                               37,512         11.830              444
 Contracts in accumulation period:
  DVA 80                                95,398         11.860            1,131
  DVA 100                              793,292         11.830            9,384
  DVA Series 100                        35,219         11.778              415
  DVA PLUS - Standard                  370,536         11.805            4,374
  DVA PLUS - Annual Ratchet            231,567         11.785            2,729
  DVA PLUS - 7% Solution               968,694         11.764           11,396
                                                                 ______________
                                                                        29,873



NOTE 7 - UNIT VALUES (Continued)

                                                                   Total Unit
            Series                    Units       Unit Value         Value
_______________________________________________________________________________
                                                                 (in thousands)
SMALL CAP
 Currently payable annuity products:
  DVA 100                               13,782        $11.890             $164
 Contracts in accumulation period:
  DVA 80                                85,117         11.914            1,014
  DVA 100                              908,778         11.890           10,806
  DVA Series 100                        40,332         11.848              478
  DVA PLUS - Standard                  198,338         11.860            2,352
  DVA PLUS - Annual Ratchet            227,347         11.843            2,692
  DVA PLUS - 7% Solution             1,316,663         11.825           15,569
                                                                 ______________
                                                                        33,075

MANAGED GLOBAL
 Currently payable annuity products:
  DVA 80                                 5,665         10.829               61
  DVA 100                               32,523         10.740              349
 Contracts in accumulation period:
  DVA 80                                89,636         10.829              971
  DVA 100                            6,049,685         10.740           64,973
  DVA Series 100                        64,797         10.589              686
  DVA PLUS - Standard                  226,224         10.620            2,402
  DVA PLUS - Annual Ratchet            231,774         10.554            2,446
  DVA PLUS - 7% Solution             1,375,023         10.488           14,422
                                                                 ______________
                                                                        86,310

OTC
 Contracts in accumulation period:
  DVA 80                                 2,623         15.932               42
  DVA 100                              167,020         15.860            2,649
  DVA Series 100                         5,670         15.735               89
  DVA PLUS - Standard                   29,878         15.772              471
  DVA PLUS - Annual Ratchet             28,223         15.696              443
  DVA PLUS - 7% Solution                56,163         15.665              880
                                                                 ______________
                                                                         4,574

GROWTH & INCOME
 Contracts in accumulation period:
  DVA 80                                 8,340         12.542              104
  DVA 100                              389,432         12.523            4,877
  DVA Series 100                         2,225         12.489               28
  DVA PLUS - Standard                   50,199         12.499              627
  DVA PLUS - Annual Ratchet             38,037         12.486              475
  DVA PLUS - 7% Solution               173,758         12.471            2,167
                                                                 ______________
                                                                         8,278


   [GOLDEN AMERICAN LIFE INSURANCE LOGO ]

                                 ANNUAL REPORT

                               ------------------

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D
                                       OF
                     GOLDEN AMERICAN LIFE INSURANCE COMPANY

                               ------------------

                               DECEMBER 31, 1995

 GoldenSelect products are issued by Golden American Life Insurance Company and distributed by
      Directed Services, Inc., both subsidiaries of Bankers Trust Company

Golden American Life Insurance Company
A SUBSIDIARY OF BANKERS TRUST COMPANY

1001 JEFFERSON STREET, SUITE 400, WILMINGTON, DE 19801         TEL: 302-576-3400
                                                               FAX: 302-576-3450

                                                               February 21, 1996

Dear Contractholder:

I am pleased to provide you with the 1995 Annual Report for The Managed Global Account of Separate Account D. This portfolio invests in a wide range of equity, debt securities and money market instruments worldwide. It has been managed by Warburg, Pincus Counsellors, Inc. since July, 1994 and seeks high total investment returns consistent with prudent regard for capital preservation.

Included in the Annual Report is a report of Warburg, Pincus Counsellors, Inc. Warburg, Pincus' comments reflect their views as of the date written, and are subject to change at any time.

If you have any questions or would like additional information, please call Golden American customer service: 1-800-366-0066. We would be pleased to assist you.

Thank you for your continued support of GoldenSelect products. We look forward to serving you in 1996 and beyond.

Sincerely.

/s/ Terry L. Kendall

Terry L. Kendall
President

MANAGED GLOBAL ACCOUNT

The objective of the GoldenSelect Managed Global Account of Separate Account D is long-term capital appreciation and international diversification.

The year saw fairly wide divergences in performance among foreign markets. Most European exchanges recorded solid gains, while many of the emerging markets, particularly in Asia, suffered losses. Japan, after falling sharply in the year's first six months, staged a powerful recovery at midyear and finished the year even.

Japan remains the Account's largest commitment to a single country, at 32% of the portfolio. The Portfolio Manager is encouraged by developments in the Japanese economy, and is equally optimistic about the stock market's prospects in 1996.

Emerging markets, collectively, suffered in 1995, and as a result valuations are now lower than they have been in several years. The Portfolio Manager sees many attractive opportunities in emerging markets as 1996 begins, particularly in Asia, which represents the major focus of the Account's emerging-market exposure.

As 1996 begins, the Portfolio Manager's outlook on international equity markets is, in general, positive, and believes that the Account is well-positioned with regard to its regional and country allocations and its specific holdings.

                                          WARBURG, PINCUS COUNSELLORS, INC.

TOP FIVE HOLDINGS AS OF DECEMBER 31, 1995:

1. Banco De Santander S.A., ADR...................................................       4.0%
2. Canon Inc......................................................................       3.7%
3. East Japan Railway Company.....................................................       3.1%
4. Nippon Telegraph & Telephone Corporation.......................................       3.0%
5. VA Technologie AG..............................................................       3.0%

ASSET DISTRIBUTION BY COUNTRY

The following table replaces a pie chart showing asset distribution by country as a precentage of total investments.

                    Other............................... 36.4%
                    Argentina...........................  4.0%
                    Spain...............................  4.0%
                    Hong Kong...........................  4.1%
                    New Zealand.........................  6.0%
                    France..............................  6.1%
                    Great Britain.......................  7.4%
                    Japan............................... 32.0%

--------------------------------------------------------------------------------
   STATEMENT OF ASSETS AND LIABILITIES

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D

                               DECEMBER 31, 1995

ASSETS
  Investments, at value (Cost $67,478,262) (Notes 1 and 3)...........................................................  $  70,981,052
  Cash...............................................................................................................         78,896
  Receivables:
     Investment securities sold......................................................................................      1,336,669
     Dividends and interest..........................................................................................         99,399
     Premium payments and reallocations..............................................................................         20,839
  Net unrealized appreciation of forward foreign currency exchange contracts.........................................        351,688
  Prepaid expenses and other assets..................................................................................          9,271
                                                                                                                       -------------
     Total Assets....................................................................................................     72,877,814

LIABILITIES
  Payables:
     Investment securities purchased.................................................................................        334,419
     Surrenders, withdrawals and reallocations.......................................................................         58,577
     Golden American for contract related expenses (Note 2)..........................................................         43,558
  Accrued management and organization fees (Note 2)..................................................................          1,684
  Accrued expenses...................................................................................................         64,469
                                                                                                                       -------------
     Total Liabilities...............................................................................................        502,707
                                                                                                                       -------------
     Total Net Assets................................................................................................  $  72,375,107
                                                                                                                       -------------
                                                                                                                       -------------

NET ASSETS
  For variable annuity contracts.....................................................................................  $  69,499,713
  Retained in The Managed Global Account of Separate Account D by Golden American (Note 2)...........................      2,875,394
                                                                                                                       -------------
     Total Net Assets................................................................................................  $  72,375,107
                                                                                                                       -------------
                                                                                                                       -------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   STATEMENT OF OPERATIONS

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D

                      FOR THE YEAR ENDED DECEMBER 31, 1995

INVESTMENT INCOME:
  Interest (net of foreign withholding taxes of $3,203)..............................................................  $     92,139
  Dividends (net of foreign withholding taxes of $149,639)...........................................................     1,207,385
                                                                                                                        ------------
     Total Investment Income.........................................................................................     1,299,524
                                                                                                                        ------------

EXPENSES:
  Mortality and expense risk and asset based administrative charges (Note 2).........................................       739,881
  Management and advisory fees (Note 2)..............................................................................       734,700
  Custodian fees (Note 2)............................................................................................       111,693
  Accounting fees....................................................................................................        51,766
  Auditing fees......................................................................................................        23,639
  Printing and mailing...............................................................................................        14,268
  Board of governors' fees and expenses (Note 2).....................................................................         5,987
  Legal fees.........................................................................................................         3,818
  Other..............................................................................................................        40,556
                                                                                                                        ------------
     Total Expenses..................................................................................................     1,726,308
  Less amounts paid by the investment manager pursuant to expense limitation agreement (Note 2)......................       (63,386)
                                                                                                                        ------------
     Net Expenses....................................................................................................     1,662,922
                                                                                                                        ------------
NET INVESTMENT LOSS..................................................................................................      (363,398)
                                                                                                                        ------------

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
  Net realized gain/(loss) from:
     Security transactions...........................................................................................    (6,119,111)
     Forward foreign currency exchange contracts.....................................................................     1,952,175
     Foreign currency transactions...................................................................................        (4,990)
  Net change in unrealized appreciation of:
     Securities......................................................................................................     7,765,310
     Forward foreign currency exchange contracts.....................................................................       351,688
     Other assets and liabilities denominated in foreign currencies..................................................         3,323
                                                                                                                        ------------
  Net realized and unrealized gain on investments....................................................................     3,948,395
                                                                                                                        ------------
     Net increase in net assets resulting from operations............................................................  $  3,584,997
                                                                                                                        ------------
                                                                                                                        ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   STATEMENT OF CHANGES IN NET ASSETS

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D

                                                                                                        YEAR ENDED     YEAR ENDED
                                                                                                       DECEMBER 31,   DECEMBER 31,
                                                                                                           1995           1994
                                                                                                       -------------  -------------

INCREASE/(DECREASE) IN NET ASSETS

OPERATIONS:
  Net investment loss................................................................................  $    (363,398) $    (259,767)
  Net realized loss on securities, forward foreign currency exchange contracts and foreign currency
     transactions....................................................................................     (4,171,926)    (1,363,558)
  Net unrealized appreciation/(depreciation) of securities, forward foreign currency exchange
     contracts and other assets and liabilities denominated in foreign currencies....................      8,120,321    (11,511,952)
                                                                                                       -------------  -------------
  Net increase/(decrease) in net assets resulting from operations....................................      3,584,997    (13,135,277)
                                                                                                       -------------  -------------

CONTRACT RELATED TRANSACTIONS:
  Premiums...........................................................................................      6,235,725     22,680,207
  Benefits, surrenders and other withdrawals.........................................................     (9,881,861)    (8,496,158)
  Net transfers (to) from Separate Account B, Fixed Account and Golden American......................    (12,563,025)    (2,244,552)
  Contract related charges and fees (Note 2).........................................................     (1,209,284)    (1,073,158)
                                                                                                       -------------  -------------
  Net increase/(decrease) in net assets resulting from contract related transactions.................    (17,418,445)    10,866,339
                                                                                                       -------------  -------------
  Net decrease in net assets.........................................................................    (13,833,448)    (2,268,938)

NET ASSETS:
  Beginning of year..................................................................................     86,208,555     88,477,493
                                                                                                       -------------  -------------
  End of year........................................................................................  $  72,375,107  $  86,208,555
                                                                                                       -------------  -------------
                                                                                                       -------------  -------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS


                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D

   FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH YEAR FOR THE DVA 100.

                                                                               YEAR        YEAR        YEAR       PERIOD
                                                                               ENDED       ENDED       ENDED       ENDED
                                                                             12/31/95   12/31/94**   12/31/93    12/31/92*
                                                                             ---------  -----------  ---------  -----------
Accumulation unit value, beginning of year.................................  $   9.091   $  10.518   $  10.008   $  10.000
                                                                             ---------  -----------  ---------  -----------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income/(loss) #.............................................     (0.044)     (0.030)     (0.046)      0.022
Net realized and unrealized gain/(loss) on investments.....................      0.612      (1.397)      0.556      (0.014)
                                                                             ---------  -----------  ---------  -----------
Total from investment operations...........................................      0.568      (1.427)      0.510       0.008
                                                                             ---------  -----------  ---------  -----------
Accumulation unit value, end of year.......................................  $   9.659   $   9.091   $  10.518   $  10.008
                                                                             ---------  -----------  ---------  -----------
                                                                             ---------  -----------  ---------  -----------
Total return...............................................................       6.25%     (13.57)%      5.10%       0.08%++
                                                                             ---------  -----------  ---------  -----------
                                                                             ---------  -----------  ---------  -----------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's).........................................  $  68,283    $  83,702  $  85,702    $  38,699
Ratio of operating expenses to average net assets..........................       2.27%        2.31%      2.68%        2.46%+
Decrease reflected in above expense ratio due to expense limitations.......       0.08%        0.09%      0.03%          --
Ratio of net investment income/(loss) to average net assets................     (0.50)%       (0.31)%    (0.44)%       1.78%+

------------------
 * These units were available for sale on October 21, 1992.
** On July 1, 1994 Warburg, Pincus Counsellors, Inc. became Portfolio Manager of the Account. Prior to that date the Account had been advised by another Portfolio Manager.
 + Annualized
 ++ Non-annualized
 # Per unit numbers have been calculated using the average unit method, which more appropriately presents the per unit data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D

   FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH YEAR FOR THE DVA 80.

                                                                                                YEAR         YEAR       PERIOD
                                                                                                ENDED        ENDED       ENDED
                                                                                              12/31/95    12/31/94**   12/31/93*
                                                                                             -----------  -----------  ---------
Accumulation unit value, beginning of year.................................................   $   9.130    $  10.541   $  10.420
                                                                                             -----------  -----------  ---------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss #......................................................................      (0.027)      (0.011)     (0.005)
Net realized and unrealized gain/(loss) on investments.....................................       0.617       (1.400)      0.126
                                                                                             -----------  -----------  ---------
Total from investment operations...........................................................       0.590       (1.411)      0.121
                                                                                             -----------  -----------  ---------
Accumulation unit value, end of year.......................................................   $   9.720    $   9.130   $  10.541
                                                                                             -----------  -----------  ---------
                                                                                             -----------  -----------  ---------
Total return...............................................................................        6.46%      (13.39)%      1.16%++
                                                                                             -----------  -----------  ---------
                                                                                             -----------  -----------  ---------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's).........................................................   $   1,047    $   1,877   $   2,087
Ratio of operating expenses to average net assets..........................................        2.07%        2.11%       2.48%+
Decrease reflected in above expense ratio due to expense limitations.......................        0.08%        0.09%       0.03%+
Ratio of net investment loss to average net assets.........................................       (0.30)%      (0.11)%     (0.24)%+

------------------
 * These units were available for sale on October 14, 1993.
** On July 1, 1994 Warburg, Pincus Counsellors, Inc. became Portfolio Manager of the Account. Prior to that date the Account had been advised by another Portfolio Manager.
 + Annualized
 ++ Non-annualized
 # Per unit numbers have been calculated using the average unit method, which more appropriately presents the per unit data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D


 FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT EACH YEAR FOR THE DVA SERIES 100.


                                                                                                YEAR         YEAR       PERIOD
                                                                                                ENDED        ENDED       ENDED
                                                                                              12/31/95    12/31/94**   12/31/93*
                                                                                             -----------  -----------  ---------
Accumulation unit value, beginning of year.................................................   $   9.027    $  10.481   $  10.536
                                                                                             -----------  -----------  ---------
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss #......................................................................      (0.076)      (0.066)     (0.036)
Net realized and unrealized gain/(loss) on investments.....................................       0.607       (1.388)     (0.019)
                                                                                             -----------  -----------  ---------
Total from investment operations...........................................................       0.531       (1.454)     (0.055)
                                                                                             -----------  -----------  ---------
Accumulation unit value, end of year.......................................................   $   9.558    $   9.027   $  10.481
                                                                                             -----------  -----------  ---------
                                                                                             -----------  -----------  ---------
Total return...............................................................................        5.87%      (13.87)%     (0.52)%++
                                                                                             -----------  -----------  ---------
                                                                                             -----------  -----------  ---------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's).........................................................   $     545    $     630   $     688
Ratio of operating expenses to average net assets..........................................        2.62%        2.66%       3.02%+
Decrease reflected in above expense ratio due to expense limitations.......................        0.08%        0.09%       0.03%+
Ratio of net investment loss to average net assets.........................................       (0.85)%      (0.66)%     (0.79)%+

------------------
 * These units were available for sale on April 27, 1993.
** On July 1, 1994 Warburg, Pincus Counsellors, Inc. became Portfolio Manager of the Account. Prior to that date the Account had been advised by another Portfolio Manager.
 + Annualized
 ++ Non-annualized
 # Per unit numbers have been calculated using the average unit method, which more appropriately presents the per unit data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   FINANCIAL HIGHLIGHTS

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D

          FOR AN ACCUMULATION UNIT OUTSTANDING THROUGHOUT THE PERIOD.

                                                                                  DVA PLUS-      DVA PLUS-       DVA PLUS-
                                                                                  STANDARD    ANNUAL RATCHET    7% SOLUTION
                                                                                 -----------  ---------------  -------------
                                                                                   PERIOD         PERIOD          PERIOD
                                                                                    ENDED          ENDED           ENDED
                                                                                  12/31/95*      12/31/95*       12/31/95*
                                                                                 -----------  ---------------  -------------
Accumulation unit value, beginning of period...................................   $   9.323      $   9.282       $   9.240
                                                                                 -----------  ---------------  -------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss #..........................................................      (0.013)        (0.013)         (0.013)
Net realized and unrealized gain on investments................................       0.266          0.262           0.259
                                                                                 -----------  ---------------  -------------
Total from investment operations...............................................       0.253          0.249           0.246
                                                                                 -----------  ---------------  -------------
Accumulation unit value, end of period.........................................   $   9.576      $   9.531       $   9.486
                                                                                 -----------  ---------------  -------------
                                                                                 -----------  ---------------  -------------
Total return...................................................................        2.71%++        2.69%++         2.66%++
                                                                                 -----------  ---------------  -------------
                                                                                 -----------  ---------------  -------------
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........................................   $     256      $     262       $   1,982
Ratio of operating expenses to average net assets..............................        2.40%+         2.55%+          2.60%+
Decrease reflected in above expense ratio due to expense limitations...........        0.08%+         0.08%+          0.08%+
Ratio of net investment loss to average net assets.............................       (0.63)%+       (0.78)%+        (0.83)%+

------------------
*  These units were available for sale on October 2, 1995.
+  Annualized
++ Non-annualized
# Per unit numbers have been calculated using the average unit method, which more appropriately presents the per unit data for the period.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS
                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D

                               DECEMBER 31, 1995

                                                       VALUE
    SHARES                                           (NOTE 1)
--------------                                      -----------
COMMON STOCKS -- 93.7%
  ARGENTINA -- 3.9%
         2,318  Banco de Galicia Y Buenos Aires
                  S.A.............................  $    47,809
        21,045  Banco Frances del Rio de la Plata
                  S.A.............................      186,220
        19,320  Banco Frances del Rio de la Plata
                  S.A., ADR.......................      519,225
        61,900  Capex S.A., Class A, GDR**........      897,550
        25,600  Telefonica de Argentina S.A.,
                  ADR.............................      697,600
        21,800  Y.P.F. S.A........................      471,425
                                                    -----------
                                                      2,819,829
                                                    -----------
AUSTRALIA -- 2.6%
        71,312  BTR Ltd. Class A..................      348,227
        51,375  Niugini Mining Ltd.+..............       98,898
       274,500  Pasminco Ltd.+....................      336,637
       212,900  Woodside Petroleum Ltd............    1,088,677
                                                    -----------
                                                      1,872,439
                                                    -----------
AUSTRIA -- 3.0%
        17,000  VA Technologie AG+................    2,159,051
                                                    -----------
BRAZIL -- 0.4%
         9,000  Panamerican Beverages Inc., Class
                  A...............................      288,000
                                                    -----------
CHINA -- 0.4%
        15,000  Jilan Chemical, ADR...............      322,500
                                                    -----------
DENMARK -- 0.3%
        11,100  International Service Systems AS,
                  Class B.........................      249,865
                                                    -----------
FINLAND -- 1.1%
        15,650  Metsa-Serla, Class B..............      482,070
           500  Metra AB, Class B.................       20,688
        11,600  Valmet, Class A...................      287,987
                                                    -----------
                                                        790,745
                                                    -----------
FRANCE -- 6.0%
         9,507  Bouygues..........................      956,907
         4,000  Cetelem...........................      750,145
        47,300  Largardere Groupe.................      868,598
         8,351  Scor S.A..........................      260,703
        19,671  Total S.A., Class B...............    1,326,518
         4,597  Total S.A., ADS...................      156,298
                                                    -----------
                                                      4,319,169
                                                    -----------
GERMANY -- 2.9%
        12,400  Adidas AG.........................      656,318
        11,500  Adidas AG, ADR**..................      302,158
         3,400  Deutsche Bank AG..................      161,156
        13,000  SGL Carbon AG.....................    1,006,276
                                                    -----------
                                                      2,125,908
                                                    -----------
GREAT BRITAIN -- 7.2%
       173,956  British Airport Authority Ord.....    1,310,242
        11,600  Cookson Group PLC.................       55,125
        50,000  Govett & Company Ltd., Ord. PLC...      180,148
        64,000  Grand Metropolitan PLC Ord........      460,682
       156,223  Prudential Corporation PLC........    1,005,637
        31,232  Reckitt & Colman PLC Ord..........      345,589
       630,000  Singer & Friedlander Group PLC....    1,061,553
       295,400  Takare PLC........................      825,761
                                                    -----------
                                                      5,244,737
                                                    -----------

                                                       VALUE
    SHARES                                           (NOTE 1)
--------------                                      -----------
HONG KONG -- 4.1%
       359,000  Citic Pacific Ltd.................  $ 1,228,005
        48,737  HSBC Holdings Ltd.................      737,437
       141,201  Jardine Matheson Holdings Ltd.....      967,227
                                                    -----------
                                                      2,932,669
                                                    -----------
INDIA -- 3.1%
        33,000  Hindalco Industries Ltd., GDR**...    1,126,290
        41,400  India Fund (The) Inc..............      367,425
        51,200  Reliance Industries Ltd., GDS.....      716,800
                                                    -----------
                                                      2,210,515
                                                    -----------
INDONESIA -- 2.3%
        34,500  Bank International Indonesia
                  (Foreign).......................      114,296
        99,000  PT Mulia Industrindo Ord.
                  (Foreign).......................      279,270
        79,500  PT Semen Gresik (Foreign).........      222,523
        10,500  PT Telekomunikas, ADR.............      265,125
       410,000  PT Telekomunikas (Foreign)........      537,940
        19,800  PT Tri Polyta Indonesia, ADR......      272,250
                                                    -----------
                                                      1,691,404
                                                    -----------
ISRAEL -- 1.8%
        75,000  Ampal American Israel Corporation,
                  Class A.........................      393,750
        38,500  ECI Telecom, Ltd..................      878,281
                                                    -----------
                                                      1,272,031
                                                    -----------
JAPAN -- 29.5%
       149,000  Canon Inc.........................    2,698,596
        22,000  Circle K Japan Company Ltd........      969,491
           170  DDI Corporation...................    1,317,191
           458  East Japan Railway Company........    2,226,789
        89,000  Hitachi Ltd.......................      896,465
         2,500  Keyence Corporation...............      288,136
        75,000  Kirin Beverage Corporation........    1,009,685
         5,000  Kyocera Corporation...............      371,429
        11,000  Murata Manufacturing Company
                  Ltd.............................      404,843
        94,000  NEC Corporation...................    1,147,119
        27,000  Nippon Communication Systems
                  Corporation.....................      285,036
           267  Nippon Telegraph & Telephone
                  Corporation.....................    2,161,215
            54  NTT Data Communication Systems
                  Corporation.....................    1,814,818
        40,800  Orix Corporation..................    1,679,419
         6,000  Rohm Company......................      338,789
        20,000  Sony Corporation..................    1,199,031
        33,000  TDK Corporation...................    1,684,358
         3,000  UNY Company.......................       56,368
        21,600  York-Benimaru Company Ltd.........      826,344
                                                    -----------
                                                     21,375,122
                                                    -----------
  KOREA -- 2.5%
         6,600  Mando Machinery Corporation,
                  GDR.............................      173,250
        40,300  Mando Machinery Corporation,
                  GDR**...........................    1,057,875
         5,800  Samsung Electric, GDR.............      559,700
                                                    -----------
                                                      1,790,825
                                                    -----------
  MALAYSIA -- 0.4%
        75,000  Westmont BHD......................      259,873
                                                    -----------
  MEXICO -- 0.4%
        93,000  Gruma S.A., Series B..............      261,581
                                                    -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS --(CONTINUED)

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D

                               DECEMBER 31, 1995

                                                       VALUE
    SHARES                                           (NOTE 1)
--------------                                      -----------
COMMON STOCKS -- (CONTINUED)
  NEW ZEALAND -- 5.9%
     1,313,354  Brierley Investments Ltd..........  $ 1,038,912
       266,300  Fletcher Challenge Ltd............      614,550
       502,522  Fletcher Challenge (Forest
                  Division) Ltd...................      716,182
       538,800  Lion Nathan Ltd...................    1,285,678
        30,000  Sky City Ltd......................      622,697
                                                    -----------
                                                      4,278,019
                                                    -----------
  NORWAY -- 1.0%
        17,100  Norsk Hydro, ADR..................      716,063
                                                    -----------
  PAKISTAN -- 0.3%
       241,000  Pakistan Telecommunications
                  Corporation.....................      216,589
                                                    -----------
  SINGAPORE -- 2.5%
         9,000  D.B.S. Land Ltd...................       30,414
       119,000  Development Bank of Singapore
                  Ltd.............................    1,480,665
       464,000  I.P.C. Corporation................      308,349
                                                    -----------
                                                      1,819,428
                                                    -----------
  SPAIN -- 4.0%
        58,100  Banco de Santander S.A., ADR......    2,861,425
                                                    -----------
  SWEDEN -- 3.0%
         8,100  Asea AB, Class B..................      787,983
        35,200  Astra AB, Class B.................    1,394,112
                                                    -----------
                                                      2,182,095
                                                    -----------
  SWITZERLAND -- 1.5%
           615  Brown Boveri & Cie AG, Class A....      714,744
           200  Ciba-Geigy AG.....................      175,195
           150  Danza Holding AG..................      163,920
                                                    -----------
                                                      1,053,859
                                                    -----------
  TAIWAN -- 2.5%
     1,680,000  GP Taiwan Index Fund..............    1,325,268
        75,511  Tuntex Distinct Corporation,
                  GDS **..........................      509,701
                                                    -----------
                                                      1,834,969
                                                    -----------
  THAILAND -- 1.1%
       146,800  Industrial Finance Corporation of
                  Thailand (Foreign)..............      498,269
        81,400  Thai Military Bank Public Company
                  Ltd. (Foreign)..................      329,607
                                                    -----------
                                                        827,876
                                                    -----------
                Total Common Stocks
                  (Cost $64,252,583)..............   67,776,586
                                                    -----------
WARRANTS -- 0.0%# COST ($20,647)
  SWITZERLAND -- 0.0%#
           600  Danza Holding AG, Expires
                  08/02/1996......................        2,667
                                                    -----------


  PRINCIPAL                                            VALUE
    AMOUNT                                           (NOTE 1)
--------------                                      -----------
CONVERTIBLE CORPORATE BONDS -- 3.8%
  JAPAN -- 1.8%
           JPY  Matasushita Electric Works Ltd.,
   111,000,000    2.700% due 05/31/2002...........  $ 1,313,724
                                                    -----------
  TAIWAN -- 2.0%
    $1,070,000  President Enterprises Corporation,
                  Zero coupon due 07/22/2001......    1,358,900
        70,000  Yang Ming Marine Transport
                  Corporation,
                  2.000% due 10/06/2001...........       77,175
                                                    -----------
                                                      1,436,075
                                                    -----------
                Total Convertible Corporate Bonds
                  (Cost $2,753,032)...............    2,749,799
                                                    -----------
REPURCHASE AGREEMENT -- 0.6% Cost ($452,000)
       452,000  Agreement with PNC Securities
                  Corporation, 5.600% dated
                  12/29/1995 to be repurchased at
                  $452,281 on 01/02/1996,
                  collateralized by $445,000 U.S.
                  Treasury Notes, 5.750% due
                  09/30/1997 (value $455,324).....      452,000
                                                    -----------

                                                          VALUE
             PRINCIPAL AMOUNT                           (NOTE 1)
------------------------------------------             -----------
TOTAL INVESTMENTS (COST $67,478,262)
  (NOTES 1 AND 3)..........                      98.1%  70,981,052
OTHER ASSETS AND LIABILITIES (NET)........        1.9    1,394,055
                                            ---------  -----------
NET ASSETS................................      100.0% $72,375,107
                                            ---------  -----------
                                            ---------  -----------

----------------------
** Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.
 + Non-income producing security.
 # Amount is less than 0.1%.

GLOSSARY OF TERMS
                      American Depositary
ADR        --         Receipt.
                      American Depositary
ADS        --         Share.
                      Global Depositary
GDR        --         Receipt.
GDS        --         Global Depositary Share.
JPY        --         Japanese Yen.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   PORTFOLIO OF INVESTMENTS --(CONTINUED)

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D

                               DECEMBER 31, 1995

DECEMBER 31, 1995, INDUSTRY CLASSIFICATION OF THE FUND WAS AS FOLLOWS
(UNAUDITED):

                                         % OF NET        VALUE
       INDUSTRY CLASSIFICATION            ASSETS        (NOTE 1)
-------------------------------------  -------------  ------------
LONG TERM INVESTMENTS:
Electric Machinery
  Equipment/Electronics..............          9.6%     $6,970,456
Telecommunications...................          8.4       6,073,941
Investment Companies.................          8.0       5,795,435
Banking/Financials...................          7.7       5,539,247
Financial Services...................          7.5       5,461,877
Durable Goods -- Consumer............          5.5       3,999,903
Transportation.......................          5.2       3,778,127
Oil/Gas Extraction...................          5.2       3,758,981
Computer Software....................          2.5       1,814,818
Forest Products/Paper................          2.5       1,812,802
Industrial...........................          2.4       1,707,127
Technology...........................          2.3       1,684,358
Pharmaceuticals......................          2.2       1,569,307
Metal/Metal Products.................          2.2       1,561,824
Chemicals/Allied Products............          1.8       1,311,550
Beverages............................          1.8       1,297,685
Brewery..............................          1.8       1,285,678
Insurance............................          1.8       1,266,339
Automobile Parts.....................          1.7       1,231,125
Industrial/Commercial Machinery......          1.7       1,199,031
Engineering/Construction.............          1.6       1,179,431
Metals -- Diversified................          1.4       1,006,276
Convenience Stores...................          1.3         969,492
Shoes/Leather........................          1.3         958,476
Energy...............................          1.2         897,550
Retail -- Grocery....................          1.2         882,712
Health Care Services.................          1.1         825,761
Food/Kindred Products................          1.0         722,263
Electronics -- Semiconductor.........          1.0         710,218
Entertainment........................          0.9         622,697
Textiles.............................          0.7         509,701
Nondurable Goods -- Consumer.........          0.5         345,589
Computer Industry....................          0.4         308,349
Communication........................          0.4         285,036

                                         % OF NET        VALUE
 INDUSTRY CLASSIFICATION (CONTINUED)      ASSETS        (NOTE 1)
-------------------------------------  -------------  ------------
Capital Goods........................          0.4%       $279,270
Business Services....................          0.4         249,865
Other................................          0.9         656,755
                                             -----    ------------
TOTAL LONG TERM INVESTMENTS..........         97.5      70,529,052
REPURCHASE AGREEMENT.................          0.6         452,000
                                             -----    ------------
TOTAL INVESTMENTS....................         98.1      70,981,052
OTHER ASSETS AND LIABILITIES (NET)...          1.9       1,394,055
                                             -----    ------------
NET ASSETS...........................        100.0%    $72,375,107
                                             -----
                                             -----    ------------
                                                      ------------

                                  SCHEDULE OF
                  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

           FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO SELL
       CONTRACTS TO DELIVER
----------------------------------     IN
                                    EXCHANGE                 UNREALIZED
EXPIRATION          LOCAL           FOR U.S.    VALUE IN    APPRECIATION/
   DATE            CURRENCY             $        U.S. $     (DEPRECIATION)
----------  ----------------------  ---------  -----------  -------------
03/21/1996  JPY        302,112,500  2,999,915   2,961,061     $  38,854
03/21/1996  JPY        958,387,500  9,514,420   9,393,333       121,087
03/21/1996  FRF         19,600,000  4,000,000   4,004,659        (4,659)
06/17/1996  JPY        282,690,000  3,000,000   2,803,594       196,406
                                                            -------------
Net Unrealized Appreciation of Forward Foreign Currency
  Exchange Contracts......................................    $ 351,688
                                                            -------------
                                                            -------------

GLOSSARY OF TERMS
FRF          --         French Franc
JPY        --           Japanese Yen

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Managed Global Account of Separate Account D (the 'Account') is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a non-diversified open-end investment company and meets the definition of a separate account under federal securities laws. The Account was established on April 18, 1990, by Golden American Life Insurance Company ('Golden American'), to support the operations of variable annuity contracts ('Contracts'). Golden American, a wholly-owned subsidiary of BT Variable, Inc. ('BTV'), an indirect subsidiary of Bankers Trust Company ('Bankers Trust'), is a stock life insurance company organized under the laws of the state of Delaware. Golden American is primarily engaged in the issuance of variable insurance products and is authorized to do business in the District of Columbia and in all states except New York.

Operations on the Account commenced on October 21, 1992. Golden American provides for variable accumulation and benefits under the Contracts by crediting annuity considerations to the Account at the direction of contractholders. The assets of the Account are owned by Golden American. The portion of the Account's assets applicable to Contracts will not be chargeable with liabilities arising out of any other business Golden American may conduct, but obligations of the Account, including the promise to make benefit payments, are obligations of Golden American.

The net assets maintained in the Account provide the basis for the periodic determination of the amount of benefits under the Contracts. The net assets may not be less than the reserves and other contract liabilities with respect to the Account. Golden American has entered into a reinsurance agreement with an affiliated reinsurer to cover insurance risks under the Contracts. Golden American remains liable to the extent that the reinsurer does not meet its obligations under the reinsurance agreement.

The preparation of financial statements in accordance with Generally Accepted Accounting Principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Account in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

(A) VALUATION: Domestic and foreign portfolio securities, except as noted below, for which market quotations are readily available are stated at market value. Market value is determined on the basis of the last reported sales price in the principal market where such securities are traded or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers.

Long-term debt securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Under certain circumstances, long-term debt securities having a maturity of sixty days or less may be valued at amortized cost. Short-term debt securities are valued at their amortized cost which approximates fair value. Amortized cost involves valuing a portfolio security instrument at its cost, initially, and thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or under the direction of the Board of Governors.

(B) DERIVATIVE FINANCIAL INSTRUMENTS: The Account may engage in various portfolio strategies, as described below, to seek to manage its exposure to equity markets and to manage fluctuations in foreign currency rates. Forward foreign currency exchange contracts to buy, writing puts and buying calls tend to increase the Account's exposure to the underlying market or currency. Forward foreign currency exchange contracts to sell, buying puts and writing calls tend to decrease the Account's exposure to the underlying market or currency. In some instances, investments in derivative financial instruments may involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statement of Assets and Liabilities. Losses may arise under these contracts due to the existence of an illiquid secondary market for the contracts, or if the counterparty does not perform under the contract. An additional primary risk associated with the use of certain of these contracts may be caused by an imperfect correlation between movements in the price of the derivative financial instruments and the price of the underlying securities, indices or currency.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS: The Account may enter into forward foreign currency exchange contracts. The Account will enter in forward foreign currency exchange contracts to hedge against fluctuations in currency exchange

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D
rates. Forward foreign currency exchange contracts are valued at the applicable forward rate, and are marked to market daily. The change in market value is recorded by the Account as an unrealized gain or loss. When a contract is closed, the Account records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Account could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Open contracts at December 31, 1995 and their related unrealized appreciation (depreciation) are set forth in the Schedule of Forward Foreign Currency Exchange Contracts which accompanies the Portfolio of Investments. Realized and unrealized gain/(loss) arriving from forward foreign currency exchange contracts are included in net realized and unrealized gain/(loss) on forward foreign currency exchange contracts.

OPTIONS: The Account may engage in option transactions. When the Account writes an option, an amount equal to the premium received by the Account is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market on a daily basis to reflect the current value of the option written.

When a security is sold through an exercise of an option, the related premium received (or paid) is deducted from (or added to) the basis of the security sold. When an option expires (or the Account enters into a closing transaction), the Account realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the premium paid or received). The Account did not write options during the year ended December 31, 1995. Realized gains arising from purchased options are included in the net realized gain/(loss) on security transactions.

(C) FOREIGN CURRENCY: Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar as of the close of business immediately preceding the time of valuation. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

The Account does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/(loss) from securities.

Reported net realized gains or losses on foreign currency transactions arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Account's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains and losses on other assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the end of the reporting period, resulting from changes in the exchange rate.

(D) REPURCHASE AGREEMENTS: The Account may enter into repurchase agreements in accordance with guidelines approved by the Board of Governors of the Account. The Account bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Account is delayed or prevented from exercising its rights to dispose of the underlying securities received as collateral including the risk of a possible decline in the value of the underlying securities during the period while the Account seeks to exercise its rights. The Account takes possession of the collateral and reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Account enters into repurchase agreements to evaluate potential risks. The market value of the underlying securities received as collateral must be at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Account has the right to use the underlying securities to offset the loss.

(E) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income (including amortization of premium and discount on securities) and expenses are accrued daily. Realized gains and losses from investment transactions are recorded on the identified cost basis which is the same basis used for federal income tax purposes.

(F) FEDERAL INCOME TAXES: Operations of the Account form a part of, and are taxed with, the total operations of Golden American, which is taxed as a life insurance company under the Internal Revenue Code. Earnings and realized capital gains of the Account attributable to the contractowners are excluded in the determination of the federal income tax liability of Golden American.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

OPERATING EXPENSES: Directed Services, Inc. ('DSI'), a wholly owned subsidiary of BTV, serves as Manager to the Account pursuant to a Management Agreement. Under the Management Agreement, DSI has overall responsibility, subject to the supervision of the Board of Governors, for administrating all operations of the Account and for monitoring and evaluating the management of the assets of the Account by the Portfolio Manager. In consideration for these services, the Account pays DSI a management fee based upon the following annual percentage of the Account's average daily net assets: 0.40% of the first $500 million and 0.30% of the amount over $500 million. Warburg, Pincus Counsellors, Inc. ('Warburg') serves as the Portfolio Manager of the Account and in that capacity provides investment advisory services for the Account including asset allocation and security selection. In consideration for these services, Warburg is paid an advisory fee by the Account, payable monthly, based on the average daily net assets of the Account at an annual rate of 0.60% of the first $500 million and 0.50% on the excess thereof. For the year ended December 31, 1995, the Account incurred management and advisory fees of $293,930 and $440,770, respectively.

The Account bears the expenses of its investment management operations, including expenses associated with custody of securities, portfolio accounting, the Board of Governors, legal and auditing services, registration fees and other related operating expenses. Bankers Trust is the custodian of the assets in the Account. For the year ended December 31, 1995, the Account incurred $111,693 for custodian fees. In addition, the Account reimburses Golden American for certain organization expenses (See Note 4). At December 31, 1995, a total of $1,684 was payable to DSI and Golden American for management and reimbursement of organization expenses.

Certain officers and governors of the Account are also officers and/or directors of the Manager, Golden American, BTV and Bankers Trust.

MORTALITY AND EXPENSE RISK CHARGES: Golden American assumes mortality and expense risks related to the operations of the Account and, in accordance with the terms of the Contracts, deducts a daily charge from the assets of the Account at annual rates of 0.80%, 0.90%, 1.25%, 1.10%, 1.25% and 1.40% of the assets attributable to DVA 80, DVA 100, DVA Series 100, DVA Plus-Standard, DVA Plus-Annual Ratchet and DVA Plus-7% Solution, respectively, to cover these risks. Golden American did not deduct mortality and expense risk charges and asset based administrative charges from the DVA Plus Contract assets until November 1995, upon which it received exemptive relief from the Securities and Exchange Commission.

ASSET BASED ADMINISTRATIVE CHARGE: To compensate Golden American for the administrative expenses under the Contracts, a daily charge at an annual rate of 0.10% is deducted from assets attributable to the DVA 100 and DVA Series 100 Contracts. A daily charge of 0.15% is deducted from the assets attributable to DVA Plus Contracts.

OTHER CONTRACT CHARGES: An administrative fee of $40 per Contract year is deducted from the accumulation value of certain DVA 80 and DVA 100 Contracts. Under DVA Plus Contracts issued subsequent to September of 1995, an excess allocation charge of $25 per allocation may be imposed by Golden American after the twelfth allocation change in a contract year. Under DVA 80, DVA 100 and DVA Series 100 Contracts ('Previous Contracts'), a partial withdrawal charge of the lower of 2% of the withdrawal or $25 is deducted from the accumulation for each additional partial withdrawal in a Contract year. In addition, under the Previous Contracts, there is an excess allocation charge of $25 for each allocation change between divisions in excess of the five free changes allowed per contract year.

DEFERRED SALES LOAD: Under contracts offered prior to October of 1995, a sales load of up to 6.50% was applicable to each premium payment for sales related expenses as specified in the Contracts. For DVA Series 100 Contracts, the sales load is deducted in equal annual installments over the period the Contract is in force, not to exceed 10 years. For DVA 80 and DVA 100 Contracts, although the sales load is chargeable to each premium when it is received by Golden American, the amount of such charge is initially advanced by Golden American to Contractowners and included in the accumulation value and then deducted in equal installments on each Contract processing date over a period of six years. For the year ended December 31, 1995, contract sales loads of $1,124,480 initially advanced by Golden American to the Account were deducted from contractowners' accumulation value. Upon surrender of the Contract, the unamortized deferred sales load is deducted from the accumulation value by Golden American. In addition, when partial withdrawal limits are exceeded, a portion of the unamortized deferred sales load is deducted.

CONTINGENT DEFERRED SALES CHARGE: Under DVA Plus Contracts issued subsequent to September of 1995, a contingent deferred sales charge ('Surrender Charges') is imposed as a percentage of each premium payment if the Contract is surrendered or an excess partial withdrawal is taken during the seven year period from the date a premium payment is received. The Surrender Charges are imposed at a rate of 7% of the premium payment during the first two complete years after purchase declining to 6%, 5%, 4%, 3%, and 1% after the second, third, fourth, fifth and sixth complete years, respectively. For the year ended December 31, 1995, Golden American collected Surrender Charges in the amount of $15.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D

The net assets retained in the Account by Golden American in the accompanying financial statements represent the unamortized deferred sales load, surrender charges and premium taxes advanced by Golden American reduced to conform with the Commissioner's Annuity Reserve Valuation Methodology ('CARVM') noted above.

Net Assets Retained in the Account by Golden American are as follows:

                                                                                             YEAR          YEAR
                                                                                            ENDED         ENDED
                                                                                           12/31/95      12/31/94
                                                                                         ------------  ------------
Balance at beginning of year...........................................................  $  4,533,964  $  4,668,658
Sales load advanced and additions to surrender charges.................................       379,811     1,338,526
Premium tax advanced...................................................................         2,628         6,823
Net transfer (to) from Separate Account B, Fixed Account and Golden American...........      (899,808)     (427,829)
Amortization of deferred sales load, surrender charges and premium tax.................    (1,141,201)   (1,052,214)
                                                                                         ------------  ------------
                                                                                         $  2,875,394  $  4,533,964
                                                                                         ------------  ------------
                                                                                         ------------  ------------

PREMIUM TAXES: Premium taxes are deducted, where applicable, from the accumulation value of each Contract. The amount and timing of the deduction depend on the annuitant's state of residence and currently ranges up to 3.5% of premiums. Premium taxes are generally incurred on the annuity commencement date and a charge for such premium taxes is then deducted from the accumulation value on such date. However, some jurisdictions impose a premium tax at the time the initial and additional premiums are paid, regardless of the annuity commencement date. In those states, Golden American advances the amount of the charge for premium taxes to Contractowners and then deducts it from the accumulation value in equal installments on each contract processing date over a six year period. Golden American is currently waiving the deduction of the applicable installments of the charge for premium taxes previously advanced by Golden American to Contractowners. Golden American reserves the right to deduct the total amount of the charge for premium taxes previously waived and unrecovered on the annuity commencement date or upon surrender of the Contract.

EXPENSE LIMITATION: The Account and DSI entered into an agreement to limit the ordinary operating expenses of the Account, excluding, among other things, mortality and expense risk charges, asset based administrative charges, interest expense, and other contractual charges, through December 31, 1995, so that such expenses do not exceed on an annual basis 1.25% of the first $500 million of the average daily net assets and 1.05% of the excess over $500 million. For the year ended December 31, 1995, $63,386 was reimbursed by DSI to the Account pursuant to this limitation. Such agreement existed under the same terms for the year ended December 31, 1994.

DSI, a registered broker/dealer, acts as the distributor and principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) of the Contracts issued through the Account. For the years ended December 31, 1995 and December 31, 1994, fees paid by Golden American to DSI in connection with sales of the contracts aggregated approximately $446,000 and $1,343,000, respectively.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of investment securities, excluding short-term securities, during the year ended December 31, 1995, were $30,992,571 and $4,817,671, respectively.

At December 31, 1995, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value were $8,320,461 and $4,817,671, respectively.

For the year ended December 31, 1995, the portfolio turnover rate was 44%.

4. ORGANIZATION COSTS

The initial organizational expenses of the Account of approximately $150,000 were paid by Golden American. The Account reimburses Golden American monthly for such expenses ratably over a period of sixty months from the date of the Account's commencement of operations. At December 31, 1995, the unamortized balance of such expenses was $75,090. It is Golden American's intention not to seek reimbursement for any unpaid amounts should the account cease operations.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D

5. INCREASE/(DECREASE) IN ACCUMULATION UNITS

                                                                                            FOR THE YEARS ENDED
                                                                                                DECEMBER 31,
                                                                                         --------------------------
                                                                                             1995          1994
                                                                                         ------------  ------------
DVA 100
  Units purchased......................................................................       409,418     2,267,150
  Units redeemed.......................................................................    (2,561,328)   (1,161,000)
                                                                                         ------------  ------------
       Net Increase/(Decrease).........................................................    (2,151,910)    1,106,150
Units at the beginning of the period...................................................     9,225,615     8,119,465
                                                                                         ------------  ------------
Units at the end of the period.........................................................     7,073,705     9,225,615
                                                                                         ------------  ------------
                                                                                         ------------  ------------
DVA 80
  Units purchased......................................................................        66,593       154,827
  Units redeemed.......................................................................      (164,429)     (147,275)
                                                                                         ------------  ------------
       Net Increase/(Decrease).........................................................       (97,836)        7,552
Units at the beginning of the period...................................................       205,564       198,012
                                                                                         ------------  ------------
Units at the end of the period.........................................................       107,728       205,564
                                                                                         ------------  ------------
                                                                                         ------------  ------------
DVA Series 100
  Units purchased......................................................................        27,026        55,550
  Units redeemed.......................................................................       (39,838)      (51,428)
                                                                                         ------------  ------------
       Net Increase/(Decrease).........................................................       (12,812)        4,124
Units at the beginning of the period...................................................        69,795        65,671
                                                                                         ------------  ------------
Units at the end of the period.........................................................        56,983        69,795
                                                                                         ------------  ------------
                                                                                         ------------  ------------

                                                                                            PERIOD
                                                                                            ENDED
                                                                                          12/31/95*
                                                                                         ------------
DVA Plus -- Standard
  Units purchased......................................................................        43,964
  Units redeemed.......................................................................       (17,239)
                                                                                         ------------
       Net Increase....................................................................        26,725
Units at the beginning of the period...................................................             0
                                                                                         ------------
Units at the end of the period.........................................................        26,725
                                                                                         ------------
                                                                                         ------------
DVA Plus -- Annual Ratchet
  Units purchased......................................................................        29,267
  Units redeemed.......................................................................        (1,811)
                                                                                         ------------
       Net Increase....................................................................        27,456
Units at the beginning of the period...................................................             0
                                                                                         ------------
Units at the end of the period.........................................................        27,456
                                                                                         ------------
                                                                                         ------------
DVA Plus -- 7% Solution
  Units purchased......................................................................       209,355
  Units redeemed.......................................................................          (345)
                                                                                         ------------
       Net Increase....................................................................       209,010
Units at the beginning of the period...................................................             0
                                                                                         ------------
Units at the end of the period.........................................................       209,010
                                                                                         ------------
                                                                                         ------------

------------------
* The DVA Plus -- Standard, Annual Ratchet and 7% Solution units were offered for sale commencing October 2, 1995.

--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)

                           THE MANAGED GLOBAL ACCOUNT
                                       OF
                               SEPARATE ACCOUNT D

6. SUBSEQUENT EVENT

On August 13, 1996, under the terms of a stock purchase agreement, Equitable of Iowa Companies acquired all of the interest in BTV from Whitewood Properties Corp., a subsidiary of Bankers Trust Company. DSI and Golden American are wholly owned subsidiaries of BTV.

In addition at a special meeting held on August 8, 1996, the contractholders approved the reorganization of the Account from a separate account of Golden American register as a management investment company toa newly created division (the "Division") of Separate Account B, an existing separate account of Golden American which is registered as a unit investment trust. On the date of reorganization, which is anticipated to be September 3, 1996, the Account will transfer all of its assets to the Division. The Division will simultaneously exchange these assets to the Managed Global Series of the The GCG Trust in consideration for shares of the Series. The Managed Global Series is a newly created Series of The GCG Trust. Ths GCG Trust is and existing open-end management investment company registered under the Investment Company Act of 1940.

If this reorganization, described above, had taken place on December 31, 1995, the unit values and net assets of the Division would have been the same as reflected in the Account's financial statements contained herein.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Contractowners and Board of Governors
The Managed Global Account of Separate Account D

     We have audited the accompanying statement of assets and liabilities of The Managed Global Account of Separate Account D, including the portfolio of investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of periods indicated therein. These financial statements and financial highlights are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification by examination of securities held by the custodian as of December 31, 1995 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Managed Global Account of Separate Account D at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated periods in conformity with generally accepted accounting principles.


                                              /s/ ERNST & YOUNG LLP


New York, New York
February 9, 1996
except for Note 6, as to which the date is August 27, 1996

REPORT OF INDEPENDENT AUDITORS
________________________________________________________________________________

The Board of Directors and Stockholder
Golden American Life Insurance Company

We have audited the accompanying consolidated balance sheets of Golden American Life Insurance Company as of December 31, 1996 and 1995, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for the post-acquisition period from August 14, 1996 to December 31, 1996 and the pre-acquisition period from January 1, 1996 to August 13, 1996 and for each of the years ended December 31, 1995 and 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Golden American Life Insurance Company at December 31, 1996 and 1995, and the consolidated results of their operations and their cash flows for the post-acquisition period from August 14, 1996 to December 31, 1996 and the pre-acquisition period from January 1, 1996 to August 13, 1996 and for each of the years ended December 31, 1995 and 1994, in conformity with generally accepted accounting principles.

                                                   s/Ernst & Young LLP


Des Moines, Iowa
February 11, 1997





















                        CONSOLIDATED BALANCE SHEETS
                (Dollars in thousands, except per share data)

                                         POST-ACQUISITION   |   PRE-ACQUISITION
                                        ___________________ |  _________________
                                         December 31, 1996  |  December 31, 1995
                                        ___________________ |  _________________
                                                            |
ASSETS                                                      |
                                                            |
Investments:                                                |
 Fixed maturities, available for sale,                      |
  at fair value (cost: 1996 - $275,153;                     |
  1995 - $48,671)                                 $275,563  |           $49,629
 Equity securities, at fair value                           |
  (cost: 1996 - $36; 1995 - $27)                        33  |                29
 Mortgage loans on real estate                      31,459  |                --
 Policy loans                                        4,634  |             2,021
 Short-term investments                             12,631  |            15,614
                                        ___________________ |  _________________
Total investments                                  324,320  |            67,293
                                                            |
Cash and cash equivalents                            5,839  |             5,046
                                                            |
Accrued investment income                            4,139  |               768
                                                            |
Deferred policy acquisition costs                   11,468  |            67,314
                                                            |
Present value of in force acquired                  83,051  |             6,057
                                                            |
Property and equipment, less allowances                     |
 for depreciaition of $63 in 1996 and                       |
 $86 in 1995                                           699  |               490
                                                            |
Goodwill, less accumulated amortization                     |
 of $589 in 1996                                    38,665  |                --
                                                            |
Other assets                                         2,471  |             7,136
                                                            |
Separate account assets                          1,207,247  |         1,048,953
                                        ___________________ |  _________________
Total assets                                    $1,677,899  |        $1,203,057
                                        =================== |  =================














See accompanying notes.

                   CONSOLIDATED BALANCE SHEETS - CONTINUED
                (Dollars in thousands, except per share data)

                                         POST-ACQUISITION   |   PRE-ACQUISITION
                                        ___________________ |  _________________
                                         December 31, 1996  |  December 31, 1995
                                        ___________________ |  _________________
                                                            |
LIABILITIES AND STOCKHOLDER'S                               |
 EQUITY                                                     |
                                                            |
Policy liabilities and accruals:                            |
 Future policy benefits:                                    |
  Annuity and interest sensitive life                       |
   products                                       $285,287  |           $33,673
  Unearned revenue reserve                           2,063  |             6,556
                                        ___________________ |  _________________
                                                   287,350  |            40,229
                                                            |
Deferred income taxes                                  365  |                --
Surplus note                                        25,000  |                --
Due to affiliates                                    1,504  |               675
Other liabilities                                   15,949  |            15,075
Separate account liabilities                     1,207,247  |         1,048,953
                                        ___________________ |  _________________
                                                 1,537,415  |         1,104,932
                                                            |
Commitments and contingencies                               |
                                                            |
Stockholder's equity:                                       |
 Common stock, par value $10 per share,                     |
  authorized, issued and outstanding                        |
  250,000 shares                                     2,500  |             2,500
 Redeemable preferred stock, par value                      |
  $5,000 per share, 50,000 shares                           |
  authorized (1995 - 10,000 shares                          |
  issued and outstanding)                               --  |            50,000
 Additional paid-in capital                        137,372  |            45,030
 Unrealized appreciation (depreciation)                     |
  of securities at fair value                          262  |               658
 Retained earnings (deficit)                           350  |               (63)
                                        ___________________ |  _________________
Total stockholder's equity                         140,484  |            98,125
                                        ___________________ |  _________________
Total liabilities and stockholder's                         |
 equity                                         $1,677,899  |        $1,203,057
                                        =================== |  =================









See accompanying notes.

                       CONSOLIDATED STATEMENTS OF INCOME
                            (Dollars in thousands)

                                            POST-ACQUISITION | PRE-ACQUISITION
                                           __________________| ________________
                                              For the period |  For the period
                                             August 14, 1996 | January 1, 1996
                                                     through |         through
                                           December 31, 1996 | August 13, 1996
                                           __________________| ________________
                                                             |
                                                             |
Revenues:                                                    |
 Annuity and interest sensitive life                         |
  product charges                                     $8,768 |         $12,259
 Management fee revenue                                  877 |           1,390
 Net investment income                                 5,795 |           4,990
 Realized gains (losses) on investments                   42 |            (420)
 Other income                                            486 |              70
                                           __________________| ________________
                                                      15,968 |          18,289
                                                             |
                                                             |
Insurance benefits and expenses:                             |
 Annuity and interest sensitive life benefits:               |
  Interest credited to account balances                5,741 |           4,355
  Benefit claims incurred in excess of                       |
   account balances                                    1,262 |             915
 Underwriting, acquisition and insurance                     |
  expenses:                                                  |
   Commissions                                         9,866 |          16,549
   General expenses                                    5,906 |           9,422
   Insurance taxes                                       672 |           1,225
   Policy acquisition costs deferred                 (11,712)|         (19,300)
   Amortization:                                             |
    Deferred policy acquisition costs                    244 |           2,436
    Present value of in force acquired                 2,745 |             951
    Goodwill                                             589 |              --
                                           __________________| ________________
                                                      15,313 |          16,553
                                                             |
Interest expense                                          85 |              --
                                           __________________| ________________
                                                      15,398 |          16,553
                                           __________________| ________________
                                                         570 |           1,736
                                                             |
Income taxes                                             220 |          (1,463)
                                           __________________| ________________
                                                             |
Net income                                              $350 |          $3,199
                                           ==================| ================




See accompanying notes.

                  CONSOLIDATED STATEMENTS OF INCOME - CONTINUED
                            (Dollars in thousands)

                                                       PRE-ACQUISITION
                                           ____________________________________
                                                     For the          For the
                                                  year ended        year ended
                                                December 31,      December 31,
                                                        1995              1994
                                           ____________________________________

Revenues:
 Annuity and interest sensitive life
  product charges                                    $18,388           $17,519
 Management fee revenue                                  987                --
 Net investment income                                 2,818               560
 Realized gains (losses) on investments                  297                65
 Other income                                             63                --
                                           __________________  ________________
                                                      22,553            18,144


Insurance benefits and expenses:
 Annuity and interest sensitive life benefits:
  Interest credited to account balances                1,322                40
  Benefit claims incurred in excess of
   account balances                                    1,824                (5)
 Underwriting, acquisition and insurance
  expenses:
   Commissions                                         7,983            16,978
   General expenses                                   12,650            12,921
   Insurance taxes                                       952               373
   Policy acquisition costs deferred                  (9,804)          (23,119)
   Amortization:
    Deferred policy acquisition costs                  2,710             4,608
    Present value of in force acquired                 1,552             2,164
    Goodwill                                              --                --
                                           __________________  ________________
                                                      19,189            13,960

Interest expense                                          --             1,962
                                           __________________  ________________
                                                      19,189            15,922
                                           __________________  ________________
                                                       3,364             2,222

Income taxes                                              --                --
                                           __________________  ________________
Net income                                            $3,364            $2,222
                                           ==================  ================





See accompanying notes.

            CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                  (Dollars in thousands, except per share data)

                                                PRE-ACQUISITION
                      __________________________________________________________
                                                    Unreal-
                                                       ized
                                                     Appre-
                                                    ciation
                                                    (Depre-
                                                   ciation)
                                           Addi-         of               Total
                              Redeemable  tional  Securities Retained    Stock-
                      Common  Preferred  Paid-In         at  Earnings  holder's
                       Stock     Stock   Capital  Fair Value (Deficit)   Equity
                      __________________________________________________________
Balance at
 January 1, 1994      $2,500             $28,336        $62   ($2,301)  $28,597
 Issuance of 10,000
  shares of preferred
  stock                   --   $50,000        --         --        --    50,000
 Contribution of
  capital                 --        --     8,750         --        --     8,750
 Net income for 1994      --        --        --         --     2,222     2,222
 Unrealized deprecia-
  tion of securities
  at fair value           --        --        --        (63)       --       (63)
                      __________________________________________________________
Balance at
 December 31, 1994     2,500    50,000    37,086         (1)      (79)   89,506
 Contribution of
  capital                 --        --     7,944         --        --     7,944
 Net income for 1995      --        --        --         --     3,364     3,364
 Preferred stock
  dividends               --        --        --         --    (3,348)   (3,348)
 Unrealized apprecia-
  tion of securities
  at fair value           --        --        --        659        --       659
                      __________________________________________________________
Balance at
 December 31, 1995     2,500    50,000    45,030        658       (63)   98,125
 Net income for the
  period January 1, 1996
  to August 13, 1996      --        --        --         --     3,199     3,199
 Preferred stock
  dividends               --        --        --         --      (719)     (719)
 Unrealized deprecia-
  tion of securities
  at fair value           --        --        --     (1,175)       --    (1,175)
                      __________________________________________________________

Balance at
 August 13, 1996      $2,500   $50,000   $45,030      ($517)   $2,417   $99,430
                      ==========================================================

See accompanying notes.

      CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY - CONTINUED
                  (Dollars in thousands, except per share data)

                                               POST-ACQUISITION
                      __________________________________________________________
                                                    Unreal-
                                                       ized
                                                     Appre-
                                                    ciation
                                                    (Depre-
                                                   ciation)
                                           Addi-         of               Total
                              Redeemable  tional  Securities Retained    Stock-
                      Common  Preferred  Paid-In         at  Earnings  holder's
                       Stock     Stock   Capital  Fair Value (Deficit)   Equity
                      __________________________________________________________
Balance at
 August 14, 1996      $2,500   $50,000   $87,372         --        --  $139,872
 Contribution of
  preferred stock
  to additional
  paid-in capital         --   (50,000)   50,000         --        --        --
 Net income for period
  August 14, 1996 to
  December 31, 1996       --        --        --         --      $350       350
 Unrealized apprecia-
  tion of securities
  at fair value           --        --        --       $262        --       262
                      __________________________________________________________
Balance at
 December 31, 1996    $2,500    $   --  $137,372       $262      $350  $140,484
                      ==========================================================























See accompanying notes.

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Dollars in thousands)

                                        POST-ACQUISITION  |   PRE-ACQUISITION
                                       ___________________| ___________________
                                           For the period |     For the period
                                          August 14, 1996 |    January 1, 1996
                                                  through |            through
                                        December 31, 1996 |    August 13, 1996
                                       ___________________| ___________________
                                                          |
                                                          |
OPERATING ACTIVITIES                                      |
Net income                                           $350 |             $3,199
Adjustments to reconcile net income                       |
 to net cash provided by (used in)                        |
 operations:                                              |
 Adjustments related to annuity and                       |
  interest sensitive life products:                       |
  Change in annuity and interest                          |
   sensitive life product reserves                  5,106 |              4,472
  Change in unearned revenues                       2,063 |              2,084
 Increase in accrued investment income               (877)|             (2,494)
 Policy acquisition costs deferred                (11,712)|            (19,300)
 Amortization of deferred policy                          |
  acquisition costs                                   244 |              2,436
 Amortization of present value of in                      |
  force acquired                                    2,745 |                951
 Change in other assets, other                            |
  liabilities and accrued income taxes                (96)|              4,672
 Provision for depreciation and                           |
  amortization                                      1,242 |                703
 Provision for deferred income taxes                  220 |             (1,463)
 Realized (gains) losses on investments               (42)|                420
                                       ___________________| ___________________
Net cash provided by (used in)                            |
 operating activities                                (757)|             (4,320)
                                                          |
                                                          |
INVESTING ACTIVITIES                                      |
Sale, maturity or repayment of                            |
 investments:                                             |
 Fixed maturities - available for sale             47,453 |             55,091
 Fixed maturities - held for investment                -- |                 --
 Equity securities                                     -- |                 --
 Mortgage loans on real estate                         40 |                 --
 Short-term investments - net                       2,629 |                354
                                       ___________________| ___________________
                                                   50,122 |             55,445







See accompanying notes.

                CONSOLIDATED STATEMENTS OF CASH FLOWS - CONTINUED
                             (Dollars in thousands)

                                           POST-ACQUISITION |  PRE-ACQUISITION
                                          __________________| _________________
                                             For the period |   For the period
                                            August 14, 1996 |  January 1, 1996
                                                    through |          through
                                          December 31, 1996 |  August 13, 1996
                                          __________________| _________________
                                                            |
                                                            |
INVESTING ACTIVITIES - CONTINUED                            |
Acquisition of investments:                                 |
 Fixed maturities - available for sale            ($147,170)|        ($184,589)
 Fixed maturities - held for investment                  -- |               --
 Equity securities                                       (5)|               --
 Mortgage loans on real estate                      (31,499)|               --
 Policy loans - net                                    (637)|           (1,977)
 Short-term investments - net                            -- |               --
                                          __________________| _________________
                                                   (179,311)|         (186,566)
 Funds held in escrow pursuant to                           |
  an Exchange Agreement                                  -- |               --
 Purchase of property and equipment                    (137)|               --
                                          __________________| _________________
Net cash used in investing activities              (129,326)|         (131,121)
                                                            |
FINANCING ACTIVITIES                                        |
Retirement of short-term debt                            -- |               --
Proceeds from issuance of surplus note               25,000 |               --
Receipts from annuity and interest                          |
 sensitive life policies credited                           |
 to policyholder account balances                   116,819 |          149,750
Return of policyholder account balances                     |
 on annuity and interest sensitive                          |
 life policies                                       (3,315)|           (2,695)
Net reallocations (to) from Separate                        |
 Accounts                                           (10,237)|           (8,286)
Contributions of capital by parent                       -- |               --
Issuance of preferred stock                              -- |               --
Dividends paid on preferred stock                        -- |             (719)
                                          __________________| _________________
Net cash provided by financing                              |
 activities                                         128,267 |          138,050
                                          __________________| _________________
Increase (decrease) in cash and                             |
 cash equivalents                                    (1,816)|            2,609
                                                            |
Cash and cash equivalents at                                |
 beginning of period                                  7,655 |            5,046
                                          __________________| _________________
Cash and cash equivalents at end                            |
 of period                                           $5,839 |           $7,655
                                          ==================| =================

See accompanying notes.

                CONSOLIDATED STATEMENTS OF CASH FLOWS - CONTINUED
                             (Dollars in thousands)

                                                        PRE-ACQUISITION
                                              ________________________________
                                                    For the          For the
                                                 year ended        year ended
                                               December 31,      December 31,
                                                       1995              1994
                                              ________________________________

OPERATING ACTIVITIES
Net income                                           $3,364            $2,222
Adjustments to reconcile net income
 to net cash provided by (used in)
 operations:
 Adjustments related to annuity and
  interest sensitive life products:
  Change in annuity and interest
   sensitive life product reserves                    4,664            (1,370)
  Change in unearned revenues                         4,949             1,594
 Increase in accrued investment income                 (676)              (24)
 Policy acquisition costs deferred                   (9,804)          (23,119)
 Amortization of deferred policy
  acquisition costs                                   2,710             4,608
 Amortization of present value of in
  force acquired                                      1,552             2,164
 Change in other assets, other
  liabilities and accrued income taxes                4,686            (4,543)
 Provision for depreciation and
  amortization                                         (142)               13
 Provision for deferred income taxes                     --                --
 Realized (gains) losses on investments                (297)              (65)
                                              ______________    ______________
Net cash provided by (used in)
 operating activities                                11,006           (18,520)


INVESTING ACTIVITIES
Sale, maturity or repayment of
 investments:
 Fixed maturities - available for sale               24,026                --
 Fixed maturities - held for investment                  --               321
 Equity securities                                       --               313
 Mortgage loans on real estate                           --                --
 Short-term investments - net                            --             1,299
                                              ______________    ______________
                                                     24,026             1,933







See accompanying notes.

                CONSOLIDATED STATEMENTS OF CASH FLOWS - CONTINUED
                             (Dollars in thousands)

                                                        PRE-ACQUISITION
                                               ________________________________
                                                     For the          For the
                                                  year ended        year ended
                                                December 31,      December 31,
                                                        1995              1994
                                               ________________________________

INVESTING ACTIVITIES - CONTINUED
Acquisition of investments:
 Fixed maturities - available for sale              ($61,723)               --
 Fixed maturities - held for investment                   --             ($857)
 Equity securities                                       (10)               (7)
 Mortgage loans on real estate                            --                --
 Policy loans - net                                   (1,508)             (369)
 Short-term investments - net                         (1,681)               --
                                               ______________    ______________
                                                     (64,922)           (1,233)
 Funds held in escrow pursuant to
  an Exchange Agreement                               (1,242)           (1,382)
 Purchase of property and equipment                       --                --
                                               ______________    ______________
Net cash used in investing activities                (42,138)             (682)

FINANCING ACTIVITIES
Retirement of short-term debt                             --           (40,000)
Proceeds from issuance of surplus note                    --                --
Receipts from annuity and interest
 sensitive life policies credited
 to policyholder account balances                     29,501                --
Return of policyholder account balances
 on annuity and interest sensitive
 life policies                                        (1,543)               --
Net reallocations (to) from Separate
 Accounts                                                 --                --
Contributions of capital by parent                     7,944             8,750
Issuance of preferred stock                               --            50,000
Dividends paid on preferred stock                     (3,348)               --
                                               ______________    ______________
Net cash provided by financing
 activities                                           32,554            18,750
                                               ______________    ______________
Increase (decrease) in cash and
 cash equivalents                                      1,422              (452)

Cash and cash equivalents at
 beginning of period                                   3,624             4,076
                                               ______________    ______________
Cash and cash equivalents at end
 of period                                            $5,046            $3,624
                                               ==============    ==============

See accompanying notes.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                              December 31, 1996

1.  SIGNIFICANT ACCOUNTING POLICIES
________________________________________________________________________________

CONSOLIDATION
The consolidated financial statements include Golden American Life Insurance Company ("Golden American") and its wholly-owned subsidiary, First Golden American Life Insurance Company of New York ("First Golden") collectively the "Company". First Golden was capitalized by Golden American on December 17, 1996. All significant intercompany accounts and transactions have been eliminated.

ORGANIZATION
Golden American offers variable insurance products and is licensed as a life insurance company in the District of Columbia and all states except New York. On January 2, 1997, First Golden became licensed to sell insurance products in the state of New York. The Company's products are marketed by broker/dealers, financial institutions and insurance agents. The Company's primary customers are individuals and families.

On August 13, 1996, Equitable of Iowa Companies ("Equitable") acquired all of the outstanding capital stock of BT Variable, Inc. ("BT Variable") and its wholly-owned subsidiaries, Golden American and Directed Services, Inc. ("DSI") from Whitewood Properties Corporation ("Whitewood") pursuant to the terms of a Stock Purchase Agreement between Equitable and Whitewood (the "Purchase Agreement"). See Note 5 for additional information.

For financial statement purposes, the change in control of Golden American through the acquisition of BT Variable was accounted for as a purchase acquisition effective August 14, 1996. This acquisition resulted in a new basis of accounting reflecting estimated fair values of assets and liabilities at that date. As a result, the Company's financial statements for periods subsequent to August 13, 1996, are presented on the Post-Acquisition new basis of accounting, while the financial statements for August 13, 1996 and prior periods are presented on the Pre-Acquisition historical cost basis of accounting.

INVESTMENTS
Fixed Maturities: Statement of Financial Accounting Standards ("SFAS") No. 115, "Accounting for Certain Investments in Debt and Equity Securities" requires fixed maturity securities to be designated as either "available for sale", "held for investment" or "trading". Sales of fixed maturities designated as "available for sale" are not restricted by SFAS No. 115. Available for sale securities are reported at fair value and unrealized gains and losses on these securities are included directly in stockholder's equity, after adjustment for related changes in deferred policy acquisition costs, present value of in force acquired, policy reserves and deferred income taxes. At December 31, 1996 and 1995, all of the Company's fixed maturity securities are designated as available for sale although the Company is not precluded from designating fixed maturity securities as held for investment or trading at some future date. Securities the Company has the positive intent and ability to hold to maturity are designated as "held for investment". Held for investment securities are reported at cost adjusted for amortization of premiums and discounts. Changes in the fair value of these securities, except for declines that are other than temporary, are not reflected in the Company's financial statements. Sales of securities designated as held for investment are severely restricted by SFAS No. 115. Securities that are bought and held principally for the purpose of selling them in the near term are designated as trading securities. Unrealized gains and losses on trading securities are included in current earnings. Transfers of securities between categories are restricted and are recorded at fair value at the time of the transfer. Securities that are determined to have a decline in value that is other than temporary are written down to estimated fair value which becomes the security's new cost basis by a charge to realized losses in the Company's Statements of Income. Premiums and discounts are amortized/accrued utilizing the scientific interest method which results in a constant yield over the security's expected life. Amortization/accrual of premiums and discounts on mortgage-backed securities incorporates a prepayment assumption to estimate the securities' expected lives.

Equity Securities: Equity securities are reported at estimated fair value if readily marketable or at cost if not readily marketable. The change in unrealized appreciation and depreciation of marketable equity securities (net of related deferred income taxes, if any) is included directly in stockholder's equity. Equity securities that are determined to have a decline in value that is other than temporary are written down to estimated fair value which becomes the security's new cost basis by a charge to realized losses in the Company's Statement of Income.

Mortgage loans: Mortgage loans on real estate are reported at cost adjusted for amortization of premiums and accrual of discounts. If the value of any mortgage loan is determined to be impaired (i.e., when it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to the present value of expected future cash flows from the loan, discounted at the loan's effective interest rate, or to the loan's observable market price, or the fair value of the underlying collateral. The carrying value of impaired loans is reduced by the establishment of a valuation allowance which is adjusted at each reporting date for significant changes in the calculated value of the loan. Changes in this valuation allowance are charged or credited to income.

Other investments: Policy loans are reported at unpaid principal. Short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts.

Fair Values: Estimated fair values, as reported herein, of publicly traded fixed maturity securities are as reported by an independent pricing service. Fair values of conventional mortgage-backed securities not actively traded in a liquid market are estimated using a third party pricing system. This pricing system uses a matrix calculation assuming a spread over U.S. Treasury bonds based upon the expected average lives of the securities. Fair values of private placement bonds are estimated using a matrix that assumes a spread (based on interest rates and a risk assessment of the bonds) over U.S. Treasury bonds. Estimated fair values of equity securities which consists of the Company's investment in its registered separate accounts are based upon the quoted fair value of the securities comprising the individual portfolios underlying the separate accounts. Realized gains and losses are determined on the basis of specific identification and average cost methods for manager initiated and issuer initiated disposals, respectively.

CASH AND CASH EQUIVALENTS
For purposes of the consolidated statement of cash flows, the Company considers all demand deposits and interest-bearing accounts not related to the investment function to be cash equivalents. All interest-bearing accounts classified as cash equivalents have original maturities of three months or less.

DEFERRED POLICY ACQUISITION COSTS
Certain costs of acquiring new insurance business, principally commissions and other expenses related to the production of new business, have been deferred. Acquisition costs for variable annuity and life products are being amortized generally in proportion to the present value (using the assumed crediting rate) of expected future gross profits. This amortization is adjusted retrospectively, or "unlocked", when the Company revises its estimate of current or future gross profits to be realized from a group of products. Deferred policy acquisition costs are adjusted to reflect the pro forma impact of unrealized gains and losses on fixed maturity securities the Company has designated as "available for sale" under SFAS No. 115.

PRESENT VALUE OF IN FORCE ACQUIRED
As a result of the acquisition of Golden American, a portion of the acquisition cost was allocated to the right to receive future cash flows from the existing insurance contracts. This allocated cost represents the present value of in force acquired ("PVIF") which reflects the value of those purchased policies calculated by discounting actuarially determined expected cash flows at the discount rate determined by the purchaser. Interest is imputed on the unamortized balance of PVIF at rates of 7.70% to 7.80%. Amortization of PVIF is charged to expense in proportion to expected gross profits. This amortization is adjusted retrospectively, or "unlocked", when the Company revises its estimate of current or future gross profits to be realized from the insurance contracts acquired. PVIF is adjusted to reflect the pro forma impact of unrealized gains (losses) on available for sale fixed maturities.

PROPERTY AND EQUIPMENT
Property and equipment primarily represent leasehold improvements at the Golden American headquarters, office furniture and equipment and capitalized computer software and are not considered to be significant to the Company's overall operations. Property and equipment are reported at cost less allowances for depreciation. Depreciation expense is computed primarily on the basis of straight-line method over the estimated useful lives of the assets.

GOODWILL
Goodwill was established as a result of the acquisition discussed above and is being amortized over 25 years on a straight line basis. See Note 5 for additional information.

FUTURE POLICY BENEFITS
Future policy benefits for fixed interest divisions of the variable products, are established utilizing the retrospective deposit accounting method. Policy reserves represent the premiums received plus accumulated interest, less mortality and administration charges. Interest credited to these policies ranged from 4.00% to 7.25% during 1996.

The unearned revenue reserve represents unearned distribution fees discussed below. These distribution fees have been deferred and are amortized over the life of the contract in proportion to its expected gross profits.

SEPARATE ACCOUNTS
Assets and liabilities of the separate accounts reported in the accompanying balance sheets represent funds that are separately administered principally for variable annuity and variable life contracts. Contractholders, rather than the Company, bear the investment risk for variable products. At the direction of the contractholders, the separate accounts invest the premiums from the sale of variable annuity and variable life products in shares of specified mutual funds. The assets and liabilities of the separate accounts are clearly identified and segregated from other assets and liabilities of the Company. The portion of the separate account assets applicable to variable annuity and variable life contracts cannot be charged with liabilities arising out of any other business the Company may conduct.

Variable separate account assets carried at fair value of the underlying investments generally represent contractholder investment values maintained in the accounts. Variable separate account liabilities represent account balances for the variable annuity and variable life contracts invested in the separate accounts. Net investment income and realized and unrealized capital gains and losses related to separate account assets are not reflected in the accompanying Statement of Income.

Product charges recorded by the Company from variable annuity and variable life products consist of charges applicable to each contract for mortality and expense risk, cost of insurance, contract administration and surrender charges. In addition, some variable annuity and all variable life contracts provide for a distribution fee collected for a limited number of years after each premium deposit. Revenue recognition of collected distribution fees is amortized over the life of the contract in proportion to its expected gross profits. The balance of unrecognized revenue related to the distribution fees is reported as an unearned revenue reserve.

DEFERRED INCOME TAXES
Deferred tax assets or liabilities are computed based on the difference between the financial statement and income tax bases of assets and liabilities using the enacted marginal tax rate. Deferred tax assets or liabilities are adjusted to reflect the pro forma impact of unrealized gains and losses on equity securities and fixed maturity securities the Company has designated as available for sale under SFAS No. 115. Changes in deferred tax assets or liabilities resulting from this SFAS No. 115 adjustment are charged or credited directly to stockholder's equity. Deferred income tax expenses or credits reflected in the Company's Statement of Income are based on the changes in the deferred tax asset or liability from period to period (excluding the SFAS No. 115 adjustment).

DIVIDEND RESTRICTIONS
Golden American's ability to pay dividends to its parent is restricted because prior approval of insurance regulatory authorities is required for payment of dividends to the stockholder which exceed an annual limitation. During 1997, Golden American could pay dividends to its parent of approximately $2,186,000 without prior approval of statutory authorities. The Company has maintained adequate statutory capital and surplus and has not used surplus relief or financial reinsurance, which have come under scrutiny by many state insurance departments.

USE OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the preparation period. Actual results could differ from those estimates.

Management is required to utilize historical experience and assumptions about future events and circumstances in order to develop estimates of material reported amounts and disclosures. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates and assumptions are (1) estimates of fair values of investments in securities and other financial instruments, as well as fair values of policyholder liabilities, (2) policyholder liabilities, (3) deferred policy acquisition costs and present value of in force acquired, (4) fair values of assets and liabilities recorded as a result of acquisition transactions, (5) asset valuation allowances, (6) guaranty fund assessment accruals, (7) deferred tax benefits (liabilities) and (8) estimates for commitments and contingencies including legal matters, if a liability is anticipated and can be reasonably estimated. Estimates and assumptions regarding all of the preceding are inherently subject to change and are reassessed periodically. Changes in estimates and assumptions could materially impact the financial statements.

RECLASSIFICATION
Certain amounts in the 1995 and 1994 financial statements have been reclassified to conform to the 1996 financial statement presentation.

2.  BASIS OF FINANCIAL REPORTING
________________________________________________________________________________

The financial statements of the Company differ from related statutory-basis financial statements principally as follows: (1) acquisition costs of acquiring new business are deferred and amortized over the life of the policies rather than charged to operations as incurred; (2) an asset representing the present value of future cash flows from insurance contracts acquired was established as a result of an acquisition and is amortized and charged to expense; (3) future policy benefit reserves for the fixed interest divisions of the variable products are based on full account values, rather than the greater of cash surrender value or amounts derived from discounting methodologies utilizing statutory interest rates; (4) reserves are reported before reduction for reserve credits related to reinsurance ceded and a receivable is established, net of an allowance for uncollectible amounts, for these credits rather than presented net of these credits; (5) fixed maturity investments are designated as "available for sale" and valued at fair value with unrealized appreciation/depreciation, net of adjustments to deferred income taxes
(if applicable) and deferred policy acquisition costs, credited/charged directly to stockholder's equity rather than valued at amortized cost; (6) the carrying value of fixed maturity securities is reduced to fair value by a charge to realized losses in the Statements of Income when declines in carrying value are judged to be other than temporary, rather than through the establishment of a formula-determined statutory investment reserve (carried as a liability), changes in which are charged directly to surplus; (7) deferred income taxes are provided for the difference between the financial statement and income tax bases of assets and liabilities; (8) net realized gains or losses attributed to changes in the level of interest rates in the market are recognized when the sale is completed rather than deferred and amortized over the remaining life of the fixed maturity security; (9) a liability is established for anticipated guaranty fund assessments, net of related anticipated premium tax credits, rather than capitalized when assessed and amortized in accordance with procedures permitted by insurance regulatory authorities; (10) revenues for variable annuity and variable life products consist of policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed rather than premiums received; and (11) assets and liabilities are restated to fair values when a change in ownership occurs, with provisions for goodwill and other intangible assets, rather than continuing to be presented at historical cost.

Net income (loss) for Golden American, as determined in accordance with statutory accounting practices was $(9,188,000) in 1996, $(4,117,000) in 1995 and $(11,260,000) in 1994. Total statutory capital and surplus was $80,430,000 at December 31, 1996 and $66,357,000 at December 31, 1995.




3.   INVESTMENT OPERATIONS
________________________________________________________________________________

INVESTMENT RESULTS
Major categories of net investment income are summarized below:

                           POST-
                        ACQUISITION                 PRE-ACQUISITION
                        _______________________________________________________
                           For the  |    For the
                             period |      period
                         August 14, |  January 1,       For the        For the
                        1996 through| 1996 through   year ended     year ended
                        December 31,|  August 13,   December 31,   December 31,
                               1996 |        1996          1995           1994
                        ____________| _________________________________________
                              (Dollars in thousands)
                                    |
Fixed maturities             $5,083 |      $4,507        $1,610           $142
Equity securities               103 |          --            --              1
Mortgage loans on real              |
 estate                         203 |          --            --             --
Policy loans                     78 |          73            56             11
Short-term investments          441 |         341           899            226
Other, net                        2 |          22           148             99
Funds held in escrow             -- |         145           166             83
                        ____________| _________________________________________
Gross investment income       5,910 |       5,088         2,879            562
Less investment expenses       (115)|         (98)          (61)            (2)
                        ____________| _________________________________________
Net investment income        $5,795 |      $4,990        $2,818           $560
                        ============| =========================================

























Realized gains (losses) are as follows:

                                        REALIZED*
                           POST-
                        ACQUISITION                 PRE-ACQUISITION
                        _______________________________________________________
                           For the  |    For the
                             period |      period
                         August 14, |  January 1,
                        1996 through| 1996 through   Year ended     Year ended
                        December 31,|  August 13,   December 31,   December 31,
                               1996 |        1996          1995           1994
                        ____________| _________________________________________
                             (Dollars in thousands)
                                    |
Fixed maturities:                   |
 Available for sale             $42 |       ($420)         $297
 Held for investment             -- |          --            --             $2
Equity securities                -- |          --            --             63
                        ____________| _________________________________________
Realized gains (losses)             |
 on investments                 $42 |       ($420)         $297            $65
                        =======================================================

*See Note 6 for the income tax effects attributable to realized gains and losses on investments.

The change in unrealized appreciation (depreciation) on securities at fair value is as follows:

                                        UNREALIZED
                           POST-
                        ACQUISITION                 PRE-ACQUISITION
                        _______________________________________________________
                           For the  |    For the
                             period |      period
                         August 14, |  January 1,
                        1996 through| 1996 through   Year ended     Year ended
                        December 31,|  August 13,   December 31,   December 31,
                             1996** |        1996          1995           1994
                        ____________| _________________________________________
                             (Dollars in thousands)
                                    |
Fixed maturities:                   |
 Available for sale            $410 |     ($2,087)         $958           ($65)
 Held for investment             -- |          --            90             --
Equity securities                (3)|           1             3            (63)
                        ____________| _________________________________________
Unrealized appreciation             |
 (depreciation) of                  |
 securities                    $407 |     ($2,086)       $1,051          ($128)
                        =======================================================

**On August 13, 1996, all fixed maturities and equity securities in the Company's investment portfolio were marked to market.

At December 31, 1996 and December 31, 1995, amortized cost, gross unrealized gains and losses and estimated fair values of fixed maturity securities, all of which are designated as available for sale, are as follows:

                                               POST-ACQUISITION
                               _______________________________________________
                                                Gross       Gross   Estimated
                                Amortized  Unrealized  Unrealized        Fair
December 31, 1996                    Cost       Gains      Losses       Value
______________________________________________________________________________
                                             (Dollars in thousands)
U.S. government and
 governmental agencies
 and authorities:
  Mortgage-backed securities      $70,902        $122       ($247)    $70,777
  Other                             3,082           2          (4)      3,080
Public utilities                   35,893         193         (38)     36,048
Investment grade corporate        134,487         586        (466)    134,607
Below investment grade
 corporate                         25,921         249         (56)     26,114
Mortgage-backed securities          4,868          69          --       4,937
                               ___________ ___________ ___________ ___________
Total                            $275,153      $1,221       ($811)   $275,563
                               =========== =========== =========== ===========

                                               PRE-ACQUISITION
                               _______________________________________________
                                                Gross       Gross   Estimated
                                Amortized  Unrealized  Unrealized        Fair
December 31, 1995                    Cost       Gains      Losses       Value
______________________________________________________________________________
                                             (Dollars in thousands)
U.S. government and
 governmental agencies
 and authorities - Other          $13,334        $176                 $13,510
Public utilities                    5,276          26                   5,302
Investment grade corporate         27,042         700        ($31)     27,711
Mortgage-backed securities          3,019          87          --       3,106
                               ___________ ___________ ___________ ___________
Total                             $48,671        $989        ($31)    $49,629
                               =========== =========== =========== ===========

At December 31, 1996, net unrealized investment gains on fixed maturities designated as available for sale totaled $410,000. This appreciation caused an increase to stockholder's equity of $265,000 at December 31, 1996 (net of deferred income taxes of $145,000). No fixed maturity securities were designated as held for investment at December 31, 1996 or 1995. Short-term investments with maturities of 30 days or less have been excluded from the above schedules. Amortized cost approximates fair value for these securities.




Amortized cost and estimated fair value of fixed maturities designated as available for sale, by contractual maturity, at December 31, 1996, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                        POST-ACQUISITION
                                                _____________________________
                                                                   Estimated
                                                   Amortized            Fair
December 31, 1996                                       Cost           Value
_____________________________________________________________________________
                                                    (Dollars in thousands)
Due within one year                                  $15,908         $15,930
Due after one year through five years                122,958         123,487
Due after five years through ten years                60,517          60,432
                                                _____________   _____________
                                                     199,383         199,849
Mortgage-backed securities                            75,770          75,714
                                                _____________   _____________
Total                                               $275,153        $275,563
                                                =============   =============


































An analysis of sales, maturities and principal repayments of the Company's fixed maturities portfolio is as follows:

                                            Gross         Gross      Proceeds
                          Amortized      Realized      Realized          from
                               Cost         Gains        Losses          Sale
______________________________________________________________________________
                                           (Dollars in thousands)
For the period August 14,
 1996 through
 December 31, 1996:
Scheduled principal
 repayments, calls and
 tenders                     $1,612                                    $1,612
Sales                        45,799          $115          ($73)       45,841
                        ______________________________________________________
Total                       $47,411          $115          ($73)      $47,453
                        ======================================================
For the period January 1,
 1996 through August 13,
 1996:
Scheduled principal
 repayments, calls and
 tenders                     $1,801                                    $1,801
Sales                        53,710          $152         ($572)       53,290
                        ______________________________________________________
Total                       $55,511          $152         ($572)      $55,091
                        ======================================================
Year ended December 31,
 1995:
Scheduled principal
 repayments, calls and
 tenders                    $20,279          $305          ($16)      $20,568
Sales                         3,450             8            --         3,458
                        ______________________________________________________
Total                       $23,729          $313          ($16)      $24,026
                        ======================================================
Year ended December 31,
 1994:
Scheduled principal
 repayments, tenders
 (available for sale only)
 and calls - held for
 investment                    $319            $2        $   --          $321
                        ______________________________________________________
Total                          $319            $2        $   --          $321
                        ======================================================

Investment Valuation Analysis: The company analyzes its investment portfolio at least quarterly in order to determine if the carrying value of any of its investments has been impaired. The carrying value of debt and equity securities is written down to fair value by a charge to realized losses when an impairment in value appears to be other than temporary. During 1996 and 1995, no investments were identified as having an impairment other than temporary.

Investments on Deposit: At December 31, 1996 and 1995, affidavits of deposits covering bonds with a par value of $6,605,000 and $2,695,000, respectively, were on deposit with regulatory authorities pursuant to certain statutory requirements.

Investment Diversifications: The Company's investment policies related to its investment portfolio require diversification by asset type, company and industry and set limits on the amount which can be invested in an individual issuer. Such policies are at least as restrictive as those set forth by regulatory authorities. Fixed maturity investments included investments in various government bonds and government or agency mortgage-backed securities (27% in 1996 and 1995), public utilities (13% in 1996, 11% in 1995), basic industrials (30% in 1996, 20% in 1995) and financial companies (18% in 1996, 30% in 1995). Mortgage loans on real estate have been analyzed by geographical location and 17% of all mortgage loans are in Georgia. There are no other concentrations of mortgage loans in any state exceeding ten percent in 1996. Mortgage loans on real estate have also been analyzed by collateral type with significant concentrations identified in office buildings (36% in 1996), industrial buildings (31% in 1996) and multi-family residential buildings
(27% in 1996). Equity securities and investments accounted for by the equity method are not significant to the Company's overall investment portfolio.

No investment in any person or its affiliates (other than bonds issued by agencies of the United States government) exceeded ten percent of stockholder's equity at December 31, 1996.

4.  FAIR VALUES OF FINANCIAL INSTRUMENTS
________________________________________________________________________________

SFAS No. 107, "Disclosures about Fair Value of Financial Instruments" requires disclosure of estimated fair value of all financial instruments, including both assets and liabilities recognized and not recognized in a Company's balance sheet, unless specifically exempted. SFAS No. 119, "Disclosure about Derivative Financial Instruments and Fair Value of Financial Instruments" requires additional disclosures about derivative financial instruments. Most of the Company's investments, insurance liabilities and debt fall within the standards' definition of a financial instrument. Although the Company's insurance liabilities are specifically exempted from this disclosure requirement, estimated fair value disclosure of these liabilities is also provided in order to make the disclosures more meaningful. Accounting, actuarial and regulatory bodies are continuing to study the methodologies to be used in developing fair value information, particularly as it relates to such things as liabilities for insurance contracts. Accordingly, care should be exercised in deriving conclusions about the Company's business or financial condition based on the information presented herein.

The Company closely monitors the composition and yield of its invested assets, the duration and interest credited on insurance liabilities and resulting interest spreads and timing of cash flows. These amounts are taken into consideration in the Company's overall management of interest rate risk, which attempts to minimize exposure to changing interest rates through the matching of investment cash flows with amounts expected to be due under insurance contracts. As discussed below, the Company has used discount rates in its determination of fair values for its liabilities which are consistent with market yields for related assets. The use of the asset market yield is consistent with management's opinion that the risks inherent in its asset and liability portfolios are similar. This assumption, however, might not result in values consistent with those obtained through an actuarial appraisal of the Company's business or values that might arise in a negotiated transaction.

The following compares carrying values as shown for financial reporting purposes with estimated fair values.


December 31                                                    1996
_______________________________________________________________________________
(Dollars in thousands)
                                                                    Estimated
                                                       Carrying          Fair
                                                          Value         Value
                                                    ____________  ____________
ASSETS
Balance sheet financial assets:
 Fixed maturities available for sale                   $275,563      $275,563
 Equity securities                                           33            33
 Mortgage loans on real estate                           31,459        30,979
 Short-term investments                                  12,631        12,631
 Cash and cash equivalents                                5,839         5,839
 Other receivables                                        4,214         4,214
 Separate account assets                              1,207,247     1,207,247
                                                    ___________________________
                                                      1,536,986     1,536,506

Deferred policy acquisition costs                        11,468            --
Present value of in force acquired                       83,051            --
Goodwill                                                 38,665            --
Deferred income taxes on fair value adjustments              --         7,741
Non-financial assets                                      3,095         3,095
                                                    ___________________________
Total assets                                         $1,673,265    $1,547,342
                                                    ===========================
LIABILITIES AND STOCKHOLDER'S EQUITY
Balance sheet financial liabilities:
  Future policy benefits (net of related policy
   loans):
   Annuity products                                    $280,076      $253,012
   Interest sensitive life products                       2,640         2,368
                                                    ___________________________
                                                        282,716       255,380
 Surplus note                                            25,000        28,878
 Separate account liabilities                         1,207,247     1,119,158
                                                    ___________________________
                                                      1,514,963     1,403,416
Non-financial liabilities                                17,818        17,818
                                                    ___________________________
Total liabilities                                     1,532,781     1,421,234
Stockholder's equity                                    140,484       126,108
                                                    ___________________________
Total liabilities and stockholder's equity           $1,673,265    $1,547,342
                                                    ===========================






The following methods and assumptions were used by the Company in estimating fair values.
  Fixed maturities: Estimated fair values of publicly traded securities are as reported by an independent pricing service. Estimated fair values of conventional mortgage-backed securities not actively traded in a liquid market are estimated using a third party pricing system. This pricing system uses a matrix calculation assuming a spread over U.S. Treasury bonds based upon the expected average lives of the securities.
  Equity securities: Estimated fair values of equity securities, which consist of the Company's investment in the portfolios underlying its separate accounts, are based upon the quoted fair value of the individual securities comprising the individual portfolios underlying the separate accounts. For equity securities not actively traded, estimated fair values are based upon values of issues of comparable yield and quality.
  Mortgage loans on real estate: Fair values are estimated by discounting expected cash flows, using interest rates currently offered for similar loans.
  Short-term investments, cash and cash equivalents, and other receivables:
Carrying values reported in the Company's historical cost basis balance sheet approximate estimated fair value for these instruments, due to their short-term nature.
  Deferred policy acquisition costs, present value of in force acquired and goodwill: For historical cost purposes, the recovery of policy acquisition costs and present value of in force acquired is based on the realization, among other things, of future interest spreads and gross premiums on in force business. Because these cash flows are considered in the computation of the future policy benefit cash flows, the deferred policy acquisition cost and present value of in force acquired balances do not appear on the estimated fair value balance sheet. Goodwill does not appear in the estimated fair value balance sheet because no cash flows are related to this asset.
  Separate account assets: Separate account assets represent the estimated fair values of the underlying securities in the Company's historical cost and estimated fair value basis balance sheets.
  Future policy benefits: Estimated fair values of the Company's liabilities for future policy benefits for the fixed interest division of the variable products are based upon discounted cash flow calculations. Cash flows of future policy benefits are discounted using the market yield rate of the assets supporting these liabilities. Estimated fair values are presented net of the estimated fair value of corresponding policy loans due to the interdependent nature of the cash flows associated with these items.
  Surplus note: Estimated fair value of the Company's surplus note was based upon discounted future cash flows using a discount rate approximating the Company's return on invested assets.
   Separate account liabilities: Separate account liabilities are reported at full account value in the Company's historical cost balance sheet. Estimated fair values of separate account liabilities are based upon assumptions using an estimated long-term average market rate of return to discount future cash flows. The reduction in fair values for separate account liabilities reflect the present value of future revenue from product charges, distribution fees or surrender charges.
    Deferred income taxes on fair value adjustments: Deferred income taxes have been reported at the statutory rate for the differences (except for those attributed to permanent differences) between the carrying value and estimated fair value of assets and liabilities set forth herein.
  Non-financial assets and liabilities: Values are presented at historical cost. Non-financial assets consist primarily of property and equipment, receivable from the Separate Accounts and restricted stock assets. Non-financial liabilities consist primarily of outstanding checks, guaranty fund assessments payable, payables for investments and suspense accounts.


At December 31, 1995, the carrying amounts reported for the financial instruments consisting primarily of short-term investments, policy loans, the adjustable principal amount promissory note and insurance and annuity reserves approximate fair value.

SFAS No. 107 and SFAS No. 119 require disclosure of estimated fair value information about financial instruments, whether or not recognized in the consolidated balance sheets, for which it is practicable to estimate that value. In cases where quoted market prices are not available, estimated fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. The above presentation should not be viewed as an appraisal as there are several factors, such as the fair value associated with customer or agent relationships and other intangible items, which have not been considered. In addition, interest rates and other assumptions might be modified if an actual appraisal were to be performed. Accordingly, the aggregate estimated fair value amounts presented herein are limited by each of these factors and do not purport to represent the underlying value of the Company.

5.   ACQUISITION
________________________________________________________________________________

Transaction: On August 13, 1996, Equitable acquired all of the outstanding capital stock of BT Variable from Whitewood, a wholly-owned subsidiary of Bankers Trust, pursuant to the terms of the Purchase Agreement dated as of May 3, 1996 between Equitable and Whitewood. In exchange for the outstanding capital stock of BT Variable, Equitable paid the sum of $93,000,000 in cash to Whitewood in accordance with the terms of the Purchase Agreement. Equitable also paid the sum of $51,000,000 in cash to Bankers Trust to retire certain debt owed by BT Variable to Bankers Trust pursuant to a revolving credit arrangement. Subsequent to the acquisition, the BT Variable, Inc. name was changed to EIC Variable, Inc.

Accounting Treatment: The acquisition was accounted for as a purchase resulting in a new basis of accounting, reflecting estimated fair values for assets and liabilities at August 13, 1996. The purchase price was allocated to the three companies purchased - BT Variable, DSI and Golden American. Goodwill was established for the excess of the acquisition cost over the fair value of the net assets acquired and pushed down to Golden American. The acquisition cost is preliminary with respect to the final settlement of taxes with Bankers Trust and estimated expenses and, as a result, goodwill may change. The allocation of the purchase price to Golden American was approximately $139,872,000. The amount of goodwill relating to the acquisition was $39,254,000 at the acquisition date and is being amortized over 25 years on a straight line basis. The carrying value of goodwill will be reviewed periodically for any indication of impairment in value.

Pro Forma Information (Unaudited): The following pro forma information is presented as if the acquisition had occurred on January 1, 1995. The information is combined to reflect the purchase accounting in the pre-acquisition periods of January 1, 1996 through August 13, 1996 and for the year ended December 31, 1995. This information is intended for informational purposes only and may not be indicative of the Company's future results of operations.



Year ended December 31,                 1996                  1995
___________________________________________________________________
(Dollars in thousands)                     (Unaudited)
Revenues                             $35,955               $25,149
Net income                               799                 1,093


The primary pro forma effects are revised amortization of deferred policy acquisition costs, present value of in force acquired, unearned revenue, goodwill and the elimination of deferred tax benefits.

Present Value of In Force Acquired: As part of the acquisition, a portion of the acquisition cost was allocated to the right to receive future cash flows from the insurance contracts existing with Golden American at the date of acquisition. This allocated cost represents the present value of in force acquired ("PVIF") which reflects the value of those purchased policies calculated by discounting the actuarially determined expected future cash flows at the discount rate determined by Equitable.

An analysis of the PVIF asset is as follows:

                                    POST-
                                 ACQUISITION               PRE-ACQUISITION
                                 _______________________________________________
                                     For the |    For the
                                      period |     period
                                      August |    January
                                    14, 1996 |    1, 1996       Year       Year
                                     through |    through      ended      ended
                                    December |     August   December   December
                                    31, 1996 |   13, 1996   31, 1995   31, 1994
                                 ____________| _________________________________
                                           (Dollars in thousands)
                                             |
Beginning balance                    $85,796 |     $6,057     $7,620     $9,784
Imputed interest                       2,465 |        273        548        696
Amortization                          (5,210)|     (1,224)    (2,100)    (2,860)
Adjustment for unrealized gains              |
 on available for sale securities         -- |         11        (11)        --
                                 ____________| _________________________________
Ending balance                       $83,051 |     $5,117     $6,057     $7,620
                                 ============  =================================

Pre-Acquisition PVIF represents the remaining value assigned to in force contracts when Bankers Trust purchased Golden American from Mutual Benefit on September 30, 1992. See Note 8, contingent liability for additional information.





Interest is imputed on the unamortized balance of PVIF at rates of 7.70% to 7.80% for the period August 14, 1996 through December 31, 1996. PVIF is charged to expense and adjusted for the unrealized gains (losses) on available for sale securities. Based on current conditions and assumptions as to the future events on acquired policies in force, the expected approximate net amortization for the next five years, relating to the balance of the PVIF as of December 31, 1996, is as follows:


       Year                               Amount
_________________________________________________
                (Dollars in thousands)
        1997                              $9,664
        1998                              10,109
        1999                               9,243
        2000                               7,919
        2001                               6,798

6.  INCOME TAXES
________________________________________________________________________________

The Company files a federal income tax return separate from its parent company. Under the Internal Revenue Service Code, a newly acquired insurance company must file a separate return for 5 years. Deferred income taxes have been established based upon the temporary differences, the reversal of which will result in taxable or deductible amounts in future years when the related asset or liability is recovered or settled.

At December 31, 1995 and 1994, Golden American had net operating loss ("NOL") carryforwards for federal income tax purposes of approximately $22,600,000 and $17,400,000, respectively. As a result of the election made in connection with the acquisition, the Company will be treated as a new taxpayer commencing on August 14, 1996. For the period August 14, 1996 through December 31, 1996, the Company incurred a NOL of $4,725,000.






















INCOME TAX EXPENSE
Income tax expenses (credits) are included in the consolidated financial statements as follows:

                                     POST-ACQUISITION    PRE-ACQUISITION
                                     ____________________________________
                                       For the period |   For the period
                                      August 14, 1996 |  January 1, 1996
                                              through |          through
                                     December 31, 1996|  August 13, 1996
                                     _________________| _________________
                                             (Dollars in thousands)
                                                      |
Taxes provided in consolidated                        |
 statements of income - deferred                 $220 |          ($1,463)
                                                      |
Taxes provided in consolidated                        |
 statement of changes in                              |
 stockholder's equity on                              |
 unrealized gains - deferred                      145 |               --
                                     _________________| _________________
                                                 $365 |          ($1,463)
                                     =================| =================


































Income tax expense (credits) attributed to realized gains and losses on investments amounted to $15,000 and $(147,000) and for the periods August 14, 1996 through December 31, 1996, and January 1, 1996 through August 13, 1996, respectively. The effective tax rate on income before income taxes and equity income (loss) is different from the prevailing federal income tax rate as follows:


                           POST-
                        ACQUISITION                  PRE-ACQUISITION
                        _______________________________________________________
                           For the  |    For the
                             period |      period
                         August 14, |  January 1,
                        1996 through| 1996 through    Year ended    Year ended
                        December 31,|  August 13,    December 31,  December 31,
                               1996 |        1996           1995          1994
                        ____________| _________________________________________
                                   (Dollars in thousands)
                                    |
Income before income                |
 taxes                         $570 |      $1,736         $3,364        $2,222
Income tax at federal               |
 statutory rate                 200 |         607          1,177           778
Tax effect (decrease) of:           |
 Realization of NOL                 |
  carryforwards                  -- |      (1,214)            --            --
 Dividends received                 |
  deduction                      -- |          --           (350)         (368)
 Other items                     20 |          --             17          (210)
 Valuation allowance             -- |        (856)          (844)         (200)
                        ____________| _________________________________________
Income tax expense                  |
 (benefit)                     $220 |     ($1,463)        $   --        $   --
                        ============| =========================================






















DEFERRED INCOME TAXES
The tax effect of temporary differences giving rise to the Company's deferred income tax assets and liabilities at December 31, 1996 and 1995 is as follows:

                                            POST-ACQUISITION   PRE-ACQUISITION
                                            ___________________________________
December 31,                                      1996       |       1995
____________________________________________________________ | ________________
                                                    (Dollars in thousands)
                                                             |
Deferred tax assets:                                         |
 Future policy benefits                             $19,102  |         $15,520
 Deferred policy acquisition costs                    1,985  |           3,666
 Goodwill                                             5,918  |              --
 Net operating loss carryforwards                     1,653  |           7,891
 Other                                                  235  |              57
                                            ________________ | ________________
                                                     28,893  |          27,134
Deferred tax liabilities:                                    |
 Net unrealized appreciation of available                    |
  for sale fixed maturity securities                    145  |              --
 Deferred policy acquisition costs                       --  |          23,560
 Unamortized cost assigned to present                        |
  value of in force acquired                         29,068  |           2,120
 Other                                                   45  |             598
                                            ________________ | ________________
                                                     29,258  |          26,278
                                                             |
Valuation allowance, for deferred tax assets             --  |            (856)
                                            ________________ | ________________
Deferred income tax liability                          $365  |          $   --
                                            ================ | ================

7.   RELATED PARTY TRANSACTIONS
________________________________________________________________________________

DSI acts as the principal underwriter (as defined in the Securities Act of 1933 and the Investment Company Act of 1940, as amended) of the variable insurance products issued by Golden American which as of December 31, 1996 are sold primarily through two broker/dealer institutions. For the periods August 14, 1996, through December 31, 1996 and January 1, 1996 through August 13, 1996, Golden American paid commissions to DSI totaling $9,995,000 and $17,070,000, respectively. For the years ended December 31, 1995, and 1994, commissions paid by Golden American to DSI aggregated $8,440,000 and $17,569,000, respectively.

Golden American charged DSI for various expenses and all other general and administrative costs, first on the basis of direct charges when identifiable, with the remainder allocated based on the estimated amount of time spent by Golden American's employees on behalf of DSI. For the year ended December 31, 1994 expenses allocated to DSI were $1,983,000.

Golden American provides certain managerial and supervisory services to DSI. In 1996 and 1995, this fee was calculated as a percentage of average assets in the variable separate accounts. For the periods August 14, 1996 through December 31, 1996 and January 1, 1996 through August 13, 1996 the fee was $877,000 and $1,390,000, respectively. This fee was $987,000 for 1995.
On August 14, 1996, the Company began purchasing investment management services from an affiliate. Payments for these services totaled $72,000 through December 31, 1996. On August 14, 1996, all employees of Golden American, except wholesalers, became statutory employees of Equitable Life Insurance Company, an affiliate.

Surplus Note: On December 17, 1996, Golden American issued a surplus note in the amount of $25,000,000 to Equitable. The note matures on December 17, 2026 and will accrue interest of 8.25% per annum until paid. The note and accrued interest thereon shall be subordinate to payments due to policyholders, claimant and beneficiary claims, as well as debts owed to all other classes of debtors of Golden American. Any payment of principal made shall be subject to the prior approval of the Delaware Insurance Commissioner. On December 17, 1996, Golden American contributed the $25,000,000 to First Golden acquiring 200,000 shares of common stock (100% of outstanding stock) of First Golden.

Line of Credit: Golden American maintains a line of credit agreement with Equitable to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Under the current agreement, which became effective December 1, 1996 and expires on December 31, 1997, Golden American can borrow up to $25,000,000. Interest on any borrowings is charged at the rate of Equitable's monthly average aggregate cost of short-term funds plus 1.00%. For the period August 14 through December 31, 1996, the Company paid $85,000 of interest under this agreement. At December 31, 1996, no amounts were outstanding under this agreement.

Short-term Debt: All short-term debt was repaid as of December 30, 1994. Interest paid during 1994 was $1,962,000. The repayment of amounts under this loan had been guaranteed by Bankers Trust.

Stockholder's Equity: On September 23, 1996, EIC Variable, Inc. (formally known as BT Variable, Inc.) contributed $50,000,000 of Preferred Stock to the Company's additional paid-in capital.

8.  COMMITMENTS AND CONTINGENCIES
________________________________________________________________________________

Contingent Liability: In a transaction that closed on September 30, 1992, Bankers Trust Company ("Bankers Trust") acquired from Mutual Benefit Life Insurance Company in Rehabilitation ("Mutual Benefit"), in accordance with the terms of an Exchange Agreement, all of the issued and outstanding capital stock of Golden American and DSI and certain related assets for consideration with an aggregate value of $13,200,000 and contributed them to BT Variable. The transaction involved settlement of pre-existing claims of Bankers Trust against Mutual Benefit. The ultimate value of these claims has not yet been determined by the Superior Court of New Jersey and, prior to August 13, 1996, was contingently supported by a $5,000,000 note payable from Golden American and a $6,000,000 letter of credit from Bankers Trust. Bankers Trust had estimated that the contingent liability due from Golden American amounted to $439,000 at August 13, 1996 and December 31, 1995. At August 13, 1996 the balance of the escrow account established to fund the contingent liability was $4,293,000 ($4,150,000 at December 31, 1995).

On August 13, 1996, Bankers Trust made a cash payment to Golden American in an amount equal to the balance of the escrow account less the $439,000 contingent liability discussed above. In exchange, Golden American irrevocably assigned to Bankers Trust all of Golden American's rights to receive any amounts to be disbursed from the escrow account in accordance with the terms of the Exchange Agreement. Bankers Trust also irrevocably agreed to make all payments becoming due under the Golden American note and to indemnify Golden American for any liability arising from the note.

Reinsurance: At December 31, 1996, Golden American had reinsurance treaties with reinsurers covering a significant portion of the mortality risks under its variable contracts with unaffiliated reinsurers. Golden American remains liable to the extent its reinsurers do not meet their obligations under the reinsurance agreements. Reinsurance in force for life mortality risks were $58,368,000 and $24,709,000 at December 31, 1996 and 1995. Included in the
accompanying financial statements are net considerations to reinsurers of $875,000, $600,000, $2,800,000 and $2,400,000 and net policy benefits recoveries of $654,000, $1,267,000, $3,500,000 and $1,900,000 for the periods
August 14, 1996 through December 31, 1996, and January 1, 1996 through August 13, 1996 and the years ended 1995 and 1994, respectively.

Effective June 1, 1994, Golden American entered into a modified coinsurance agreement with an unaffiliated reinsurer. The accompanying financial statements are presented net of the effects of the treaty which increased income by $10,000 and $56,000 for the periods August 14, 1996 through December 31, 1996 and January 1, 1996 through December 31, respectively. In 1995 and 1994, net income was reduced by $109,000 and $27,000, respectively.

Guaranty Fund Assessments: Assessments are levied on the Company by life and health guaranty associations in most states in which the Company is licensed to cover losses of policyholders of insolvent or rehabilitated insurers. In some states, these assessments can be partially recovered through a reduction in future premium taxes. The Company cannot predict whether and to what extent legislative initiatives may affect the right to offset. Based upon information currently available from the National Organization of Life and Health Insurance Guaranty Associations (NOLHGA), the Company believes that it is probable these insolvencies will result in future assessments which could be material to the Company's financial statements if the Company's reserve is not sufficient. The Company regularly reviews its reserve for these insolvencies and updates its reserve based upon the Company's interpretation of information from the NOLHGA annual report. The associated cost for a particular insurance company can vary significantly based upon its fixed account premium volume by line of business and state premiums levels as well as its potential for premium tax offset. Accordingly, the Company accrued and charged to expense an additional $291,000 for the period August 14, 1996 through December 31, 1996 and $480,000 for the period January 1, 1996 through August 13, 1996. At December 31, 1996, the Company has an undiscounted reserve of $771,000 to cover estimated future assessments (net of related anticipated premium tax credits) and has established an asset totaling $3,000 for assessments paid which may be recoverable through future premium tax offsets. The Company believes this reserve is sufficient to cover expected future insurance guaranty fund assessments, based upon previous premium levels, and known insolvencies at this time.

Litigation: In the ordinary course of business, the Company is engaged in litigation, none of which management believes is material.

Vulnerability from Concentrations: The Company has various concentrations in its investment portfolio (see Note 3 for further information). The Company's asset growth, net investment income and cash flow are primarily generated from the sale of variable products and associated future policy benefits and separate account liabilities. A significant portion of the Company's sales are generated by two broker/dealers. Substantial changes in tax laws that would make these products less attractive to consumers, extreme fluctuations in interest rates or stock market returns which may result in higher lapse experience than assumed, could cause a severe impact to the Company's financial condition.

Other Commitments: At December 31, 1996, outstanding commitments to fund mortgage loans on real estate totaled $14,250,000.

APPENDIX:  DESCRIPTION OF BOND RATINGS

Excerpts from Moody's Investors Service, Inc. ("Moody's) description of its bond ratings:

     Aaa: Judged to be the best quality; they carry the smallest degree of investment risk.

     Aa: Judged to be of high quality by all standards; together with the Aaa group, they comprise what are generally known as high grade bonds.

     A:   Possess many favorable investment attributes and are to be considered as "upper medium grade obligations."

     Baa: Considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

     Ba: Judged to have speculative elements; their future cannot be considered as well assured.

     B:   Generally lack characteristics of the desirable investment.

     Caa: Are of poor standing; such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca:  Speculative in a high degree; often in default.

     C:   Lowest rate class of bonds; regarded as having extremely poor prospects.

Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

Excerpts from Standard & Poor's Rating Group ("Standard & Poor's") description of its bond ratings:

     AAA: Highest grade obligations; capacity to pay interest and repay principal is extremely strong.

     AA: Also qualify as high grade obligations; a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

     A:   Regarded as upper medium grade; they have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB: Regarded as having an adequate capacity to pay interest and repay principal; whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity than in higher rated categories -- this group is the lowest which qualifies for commercial bank investment.

     BB, B,
     CCC,
     CC: Predominantly speculative with respect to capacity to pay interest and repay principal in accordance with terms of the obligation: BB indicates the lowest degree of speculation and CC the highest.

Standard & Poor's applies indicators "+," no character, and "-" to its rating categories. The indicators show relative standing within the major rating categories.




                                   A-2